                                                                    EXHIBIT 10.1
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                               CREDIT AGREEMENT
                          dated as of April 29, 1998

                                     among

                      VENTAS REALTY, LIMITED PARTNERSHIP,

                              NATIONSBANK, N.A.,
             as a Bank and as Administrative Agent for the Banks,

                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
              as a Bank and as Documentation Agent for the Banks,

                                BANQUE PARIBAS,
                           THE BANK OF NOVA SCOTIA,
                       CREDIT LYONNAIS NEW YORK BRANCH,
                          CREDIT SUISSE FIRST BOSTON,
                             FLEET NATIONAL BANK,
            THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW YORK BRANCH,
                        PNC BANK, NATIONAL ASSOCIATION,
                               SOCIETE GENERALE,
                          THE TORONTO-DOMINION BANK,
                             WACHOVIA BANK, N.A.,
                each as a Bank and as a Senior Managing Agent,

                              ABN AMRO BANK N.V.,
                           BANK ONE, KENTUCKY, N.A.,
                                COMERICA BANK,
                       DEUTSCHE BANK AG, NEW YORK BRANCH
                         AND/OR CAYMAN ISLANDS BRANCH,
                        NATIONAL CITY BANK OF KENTUCKY,
                    each as a Bank and as a Managing Agent,

            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                             THE BANK OF NEW YORK,
                      THE FIRST NATIONAL BANK OF CHICAGO,
                                  U.S. BANK,


                           UNION BANK OF CALIFORNIA,
                       each as a Bank and as a Co-Agent

                                      and

                           THE BANKS LISTED HEREIN,

                                      and

                           JP MORGAN SECURITIES INC.
                                      AND
                    NATIONSBANC MONTGOMERY SECURITIES LLC,
                                as Co-Arrangers

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

                               CREDIT AGREEMENT


     CREDIT AGREEMENT dated as of April 29, 1998, among VENTAS REALTY, LIMITED PARTNERSHIP (the "Borrower"), NATIONSBANK, N.A., as a Bank and as Administrative Agent for the Banks, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Bank and as Documentation Agent for the Banks, the SENIOR MANAGING AGENTS listed on the cover page hereof, the MANAGING AGENTS listed on the cover page hereof, the CO-AGENTS listed on the cover page hereof, the BANKS listed on the signature pages hereof (the "Banks"), and JP MORGAN SECURITIES INC. and NATIONSBANC MONTGOMERY SECURITIES LLC as Co-Arrangers.


W I T N E S S E T H:
- - - - - - - - - -


     The parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1 Definitions. The following terms, as used herein, have the following meanings:

     "Administrative Agent" means NationsBank, N.A. in its capacity as Administrative Agent for the Banks hereunder, and its successors in such capacity.

     "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

     "Affiliate" means any Person (other than a Subsidiary) directly or indirectly controlling, controlled by or under common control with Borrower; provided, however, that during the period following the spin-off of Vencor, Inc., common share ownership between Guarantor and Vencor, Inc. shall not be deemed to make either entity an Affiliate of the other. As used in this definition, the term "control" means possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agents" means the Administrative Agent and the Documentation Agent.

     "Agreement" means this Credit Agreement as the same may from time to time hereafter be modified, supplemented or amended.

     "Annual EBITDA" means, measured as of the last day of each calendar quarter, an amount equal to (i) total revenues relating to the Guarantor and its Consolidated Subsidiaries for the previous four consecutive calendar quarters including the quarter then ended, on an accrual basis with adjustments to remove the effect of the straight-lining of rents, plus (ii) interest and other income of the Guarantor and its Consolidated Subsidiaries, including, without limitation, real estate service revenues, for such period, less (iii) total operating expenses and other expenses relating to Real Property Assets for such period (other than interest, taxes, depreciation, amortization, and other non-cash items), less (iv) total corporate operating expenses (including general overhead expenses) and other expenses of the Guarantor and its Consolidated Subsidiaries (other than interest, taxes, depreciation, amortization and other non-cash items), for such period.

     "Applicable Interest Rate" means the lesser of (x) the rate at which the interest rate applicable to any floating rate Debt could be fixed, at the time of calculation, by the Borrower entering into an interest rate swap agreement, and (y) the rate at which the interest rate applicable to such floating rate Debt is actually capped, at the time of calculation, if the Borrower has entered into an interest rate cap agreement with respect thereto or if the documentation for such Debt contains a cap.

     "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office, and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

     "Applicable Margin" means, with respect to each Euro-Dollar Loan and each Base Rate Loan, the respective percentages per annum determined, at any time, based on the range into which the Maximum Total Debt Ratio then falls, in accordance with the table set forth below. Any change in the Maximum Total Debt Ratio shall occur on the date on which the Guarantor delivers, or was required to have delivered, the certificate pursuant to Section 5.1(e) hereof, whichever is earlier, and shall be effective as of the date on which the Maximum Total Debt Ratio is calculated.

================================================================================================
                         Maximum Total Debt         Maximum Total Debt       Maximum Total Debt
                         Ratio less than 40%.       Ratio equal to or        Ratio greater than
                                                    greater than 40% but     50%.
                                                    less than or equal
                                                    to 50%.
------------------------------------------------------------------------------------------------
Applicable Base Rate       Tranche A: 1.75%         Tranche A: 1.75%         Tranche A: 2.00%
Margin                     Tranche B: 1.00%         Tranche B: 1.25%         Tranche B: 1.50%
                           Tranche C: 1.25%         Tranche C: 1.25%         Tranche C: 1.50%
                           Tranche D: 1.75%         Tranche D: 1.75%         Tranche D: 2.00%
------------------------------------------------------------------------------------------------
Applicable                 Tranche A: 2.75%         Tranche A: 2.75%         Tranche A: 3.00%
Euro-Dollar Margin         Tranche B: 2.00%         Tranche B: 2.25%         Tranche B: 2.50%
                           Tranche C: 2.25%         Tranche C: 2.25%         Tranche C: 2.50%
                           Tranche D: 2.75%         Tranche D: 2.75%         Tranche D: 3.00%
================================================================================================

     "Assignee" has the meaning set forth in Section 9.6(c).

     "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors.

     "Bankruptcy Code" means Title 11 of the United States Code, entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes.

     "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Rate plus
 .50%.

     "Base Rate Borrowing" means a Borrowing comprised of Base Rate Loans.

     "Base Rate Loan" means a Loan to be made by a Bank as a Base Rate Loan in accordance with the applicable Notice of Borrowing, Notice of Interest Rate Election or pursuant to Article VIII.

     "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

     "Borrower" means Ventas Realty, Limited Partnership, a Delaware limited partnership, and its successors.

     "Borrowing" has the meaning set forth in Section 1.3.

     "Cash or Cash Equivalents" means (i) cash, (ii) direct obligations of the United States Government, including, without limitation, treasury bills, notes and bonds, (iii) interest bearing or discounted obligations of Federal agencies and Government sponsored entities or pools of such instruments offered by banks rated AA or better by S&P or Aa2 by Moody's and dealers, including, without limitation, Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified pass-through certificates, Federal National Mortgage Association bonds and notes, Federal Farm Credit System securities, (iv) time deposits, domestic and Eurodollar certificates of deposit, bankers acceptances, commercial paper rated at least A-1 by S&P and P-1 by Moody's, and/or guaranteed by an entity having an Aa rating by Moody's, an AA rating by S&P, or better rated credit, floating rate notes, other money market instruments and letters of credit each issued by banks which have a long-term debt rating of at least AA by S&P or Aa2 by Moody's, (v) obligations of domestic corporations, including, without limitation, commercial paper, bonds, debentures, and loan participations, each of which is rated at least AA by S&P, and/or Aa2 by Moody's, and/or unconditionally guaranteed by an AA rating by S&P, an Aa2 rating by Moody's, or better rated credit, (vi) obligations issued by states and local governments or their agencies, rated at least MIG-1 by Moody's and/or SP-1 by S&P and/or guaranteed by an irrevocable letter of credit of a bank with a long-term debt rating of at least AA by S&P or Aa2 by Moody's, (vii) repurchase agreements with major banks and primary government securities dealers fully secured by U.S. Government or agency collateral equal to or exceeding the principal amount on a daily basis and held in safekeeping, (viii) real estate loan pool participations, guaranteed by an entity with an AA rating given by S&P or an Aa2 rating given by Moody's, or better rated credit, and (ix) shares of any mutual fund that has its assets primarily invested in the types of investments referred to in clauses (i) through (viii).

     "Closing Date" means the date on which the Documentation Agent shall have received the documents specified in or pursuant to Section 3.1.

     "Commitment" means, with respect to each Bank, the amount committed by such Bank pursuant to this Agreement with respect to any Loans as set forth on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.9 and 2.10.

     "Consolidated Subsidiary" means at any date any Subsidiary or other entity which is consolidated with the Guarantor or Borrower, as applicable, in accordance with GAAP.

     "Consolidated Tangible Net Worth" means at any date the consolidated stockholders' equity of the Guarantor (determined on a book basis) less its consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means with respect to any such intangible assets, the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups subsequent to the Closing Date in the book value of any asset owned by the Borrower or a Consolidated Subsidiary and
(ii) goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry forwards, copyrights, organization or developmental expenses and other intangible assets.

     "Contingent Obligation" as to any Person means, without duplication, (i) any contingent obligation of such Person required to be shown on such Person's balance sheet in accordance with GAAP, and (ii) any obligation required to be disclosed in the footnotes to such Person's financial statements, guaranteeing partially or in whole any non-recourse Debt, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any other Person. "Contingent Obligations" shall not include those Contingent Obligations set forth on Schedule 5.8 hereof for which there exists an indemnification by a third party in favor of Guarantor.

     "Debt" of any Person means, without duplication, (A) as shown on such Person's consolidated balance sheet (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property and, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (whether or not disbursed in full in the case of a construction loan), (B) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder,
(C) all Contingent Obligations of such Person, and (D) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements which were not entered into specifically in connection with Debt set forth in clauses (A), (B) or (C) hereof. For purposes of this Agreement, Debt (other than Contingent Obligations) of the Borrower or Guarantor shall be deemed to include only the Borrower's or Guar-antor's pro rata share (such share being based upon the Borrower's or Guarantor's percentage ownership interest as shown on the Borrower's or Guarantor's annual audited financial statements) of the Debt of any Person in which the Borrower or Guarantor, directly or indirectly, owns an interest, provided that such Debt is nonrecourse, both directly and indirectly, to the Borrower or Guarantor, as applicable. Notwithstanding anything contained herein to the contrary, in no event shall "Debt" be deemed to include debt evidenced by bonds issued by Guarantor to tenants of residential units of New Pond Village in Walpole, Massachusetts evidencing the obligation to repay at the end of their tenancies amounts paid by them at the beginning of their tenancies, provided that the aggregate outstanding principal amount of all bonds referred to in this clause shall not at any time exceed $35,000,000.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Documentation Agent" means Morgan Guaranty Trust Company of New York, in its capacity as Documentation Agent for the Banks hereunder, and its successors in such capacity.

     "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City and Los Angeles are authorized by law to close.

     "Domestic Lending Office" means, as to each Bank, its office located within the United States at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office within the United States as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent; provided that no Bank shall be permitted to change its Domestic Lending Office if at the time of such change either (i) pursuant to the provisions of Section 8.1 or Section 8.2, Borrower would be unable to maintain any Loans as Euro-Dollar Loans; or (ii) Borrower would be required to make any payment to such Bank pursuant to the provisions of Section 8.3 or Section 8.4.

     "Environmental Affiliate" means any partnership, or joint venture, trust or corporation in which either a controlling equity interest is owned by the Borrower, either directly or indirectly or an equity interest is owned by the Borrower either di-rectly or indirectly, of such a nature that the Borrower could be found to be liable under applicable Environmental Laws.

     "Environmental Approvals" means any permit, license, approval, ruling, variance, exemption or other authorization required under applicable Environmental Laws.

     "Environmental Claim" means, with respect to any Person, any notice, claim, demand or similar communication (written or oral) by any other Person alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damage, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or release into the environment, of any Material of Environmental Concern at any location, whether or not owned by such Person or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law, in each case as to which could reasonably be expected to have a Material Adverse Effect.

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Material of Environmental Concern or hazardous wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Material of Environmental Concern or hazardous wastes or the clean-up or other remediation thereof.

     "Environmental Report" has the meaning set forth in Section 4.7.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

     "ERISA Group" means the Borrower, the Guarantor, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

     "Euro-Dollar Borrowing" has the meaning set forth in Section 1.3.

     "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

     "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent; provided that no Bank shall be permitted to change its Euro-Dollar Lending Office if at the time of such change either (i) pursuant to the provisions of Section 8.1 or Section 8.2, Borrower would be unable to maintain any Loans as Euro-Dollar Loans; or (ii) Borrower would be required make any payment to such Bank pursuant to the provisions of Sections 8.3 or Section 8.4.

     "Euro-Dollar Loan" means a Loan to be made by a Bank as a Euro-Dollar Loan in accordance with the applicable Notice of Borrowing or notice pursuant to
Section 2.2(b) or Notice of Interest Rate Election.

     "Euro-Dollar Reserve Percentage" has the meaning set forth in Section
2.7(b).

     "Event of Default" has the meaning set forth in Section 6.1.

     "Existing Affiliate Agreements" means those agreements between the Guarantor and its Affiliates listed on Schedule 5.22 hereof.

     "Existing Credit Agreements" means credit agreements relating to (A) 10-1/8% Senior Subordinate Hillhaven Notes in the remaining amount of $3,300,000,
(B) BGM Enterprises mortgage loan in amount of $1.2 million, (C) Versnick mortgage in amount of $60,000, and (D) the Pro Data unsecured loan in amount of $1,500,000.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day;

provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

     "FFO" means "funds from operations," defined to mean net income (or loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructurings and sales of properties, plus depreciation and amortization.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve System as constituted from time to time.

     "FMV Cap Rate" means 10.75%.

     "Fronting Bank" shall mean NationsBank, N.A., PNC Bank, National Association, National City Bank of Kentucky, Bank of America National Trust & Savings Association and Bank of Nova Scotia or such other Bank which Borrower, such Bank and the Administrative Agent agree may be a Fronting Bank and which is designated by Borrower in its Notice of Borrowing as the Bank which shall issue a Letter of Credit with respect to such Notice of Borrowing.

     "G&A Percentage" means the percentage equal to the percentage that general overhead and administrative expenses of the Guarantor and its Consolidated Subsidiaries bears to the total revenues of Guarantor and its Consolidated Subsidiaries, which initially shall be deemed to be 5%, and from and after September 30, 1999 shall be calculated based upon the preceding four (4) fiscal quarters.

     "GAAP" means generally accepted accounting principles recognized as such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "Governmental Authority" means any Federal, state or local government or any other political subdivision thereof or agency exercising executive, legislative, ju-dicial, regulatory or administrative functions having jurisdiction over the Borrower or the Guarantor.

     "Group of Loans" means, at any time, a group of Loans consisting of (i) all Loans which are Base Rate Loans at such time, or (ii) all Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that, if a Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Section 8.2 or 8.4, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

     "Guarantor" means Ventas, Inc., a Delaware corporation and the sole general partner of the Borrower, and its successors.

     "Guaranty" means the Guaranty of Payment, dated as of even date herewith, by the Guarantor and the Vencor Subsidiaries for the benefit of the Documentation Agent on behalf of the Banks.

     "Indemnitee" has the meaning set forth in Section 9.3(b).

     "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing or the date of any conversion or continuation as specified in any Notice of Interest Election with respect to such Borrowing and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Borrowing or Notice of Interest Election; provided that:

        (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

        (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of a calendar month; and

        (c) any Interest Period that would otherwise end after the Maturity Date shall end on the Maturity Date.

In addition, if, within thirty (30) days of the date on which an Interest Period ends, there is a Required Amortization Payment or Tranche D Amortization Payment due hereunder, then Borrower may elect for that portion of such Euro-Dollar Loan that will be paid down by such Required Amortization Payment or Tranche D Amortization Payment, in the applicable Notice of Interest Election, an Interest Period shorter than one month but in no case less than seven (7) days.

     (ii) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing or Notice of Interest Rate Election and ending on the date on which another Notice of Interest Rate Election is delivered with respect thereto.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

     "Investment Grade Rating" means a rating for a Person's senior long-term unsecured debt of BBB- or better from S&P, and a rating of Baa3 or better from Moody's, if ratings from both Rating Agencies are obtained.

     "Letter(s) of Credit" has the meaning provided in Section 2.2(c).

     "Letter of Credit Collateral" has the meaning provided in Section 6.4.

     "Letter of Credit Collateral Account" has the meaning provided in Section 6.4.

     "Letter of Credit Documents" has the meaning provided in Section 2.17.

     "Letter of Credit Usage" means at any time the sum of (i) the aggregate maximum amount available to be drawn under the Letters of Credit then outstanding, assuming compliance with all requirements for drawing referred to therein, and (ii) the aggregate amount of the Borrower's unpaid reimbursement obligations under this Agreement in respect of the Letters of Credit.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind. For the purposes of this Agreement, each of the Borrower and any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" means a loan made by a Bank pursuant to Section 2.1; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

     "Loan Documents" means this Agreement, the Notes, the Guaranty, the Pledge, the Letter(s) of Credit, the Letter of Credit Documents, any Subsidiary guaranty or pledge executed pursuant to Section 5.24 hereof and any related documents.

     "London Interbank Offered Rate" has the meaning set forth in Section
2.7(b).

     "Margin Stock" shall have the meaning provided such term in Regulation U of the Federal Reserve Board.

     "Master Lease" has the meaning set forth in Section 5.23 hereof.

     "Material Adverse Effect" means a material adverse effect upon (i) the business, operations, properties or assets of the Borrower, the Guarantor and their Subsidiaries taken as a whole or (ii) the ability of the Borrower, the Guarantor and their Subsidiaries taken as a whole to perform their obligations hereunder or under the Guaranty in all material respects, including to pay interest and principal.

     "Material Lease" means, with respect to any Real Property Asset, any lease entered into by Borrower or any Subsidiary with a third party for more than 15,000 square feet of space affecting such Real Property Asset.

     "Material of Environmental Concern" means and includes pollutants, contaminants, hazardous wastes, and toxic, radioactive, caustic or otherwise hazardous substances, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

     "Material Plan" means at any time a Plan having aggregate Unfunded Liabilities in excess of $5,000,000.

     "Maturity Date" has the meaning set forth in Section 2.9.

     "Maximum Total Debt Ratio" means the ratio, as of the date of determination, of (i) the Debt of the Borrower, the Guarantor and their Consolidated Subsidiaries to (ii) Tangible FMV.

     "Minority Holdings" means partnerships, limited liability companies and corporations held or owned by the Borrower which are not consolidated with the Borrower on its financial statements.

     "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

     "Morgan" means Morgan Guaranty Trust Company of New York, in its individual capacity.

     "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

     "NationsBank" means NationsBank, N.A., in its individual capacity.

     "Net Offering Proceeds" means all cash received by the Borrower or the Guarantor as a result of the sale of common shares of beneficial interest, preferred shares of beneficial interest, partnership interests, limited liability company interests, or other ownership or equity interests in the Borrower or the Guarantor (or evidence of indebtedness of the Borrower or the Guarantor convertible into any of the foregoing) less customary costs and discounts of issuance paid by the Borrower or the Guarantor.

     "Net Operating Cash Flow" means, as of any date of determination with respect to all Real Property Assets, Property Income with respect thereto for the previous four (4) consecutive quarters, including the quarter then ended, but less (x) Property Expenses with respect thereto for the previous four (4) consecutive quarters, including the quarter then ended.

     "New Subsidiary" has the meaning set forth in Section 5.24.

     "Non-Recourse Debt" means Debt of the Borrower, the Guarantor or any of their Subsidiaries on a consolidated basis for which the right of recovery of the obli-gee thereof is limited to recourse against the Real Property Assets securing such Debt (subject to such limited exceptions to the non-recourse nature of such Debt such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such Debt).

     "Notes" means, collectively, the promissory notes of the Borrower evidencing the obligation of the Borrower to repay the Tranche A Loan, the Tranche B Loans, the Tranche C Loan, and the Tranche D Loan (each substantially in the form of Exhibit A-1 attached hereto, and in the case of Swing Loans, the promissory note of the Borrower evidencing the obligation of the Borrower to repay the Swing Loans (substantially in the form of Exhibit A-2 hereto), and "Note" means any one of such promissory notes issued hereunder.

     "Notice of Borrowing" has the meaning set forth in Section 2.2.

     "Notice of Interest Election" has the meaning set forth in Section 2.15(a).

     "Obligations" means all obligations, liabilities and indebtedness of every nature of the Borrower from time to time owing to any Bank under or in connection with this Agreement or any other Loan Document, including, without limitation, (i) the outstanding principal amount of the Loans at such time, plus
(ii) the Letter of Credit Usage at such time.

     "Outstanding Balance" means the sum of (i) the aggregate outstanding and unpaid principal balance of all Loans and (ii) the Letter of Credit Usage.

     "Parent" means, with respect to any Bank, any Person controlling such Bank.

     "Participant" has the meaning set forth in Section 9.6(b).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Permitted Liens" means (a) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds, completion bonds, government contracts or other obligations of a like nature, including Liens in connection with workers' compensation, unemployment insurance and other types of statutory obligations or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Debt) and other similar obligations incurred in the ordinary course of business; (b) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (c) Liens on property of the Borrower or any Subsidiary thereof in favor of the Federal or any state government to secure certain payments pursuant to any contract, statute or regulation; (d) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights of way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower or any Subsidiary thereof or any lessee under a Material Lease and which do not materially detract from the value of the property to which they attach or materially impair the use thereof by the Borrower or any Subsidiary thereof or any lessee under a Material Lease; (e) statutory Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other Liens imposed by law and arising in the ordinary course of business, for sums not then due and payable (or which, if due and payable, are being contested in good faith and with respect to which adequate reserves are being maintained to the extent required by GAAP); and (f) the interests of lessees and lessors under leases of real or personal property made in the ordinary course of business which would not have a Material Adverse Effect.

     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

     "Pledge" means that certain Pledge and Security Agreement dated as of the date hereof by the Guarantor and the Borrower in favor of the Documentation Agent.

     "Prime Rate" means the rate of interest per annum established from time to time by NationsBank in Charlotte, North Carolina as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank to its customers.

     "Pro Forma Debt Service" means, for any period, the amount determined by applying a twenty-five (25) year mortgage amortization schedule to the amount of Loans outstanding under my tranche during the applicable measuring period, using an assumed annual interest rate equal to the greater of (x) the then-applicable interest rate for such Loans, or (y) the then-applicable Treasury Rate plus 2.50%, determined on an annualized basis for the applicable measuring period.

     "Property Expenses" means, when used with respect to any Real Property Asset, the costs of maintaining such Real Property Asset which are the responsibility of the owner thereof and that are not paid directly by the tenant thereof, including, without limitation, taxes, insurance, repairs and maintenance, but provided that if such tenant is more than 90 days in arrears in the payment of base or fixed rent, then such costs will also constitute "Property Expenses", but excluding depreciation, amortization and interest costs.

     "Property Income" means, when used with respect to any Real Property Asset, cash rents and other cash revenues received in the ordinary course therefrom, including, without limitation, revenues from any parking leases and lease termination fees amortized over the remaining term of the lease for which such termination fee was received (other than the paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants' obligations for rent).

     "Proxy Statement" means that certain proxy statement of Guarantor filed with the Securities and Exchange Commission on March 25, 1998.

     "Purchasing Banks" has the meaning set forth in Section 8.6 hereof.

     "Qualified Development Property Leases" means leases by Borrower or any of its Consolidated Subsidiaries to Vencor Operating, Inc. or any of its Subsidiaries covering the Real Property Assets listed on Exhibit C attached hereto and made a part hereof, which Real Property Assets Borrower or any of its Consolidated Subsidiaries will have purchased for no more than 115% of the purchase price for each such Real Property Asset set forth on Exhibit C, and which leases provide for (i) a minimum term of at least 12 years, (ii) an annual rental not less than 90% of the annual rentals set forth on Exhibit C with respect to the applicable Real Property Assets, (iii) "triple net" lease terms with respect to all property related expenses, and (iv) liquidated damages equal to the net present value (discounted at a factor no greater than the Prime Rate) of the remaining rent thereunder through the stated maturity date (without any stated obligation on the part of the landlord to mitigate damages) in the event of a termination of the lease.

     "Real Property Assets" means as of any time, the real property assets owned directly or indirectly by the Guarantor, the Borrower or their Consolidated Subsidiaries at such time.

     "Recourse Debt" shall mean Debt of the Borrower, the Guarantor or any Subsidiary that is not Non-Recourse Debt.

     "Reference Bank" means the principal London offices of NationsBank.

     "Refunded Swing Loan" has the meaning set forth in Section 2.1(e)(ii).

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Release" means any release, spill, emission, leaking, pumping, pouring, dumping, emptying, deposit, discharge, leaching or migration.

     "Required Amortization Payment" has the meaning set forth in Section 2.10(b) hereof.

     "Required Banks" means, at any time, Banks having at least fifty-one percent (51%) of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least fifty-one percent (51%) of the aggregate unpaid principal amount of the Loans.

     "Requirements" means all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements of every Governmental Authority having jurisdiction over any Real Property Asset and all restrictive covenants applicable to any Real Property Asset.

     "Secured Debt" means Debt of a Person which is secured by a Lien.

     "Selling Bank" has the meaning set forth in Section 8.6 hereof.

     "Senior Officer" means, with respect to the Guarantor, such entity's president, vice president, chief financial officer, chief accounting officer, secretary or treasurer.

     "Solvent" means, with respect to any Person, that the fair saleable value of such Person's assets exceeds the Debts of such Person.

     "Subsidiary" means any corporation or other entity of which securities or other ownership interests representing either (i) ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) a majority of the economic interest therein, are at the time directly or indirectly owned by the Borrower or Guarantor, as applicable.

     "Super-Majority Banks" means, at any time, Banks having at least seventy-five percent (75%) of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least seventy-five percent (75%) of the aggregate unpaid principal amount of the Loans.

     "Swing Lender" means NationsBank, N.A., in its capacity as the Swing Lender under the Swing Loan facility described in Section 2.1(e), and its successors in such capacity.

     "Swing Loan" means a Loan made by the Swing Lender pursuant to Section 2.1(e).

     "Swing Loan Commitment" means the lesser of (a) $5,000,000 and (b) the aggregate amount of the unused Tranche B Commitments, as such amount may be reduced from time to time pursuant to Section 2.11.

     "Swing Loan Refund Amount" has the meaning set forth in Section 2.1(e)(ii).

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereof.

     "Tangible FMV" means the sum of (x) (A) initially, the aggregate value of the Real Property Assets of the Borrower, Guarantor and their Consolidated Subsidiaries, as determined by Cushman & Wakefield pursuant to the valuations thereof dated March 13, 1998, and (B) commencing as of June 30, 1998 through June 30, 1999, the lesser of (1) the sum of (x) the aggregate value of the Real Property Assets owned by the Borrower, Guarantor and their Consolidated Subsidiaries as of the Closing Date, as determined by Cushman & Wakefield pursuant to the valuations thereof dated March 13, 1998, and (y) with respect to all Real Property Assets acquired by the Borrower, Guarantor and their Consolidated Subsidiaries after the Closing Date, the quotient of (i) the Net Operating Cash Flow with respect thereto on an annualized basis, less an amount equal to the product of the G&A Percentage and such Net Operating Cash Flow, and (ii) the FMV Cap Rate, and (2) the quotient of Annual EBITDA from the period commencing on the Closing Date through the date of determination, on an annualized basis, and the FMV Cap Rate, and (C) commencing as of September 30, 1999, with respect to the sum of (i) those Real Property Assets owned by the Borrower, Guarantor and their Consolidated Subsidiaries for a period of not less than four (4) fiscal quarters, the quotient of the Annual EBITDA with respect thereto, and the FMV Cap Rate, and (ii) with respect to those Real Property Assets owned by the Borrower, Guarantor and their Consolidated Subsidiaries for a period of less than four (4) fiscal quarters, an amount equal to the quotient of (1) the Net Operating Cash Flow with respect thereto, on an annualized basis, less an amount equal to the product of the G&A Percentage and such Net Operating Cash Flow, and (2) the FMV Cap Rate, and (y) Cash or Cash Equivalents of Borrower, Guarantor and their Consolidated Subsidiaries as of the date of determination.

     "Term" has the meaning set forth in Section 2.9.

     "Title Company" means a title insurance company of recognized national standing.

     "Title Commitment" means, for each Unencumbered Asset Pool Property, an ALTA fee or leasehold title commitment or title policy issued by the Title Company at the time of acquisition by the Borrower, the Guarantor or, if applicable, a Subsidiary of either.

     "Total Debt Service" means, as of the last day of each calendar quarter, an amount equal to interest (whether accrued, paid or capitalized) actually payable by Guarantor, Borrower or its Consolidated Subsidiaries on its Debt for the previous four consecutive quarters including the quarter then ended (or determined on an annualized basis in the case of Debt outstanding for less than four quarters).

     "Tranche A Bank" means any Bank that has committed to fund a portion of the Tranche A Loan.

     "Tranche A Loan Commitment" means, with respect to each Bank, the amount committed by such Bank pursuant to this Agreement with respect to the Tranche A Loan as set forth on the signature pages hereto, as such amount may be reduced from time to time pursuant to Sections 2.10 and 2.11.

     "Tranche A Loan" means the bridge loan to be made to Borrower for the purposes set forth in Section 5.16 hereof.

     "Tranche A Loan Amount" has the meaning set forth in Section 2.1.

     "Tranche A Notes" means the promissory notes of Borrower, each substantially in the form of Exhibit A-1 hereto, evidencing the obligation of Borrower to repay the Tranche A Loan, and "Tranche A Note" means any one of such promissory notes issued hereunder.

     "Tranche B Bank" means any Bank that has committed to fund a portion of the Tranche B Loan.

     "Tranche B Loan Commitment" means, with respect to each Bank, the amount committed by such Bank pursuant to this Agreement with respect to the Tranche B Loan as set forth on the signature pages hereto, as such amount may be reduced from time to time pursuant to Sections 2.10 and 2.11.

     "Tranche B Loan" means the revolving credit loan or loans to be made to Borrower for the purposes set forth in Section 5.16 hereof.

     "Tranche B Loan Amount" has the meaning set forth in Section 2.1.

     "Tranche B Notes" means the promissory notes of Borrower, each substantially in the form of Exhibit A-1 hereto, evidencing the obligation of Borrower to repay the Tranche B Loan, and "Tranche B Note" means any one of such promissory notes issued hereunder.

     "Tranche C Bank" means any Bank that has committed to fund a portion of the Tranche C Loan.

     "Tranche C Loan Commitment" means, with respect to each Bank, the amount committed by such Bank pursuant to this Agreement with respect to the Tranche C

Loan as set forth on the signature pages hereto, as such amount may be reduced from time to time pursuant to Sections 2.10 and 2.11.

     "Tranche C Loan" means the term loan to be made to Borrower for the purposes set forth in Section 5.16 hereof.

     "Tranche C Loan Amount" has the meaning set forth in Section 2.1.

     "Tranche C Notes" means the promissory notes of Borrower, each substantially in the form of Exhibit A-1 hereto, evidencing the obligation of Borrower to repay the Tranche C Loan, and "Tranche C Note" means any one of such promissory notes issued hereunder.

     "Tranche D Amortization Payment" has the meaning set forth in Section 2.10(c).

     "Tranche D Bank" means any Bank that has committed to fund a portion of the Tranche D Loan.

     "Tranche D Loan Commitment" means, with respect to each Bank, the amount committed by such Bank pursuant to this Agreement with respect to the Tranche D Loan as set forth on the signature pages hereto, as such amount may be reduced from time to time pursuant to Sections 2.10 and 2.11.

     "Tranche D Loan" means the term loan to be made to Borrower for the purposes set forth in Section 5.16 hereof.

     "Tranche D Loan Amount" has the meaning set forth in Section 2.1.

     "Tranche D Notes" means the promissory notes of Borrower, each substantially in the form of Exhibit A-1 hereto, evidencing the obligation of Borrower to repay the Tranche D Loan, and "Tranche D Note" means any one of such promissory notes issued hereunder.

     "Treasury Rate" means, as of any date, a rate equal to the annual yield to maturity on the U.S. Treasury Constant Maturity Series with a ten (10) year maturity, as such yield is reported in Federal Reserve Statistical Release H.15 -- Selected Interest Rates, published most recently prior to the date the applicable Treasury Rate is being determined. Such yield shall be determined by straight line linear interpolation be-tween the yields reported in Release H.15, if necessary. In the event Release
H.15 is no longer published, the Administrative Agent shall select, in its reasonable discretion, an alternate basis for the determination of Treasury yield for U.S. Treasury Constant Maturity Series with ten (10) year maturities.

     "Unencumbered Asset Pool Net Operating Cash Flow" means, as of any date of determination with respect to the Unencumbered Asset Pool Properties, Property Income with respect thereto for the previous four (4) consecutive quarters, including the quarter then ended, but less (x) Property Expenses with respect thereto for the previous four (4) consecutive quarters, including the quarter then ended (determined on an annualized basis for the applicable measuring period in the case of Unencumbered Asset Pool Properties owned by the Borrower or Guarantor or any of their Consolidated Subsidiaries for less than four (4) consecutive quarters).

     "Unencumbered Asset Pool Properties" means, as of any date, the Real Property Assets listed in Exhibit B attached hereto and made a part hereof, each of which is open for business and operating and each of which is 100% owned in fee (or leasehold in the case of assets listed as such on Exhibit B) by the Borrower or Guarantor or any of their Consolidated Subsidiaries and each of which is not subject to any Lien (other than Permitted Liens), subject to adjustment as set forth herein, together with all Real Property Assets which have become part of the Unencumbered Asset Pool Properties as of such date in accordance herewith.

     "Unencumbered Asset Pool Properties Value" means:

     (i) as of the Closing Date, an amount equal to the aggregate value thereof, as determined by Cushman & Wakefield pursuant to the valuations thereof, dated March 13, 1998;

     (ii) for the period commencing as of June 30, 1998 and ending as of June 30, 1999, an amount equal to the sum of (I) with respect to those Unencumbered Asset Pool Properties set forth on Exhibit B hereto, an amount equal to the lesser of (x) the aggregate value thereof, as determined by Cushman & Wakefield pursuant to the valuations thereof, dated March 13, 1998, and (y) an amount equal to the quotient of (A) Net Operating Cash Flow with respect to each Unencumbered Asset Pool Property, less an amount equal to the product of the G&A Percentage and such Net Operating Cash Flow, and (B) the FMV Cap Rate, and (II) with respect to those Unencumbered Asset Pool Properties acquired by the Borrower or Guarantor and their Consolidated

     Subsidiaries after the Closing Date, an amount equal to the quotient of (A) Net Operating Cash Flow with respect to each Unencumbered Asset Pool Property, less an amount equal to the product of the G&A Percentage and such Net Operating Cash Flow, and (B) the FMV Cap Rate; and

     (iii) thereafter, (A) with respect to the Unencumbered Asset Pool Properties owned by the Borrower or Guarantor or any of their Consolidated Subsidiaries for a period of at least four (4) fiscal quarters, the quotient of (x) the Unencumbered Asset Pool Net Operating Cash Flow with respect to each Unencumbered Asset Pool Property less an amount equal to the product of the G&A Percentage and such Unencumbered Asset Pool Net Operating Cash Flow and (y) the FMV Cap Rate, and (B) with respect to Unencumbered Asset Pool Properties owned by the Borrower or Guarantor or any of their Consolidated Subsidiaries for a period of less than four (4) fiscal quarters, the quotient of (x) Unencumbered Asset Pool Net Operating Cash Flow with respect to each Unencumbered Asset Pool Property, on an annualized basis based upon the Unencumbered Asset Pool Net Operating Cash Flow for the period of such Person's ownership of the Unencumbered Asset Pool Property in question less an amount equal to the product of the G&A Percentage and such Unencumbered Asset Pool Net Operating Cash Flow, and
     (y) the FMV Cap Rate.

     "Unencumbered Debt Service Coverage Ratio" means, as of any date of determination, the ratio of Unencumbered Asset Pool Net Operating Cash Flow to Pro Forma Debt Service.

     "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

     "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

     "Unsecured Debt" means Debt not secured by a Lien on any Real Property
Asset.

     "Unsecured Debt Ratio" means, as of any date of determination, the ratio of the aggregate amount of Unsecured Debt of the Borrower, the Guarantor and their Consolidated Subsidiaries outstanding as of such date of determination, to the Unencumbered Asset Pool Properties Value as of the date of determination.

     "Vencor Subsidiaries" means First Healthcare Corporation, Nationwide Care, Inc., Vencor Hospitals Illinois, Inc., Vencor Hospitals East, Inc., PersonaCare of Rhode Island, Inc., Care Venture Partners, L.P., Health Haven Associates, L.P., Oak Hill Nursing Associates, L.P., Hillhaven/Indiana Partnership, San Marcos Nursing Home Partnership, St. George Nursing Home L.P., New Pond Village Associates, Hahnemann Hospital, Inc., and Northwest Healthcare, Inc. and "Vencor Subsidiary" means any one of the foregoing entities.

     Section 1.2 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower or Guarantor delivered to the Administrative Agent and the Banks; provided that, if the Borrower notifies the Administrative Agent and the Banks that the Borrower wishes to amend any covenant in Article V to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Banks wish to amend Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

     Section 1.3 Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article II (or a Swing Loan made solely by the Swing Lender) on the same date, all of which Loans are of the same type (subject to Article VIII) and, except in the case of Base Rate Loans, have the same Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article II under which participation therein is determined (i.e., a "Borrowing" is a Borrowing under Section 2.1 in which all Banks participate in proportion to their Commitments, and a Borrowing is a Swing Borrowing if such Loans are Swing Loans).

                                  ARTICLE II

                                  THE CREDITS

     Section 2.1.  Commitments to Lend.

             (a) Tranche A Loan. Each Tranche A Bank severally agrees, on the terms and conditions set forth in this Agreement, to make the Tranche A Loan on the Closing Date to Borrower in an amount such that the aggregate principal amount of the Tranche A Loan by such Bank at any one time outstanding shall not exceed the amount of its Tranche A Loan Commitment. The aggregate amount of the Tranche A Loan to be made hereunder shall not exceed Four Hundred Milli on Dollars ($400,000,000) (the "Tranche A Loan Amount");

             (b) Tranche B Loans. Each Tranche B Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Tranche B Loans to Borrower and participate in Letters of Credit issued by the Fronting Bank on behalf of Borrower pursuant to this Section 2.1(b) from time to time during the Term in amounts such that the aggregate principal amount of Tranche B Loans by such Bank at any one time outstanding together with such Bank's pro rata share of Letter of Credit Usage with respect to Borrower shall not exceed the amount of its Tranche B Commitment. The aggregate amount of Tranche B Loans to be made hereunder together with the Letter of Credit Usage with respect to Borrower shall not exceed at any one time Two Hundred Fifty Million Dollars ($250,000,000) (the "Tranche B Loan Amount"). Each Euro-Dollar Borrowing under this subsection (b) shall be in an aggregate principal amount of at least $5,000,000, or an integral multiple of $1,000,000 in excess thereof, and each Base Rate Borrowing under this subsection (b) shall be in an aggregate principal amount of at least $1,000,000, or an integral multiple of $100,000 in excess thereof, and in each case shall be made from the several Banks ratably in proportion to their respective Tranche B Commitments. Subject to the limitations set forth herein, any Tranche B Loan amounts repaid may be reborrowed.

             (c) Tranche C Loan. Each Tranche C Bank severally agrees, on the terms and conditions set forth in this Agreement, to make the Tranche C Loan on the Closing Date to Borrower in an amount such that the aggregate principal amount of the Tranche C Loan by such Bank at any one time outstanding shall not exceed the amount of its Tranche C Commitment. The aggregate amount of Tranche C Loans to be made hereunder shall not exceed Two Hundred Million Dollars ($200,000,000) (the "Tranche C Loan Amount").

             (d) Tranche D Loan. Each Tranche D Bank severally agrees, on the terms and conditions set forth in this Agreement, to make the Tranche D Loan on the Closing Date to Borrower during the Term in an amount such that the aggregate principal amount of Tranche D Loans by such Bank at any one time outstanding shall not exceed the amount of its Tranche D Commitment. The aggregate amount of Tranche D Loans to be made hereunder shall not exceed Three Hundred Fifty Million Dollars ($350,000,000) (the "Tranche D Loan Amount").

             (e) Swing Loans.

                        (i) Subject to the satisfaction of the conditions precedent set forth in Section 3.2 hereof, during the Term, the Swing Lender agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section 2.1(e)(i) from time to time in amounts such that the aggregate principal amount of Swing Loans does not at any time exceed the Swing Loan Commitment. Each Borrowing under this Section 2.1(e)(i) shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $100,000 (except that any such Borrowing may be in the aggregate available amount of Swing Loans determined in accordance with the immediately preceding sentence). Within the foregoing limits, the Borrower may borrow under this
Section 2.1(e)(i), repay or, to the extent permitted by Section 2.11, prepay Swing Loans and reborrow at any time during the Term under this Section 2.1(e)(i).

                        (ii) Conversion of Swing Loans to Tranche B Loans. The Swing Lender shall, on behalf of the Borrower (which hereby irrevocably directs the Swing Lender to act on its behalf), on notice given by the Swing Lender no later than 1:00 P.M. (Eastern time), on the Domestic Business Day immediately following the funding of any Swing Loan, request each Tranche B Bank to make, and each Tranche B Bank hereby agrees to make, a Base Rate Loan, in an amount (with respect to each Tranche B Bank, its "Swing Loan Refund Amount") equal to such Tranche B Bank's ratable share of the aggregate Tranche B Commitments with respect to the aggregate principal amount of the Swing Loans (the "Refunded Swing Loans") outstanding on the date of such notice, to repay the Swing Lender. Unless any of the events described in clause (f) or (g) of Section 6.1 with respect to the Borrower shall have occurred and be continuing (in which case the procedures of Section 2.1(e)(iii) shall apply), each Tranche B Bank shall make such Base Rate Loan available to the Administrative Agent at its address specified in or pursuant to
Section 9.1 in immediately available funds, not later than 1:00 P.M. (Eastern time), on the Domestic Business Day immediately following the date of such notice. The Administrative Agent shall pay the proceeds of such Base Rate Loans to the Swing Lender, which shall immediately apply such proceeds to repay Refunded Swing Loans. Effective on the day such Base Rate Loans are made, the portion of the Swing Loans so paid shall no longer be outstanding as Swing Loans, shall no longer be due as Swing Loans under the Note held by the Swing Lender, and shall be due as Base Rate Loans under the respective Notes issued to the Tranche B Banks (including the Swing Lender) in accordance with their ratable share of the aggregate Commitments. The Borrower authorizes the Swing Lender to charge the Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Loans to the extent amounts received from the Tranche B Banks are not sufficient to repay in full such Refunded Swing Loans.

                        (iii) Purchase of Participations in Swing Loans. If, prior to the time Loans would have otherwise been made pursuant to Section 2.1(e)(ii), one of the events described in clause (f) or (g) of Section 6.1 with respect to the Borrower shall have occurred and be continuing, each Tranche B Bank shall, on the date such Loans were to have been made pursuant to the notice referred to in Section 2.1(a)(ii) (the "Refunding Date"), purchase an undivided participating interest in the Swing Loans in an amount equal to such Tranche B Bank's Swing Loan Refund Amount. On the Refunding Date, each Tranche B Bank shall transfer to the Swing Lender, in immediately available funds, such Tranche B Bank's Swing Loan Refund Amount, and upon receipt thereof the Swing Lender shall deliver to such Tranche B Bank a Swing Loan participation certificate dated the date of the Swing Lender's receipt of such funds and in the Swing Loan Refund Amount of such Tranche B Bank.

                        (iv) Payments on Participated Swing Loans. Whenever, at any time after the Swing Lender has received from any Tranche B Bank such Tranche B Bank's Swing Loan Refund Amount pursuant to Section 2.1(a)(iii), the Swing Lender receives any payment on account of the Swing Loans in which the Tranche B Banks have purchased participations pursuant to Section 2.1(a)(iii), the Swing Lender will promptly distribute to each such Tranche B Bank its ratable share (determined on the basis of the Swing Loan Refund Amounts of all of the Tranche B Banks) of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Tranche B Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Lender is required to be returned, such Tranche B Bank will return to the Swing Lender any portion thereof previously distributed to it by the Swing Lender.

                        (v) Obligations to Refund or Purchase Participations in Swing Loans Absolute. Each Tranche B Bank's obligation to transfer the amount of a Loan to the Swing Lender as provided in Section 2.1(a)(ii) or to purchase a participating interest pursuant to Section 2.1(a)(iii) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Tranche B Bank, the Borrower or any other Person may have against the Swing Lender or any other Person, other than the Swing Lender's gross negligence or willful misconduct in connection with making any such Swing Loan, (ii) the occurrence or continuance of a Default or an Event of Default at the time of such transfer or purchase or the termination or reduction of the Tranche B Commitments, provided, however, that if the Swing Lender has knowledge of the continuance of a Default or Event of Default pursuant to receiving a notice of the occurrence thereof pursuant to Section 6.3 hereof at the time the Swing Lender makes the Swing Loan, then no Tranche B Bank shall be obligated to transfer the amount of a Loan to the Swing Lender as provided in Section 2.1(a)(ii) or to purchase a participating interest pursuant to Section 2.1(a)(iii), (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person, (iv) any breach of this Agreement by the Borrower, any other Tranche B Bank or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     Section 2.2.  Notice of Borrowing.    With respect to Tranche B Loans,
the Borrower shall give the Administrative Agent notice (a "Notice of Borrowing") not later than (A) 12:00 Noon (Eastern Time) (x) on the date of each Base Rate Borrowing or (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, or (B) 2:00 P.M. (Eastern Time) on the date of each Borrowing of a Swing Loan, specifying:

        (1) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

        (2)   the aggregate amount of such Borrowing,

        (3) whether the Loans comprising such Borrowing are to be Base Rate Loans, Swing Loans, or Euro-Dollar Loans,

        (4) whether the Loans comprising the Borrowing are to be project loans and/or acquisition loans,

        (5) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period,

        (6) the portion of such Borrowing that is intended to be used for working capital purposes, together with the aggregate amount of Borrowings to date that have been used for working capital purposes, and

        (7) that both before and after giving effect to the proposed Borrowing, no Default or Event of Default has occurred or is continuing.

        (b) The Borrower shall give the Administrative Agent notice not later than 12:00 Noon (Eastern Time) (x) one Domestic Business Day before the Closing Date or (y) the third Euro-Dollar Business Day before the Closing Date, specifying:

              (1) whether the Loans comprising the Tranche A Borrowing, the Tranche C Borrowing and the Tranche D Borrowing are to be Base Rate Loans or Euro-Dollar Loans,

              (2) whether the Loans comprising the Tranche A Borrowing, the Tranche C Borrowing and the Tranche D Borrowing are to be project loans and/or acquisition loans,

              (3) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

              (4) that no Default or Event of Default has occurred or is continuing.

        (c) Borrower shall give the Administrative Agent, and the designated Fronting Bank, written notice in the event that it desires to have Letters of Credit

(each, a "Letter of Credit") issued hereunder no later than 10:00 a.m., Eastern Time, at least four (4) Domestic Business Days prior to the date of such issuance. Each such notice shall specify (i) the designated Fronting Bank, (ii) the aggregate amount of the requested Letters of Credit, (iii) the individual amount of each requested Letter of Credit and the number of Letters of Credit to be issued, (iv) the date of such issuance (which shall be a Domestic Business
Day), (v) the name and address of the beneficiary, (vi) the expiration date of the Letter of Credit (which in no event shall be later than twelve (12) months after the issuance of such Letter of Credit or five Domestic Business Days prior to the Maturity Date of the Tranche B Loan, whichever is earlier), (vii) the purpose and circumstances for which such Letter of Credit is being issued,
(viii) the terms upon which each such Letter of Credit may be drawn down (which terms shall not leave any discretion to Fronting Bank) and (ix) the aggregate amount of all Letters of Credit then outstanding. Each such notice may be revoked telephonically by the Borrower to the applicable Fronting Bank and the Administrative Agent any time prior to the date of issuance of the Letter of Credit by the applicable Fronting Bank, provided such revocation is confirmed in writing by the Borrower to the Fronting Bank and the Administrative Agent within one (1) Domestic Business Day by facsimile. No later than 10:00 a.m., Eastern Time, on the date that is four (4) Domestic Business Days prior to the date of issuance, the Borrower shall specify a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit, which if presented by such beneficiary prior to the expiration date of the Letter of Credit would require the Fronting Bank to make a payment under the Letter of Credit; provided, that the Fronting Bank may, in its reasonable judgment, require changes in any such documents and certificates only in conformity with changes in customary and commercially reasonable practice or law and, provided further, that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the following Domestic Business Day that such draft is presented if such presentation is made later than 10:00 A.M. Eastern Time (except that if the beneficiary of any Letter of Credit requests at the time of the issuance of its Letter of Credit that payment be made on the same Domestic Business Day against a conforming draft, such beneficiary shall be entitled to such a same day draw, provided such draft is presented to the applicable Fronting Bank no later than 10:00 A.M. Eastern Time and provided further the Borrower shall have requested to the Fronting Bank and the Administrative Agent that such beneficiary shall be entitled to a same day draw). In determining whether to pay on such Letter of Credit, the Fronting Bank shall be responsible only to determine that the documents and certificates required to be delivered under the Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit.

        Section 2.3.  Intentionally Omitted

        Section 2.4.  Notice to Banks; Funding of Loans.

                (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                (b) Not later than (i) 2:00 P.M. (Eastern Time) on the date of each Base Rate Borrowing (including, without limitation, each Swing Borrowing) and (ii) 1:00 P.M. (Eastern Time) on the date of each Euro-Dollar Borrowing, each Bank (or, in the case of a Swing Loan, the Swing Lender) shall make available its share of such Borrowing, in Federal or other funds immediately available in Charlotte, North Carolina, to the Administrative Agent at its address referred to in Section 9.1. The Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address. If the Borrower has requested the issuance of a Letter of Credit, no later than 12:00 Noon (Eastern Time) on the date of such issuance as indicated in the notice delivered pursuant to Section 2.2(b), the Fronting Bank shall issue such Letter of Credit in the amount so requested and deliver the same to the Borrower with a copy thereof to the Administrative Agent. Immediately upon the issuance of each Letter of Credit by the Fronting Bank, such Fronting Bank shall be deemed to have sold and transferred to each other Bank, and each such other Bank shall be deemed, and hereby agrees, to have irrevocably and unconditionally purchased and received from the Fronting Bank, without recourse or warranty, an undivided interest and a participation in such Letter of Credit, any drawing thereunder, and the obligations of the Borrower hereunder with respect thereto, and any security therefor or guaranty pertaining thereto, in an amount equal to such Bank's ratable share thereof (based upon the ratio its Tranche B Commitment bears to the aggregate of all Tranche B Commitments). Upon any change in any of the Commitments in accordance herewith, there shall be an automatic adjustment to such participations to reflect such changed shares. The Fronting Bank shall have the primary obligation to fund any and all draws made with respect to such Letter of Credit notwithstanding any failure of a participating Bank to fund its ratable share of any such draw. The Administrative Agent will instruct the Fronting Bank to make such Letter of Credit available to the Borrower and the Fronting Bank shall make such Letter of Credit available to the Borrower at the Borrower's aforesaid address or at such address in the United States as Borrower shall request on the date of the Borrowing.

                (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.4 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, (provided, however, that in the case of any Swing Loan Borrowing, with respect to the Borrower only, interest thereon shall commence to accrue only from the date which is one (1) Domestic Business Day after the date on which the Administrative Agent shall inform the Borrower that any such Tranche B Bank shall have failed to fund its Swing Loan Refund Amount) at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section
2.7 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Tranche B Loan included in such Borrowing for purposes of this Agreement.

     Section 2.5.  Notes.

                (a) The Loans shall be evidenced by the Notes, each of which shall be payable to the order of each Bank for the account of its Applicable Lending Office in an amount equal to each such Bank's Commitments.

               (b) Each Bank may, by notice to the Borrower and the Administrative Agent, request that its Loans of a particular type, including Swing Loans, be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A-1 hereto, as applicable, and with respect to the Swing Lender, in the form of Exhibit A-2 hereto, with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

               (c) Upon receipt of each Bank's Note, the Administrative Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

               (d) There shall be no more than fifteen (15) Euro-Dollar Borrowings outstanding at any one time pursuant to this Agreement.

     Section 2.6. Maturity of Loans. Each Loan shall mature, and the principal amount thereof shall be due and payable, on the Maturity Date applicable thereto.

     Section 2.7.  Interest Rates.

               (a) Each Base Rate Loan with respect to each Tranche A Borrowing, Tranche B Borrowing, Tranche C Borrowing or Tranche D Borrowing, as applicable, shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it is repaid, at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day of each calendar month during such Interest Period.

               (b) Each Swing Loan shall bear interest on the outstanding principal amount thereof at the rate applicable to Base Rate Loans, and in the case of any amount of overdue Swing Loan, overdue interest thereon at a rate per annum for each day equal to the sum of two percent (2%) plus the rate applicable to Base Rate Loans for such day and shall be payable on the last day of each calendar month.

               (c) Each Euro-Dollar Loan with respect to each Tranche A Borrowing, Tranche B Borrowing, Tranche C Borrowing or Tranche D Borrowing, as applicable, shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the London Interbank Offered Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

     "London Interbank Offered Rate" means, with respect to any Euro-Dollar Loan for the Interest Period applicable thereto, the rate of interest per annum (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Telerate Page 3750, the applicable rate shall be the arithmetic mean of all such rates. If, for any reason, such rate is not available, the term "London Interbank Offered Rate" shall mean, with respect to any Euro-Dollar Loan for the Interest Period applicable thereto, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

               (d) For so long as any Bank maintains reserves against "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Bank to United States residents), and as a result the cost to such Bank (or its Euro-Dollar Lending Office) of making or maintaining its Euro-Dollar Loans is increased, then such Bank may require Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum up to but not exceeding the amount by which (x) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage exceeds (y) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (i) shall so notify Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after such notice is given and (ii) shall furnish to Borrower, at least five (5) Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans, an officer's certificate setting forth the amount to which such Bank is then entitled under this Section.

               "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

               (e) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loans, and, to the extent permitted by law, overdue interest in respect of all Loans as well as other amounts not paid when due hereunder, shall bear interest at the annual rate equal to the sum of two percent (2%) plus the rate applicable to Base Rate Loans payable on demand; provided, however, that if an Event of Default is waived by the applicable Banks in accordance with the terms of this Credit Agreement then the provisions of this subsection (e) shall be deemed waived as well.

               (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

               (g) The Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If the Reference Bank does not furnish a timely quotation, the provisions of Section
8.1 shall apply.

     Section 2.8.  Fees.

               (a) Commitment Fee. During the Term, the Borrower shall pay to the Administrative Agent for the account of the Tranche B Banks ratably in proportion to their respective Tranche B Commitments, in arrears on each March 31, June 30, September 30 and December 31 during the Term and on the date any such commitment is terminated, a commitment fee on the daily average undrawn and uncancelled Tranche B Commitments less an amount equal to the daily average outstanding Letter of Credit Usage in any given quarter at the respective percentages per annum based upon the range into which the Maximum Total Debt Ratio then falls in accordance with the following table:

-------------------------------------------------------------------------------
 Maximum Total Debt Ratio               Applicable Commitment Fee (% per annum)
-------------------------------------------------------------------------------
 less than 40%                                      0.30%
-------------------------------------------------------------------------------
 equal to or greater than                           0.375%
 40% but equal
 to or less than 50%
-------------------------------------------------------------------------------
 greater than 50%                                   0.50%
-------------------------------------------------------------------------------

               (b) Letter of Credit Fee. During the Term, the Borrower shall pay to the Administrative Agent, for the account of the Tranche B Banks in proportion to their interests in respective undrawn issued Letters of Credit, a fee (a "Letter of Credit Fee") in an amount, provided that no Event of Default shall have occurred and be continuing, equal to a rate per annum equal to the Applicable Margin with respect to Tranche B Euro-Dollar Loans on the daily average of such issued and undrawn Letters of Credit, which fee shall be payable, in arrears, on each December 31, March 31, June 30 and September 30 during the Term. From the occurrence, and during the continuance, of an Event of Default, such fee shall be increased to be equal to two percent (2%) per annum plus the Applicable Margin on the daily average of such issued and undrawn Letters of Credit; provided, however, that if an Event of Default is waived by the applicable Banks in accordance with the terms of this Credit Agreement then the provisions of this subsection (b) permitting an increase in the Letter of Credit Fee shall be deemed waived as well.

               (c) Fronting Bank Fee. The Borrower shall pay any Fronting Bank, for its own account, a fee (a "Fronting Bank Fee") at a rate per annum to be agreed upon with the applicable Fronting Bank, which fee shall be in addition to and not in lieu of, the Letter of Credit Fee. The Fronting Bank Fee shall be payable in arrears on each March 31, June 30, September 30 and December 31 during the Term.

               (d) Fees Non-Refundable. All fees set forth in this Section 2.8 shall be non-refundable. The obligation of the Borrower to pay such fees in accordance with the provisions hereof shall be binding upon the Borrower and shall inure to the benefit of the Administrative Agent, the Fronting Bank and the Tranche B Banks regardless of whether any Loans are actually made.

     Section 2.9.   Mandatory Termination.   The term (the "Term") of the
Commitments and the Swing Loan Commitment and Loans hereunder shall terminate and expire, and the Borrower shall return or cause to be returned all Letters of Credit to the Fronting Bank and repay all Loans hereunder, as follows (in each case, the "Maturity Date"):

            Loan                               Maturity Date

            Tranche A Loan                     October 30, 1999
            Tranche B Loans/
             Letters of Credit/
             Swing Loans                       April 30, 2001

            Tranche C Loan                     April 30, 2001
            Tranche D Loan                     April 30, 2003

     Section 2.10.  Mandatory Prepayment.

          (a) In the event that an Unencumbered Asset Pool Property is sold, transferred or released from the restrictions of Section 5.17 hereof, the Borrower shall, simultaneously with such sale or transfer, prepay the Loans in such amount as shall be required for the Borrower to remain in compliance with this Agreement. Notwithstanding the foregoing, a simultaneous like-kind exchange under Section 1031 of the Internal Revenue Code will not be subject to the provisions of this Section 2.10(a), provided that the exchanged property has qualified as an Unencumbered Asset Pool Property. Sale of an Unencumbered Asset Pool Property in violation of this Section 2.10(a) shall constitute an Event of Default. Prepayments made under this Section 2.10(a) shall be applied to the amounts outstanding under the Tranche B Loan and, in the event there are no amounts outstanding thereunder, then such prepayments shall be applied pro rata to amounts outstanding under the Tranche A Loan, the Tranche C Loan and the Tranche D Loan.

          (b) In addition to the payments of interest required to be made hereunder for each Tranche C Loan and Tranche D Loan, Borrower shall pay to the Administrative Agent for the benefit of the Tranche C Banks and the Tranche D Banks, an amount equal to (1) $5,000,000 on June 30, 1998, (2) $20,000,000 on
September 30, 1998, and (3) $25,000,000 on December 31, 1998 (each, a "Required Amortization Payment") in partial prepayment of the Tranche C Loan and the Tranche D Loan. The Required Amortization Payments shall be applied pro rata to prepayment of the amounts outstanding under each of the Tranche C Loan and the Tranche D Loan. Any individual Tranche D Bank may waive application of its pro rata share of the Required Amortization Payment to the Tranche D Loan by notifying the Administrative Agent at least thirty (30) days prior to the date of such Required Amortization Payment, in which event, any such payment shall be applied by the Administrative Agent to prepayment, pro rata, of amounts outstanding under the Tranche C Loan.

          (c) Commencing January 1, 1999, in addition to the payments of interest required to be made hereunder with respect to the Tranche D Loan and the payments required under Section 2.10(b), Borrower shall pay annually to the Administrative Agent for the benefit of the Tranche D Banks, an amount equal to one percent (1%) of the original principal amount of the Tranche D Loan Amount (each, a "Tranche D Amortization Payment"), payment of which amount shall be made in equal quarterly amounts, on the first Business Day of each calendar quarter, on each January 1, April 1, July 1 and October 1 during the Term, in partial prepayment of the Tranche D Loan.

          (d) In the event the Borrower issues commercial mortgage backed securities as described in the Proxy Statement with respect to those Real Property Assets demised under that certain Master Lease identified on Schedule
5.23 hereof, the proceeds of such transaction shall be applied to amounts outstanding under the Tranche A Loan as of the date of the closing of such transaction. In the event further prepayments are required under Section 2.10(a) as a result of such transaction, then such prepayments shall be applied as set forth in Section 2.10(a) hereof .

     Section 2.11.  Optional Prepayments.

          (a) The Borrower may, upon notice to the Administrative Agent or Swing Lender, as applicable, not later than 12:00 Noon (Eastern Time) on the date of prepayment (which notice shall specify whether the Loans so being prepaid constitute a part of a Tranche A Borrowing, a Tranche B Borrowing, a Tranche C Borrowing or a Tranche D Borrowing and whether such Loans are acquisition and/or project Loans), prepay to the Administrative Agent for the account of the applicable Banks, or the Swing Lender, as applicable, any Base Rate Borrowing or Swing Loan Borrowing in whole at any time, or from time to time in part in amounts aggregating One Million Dollars ($1,000,000), or an integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof or, if less, the outstanding principal balance, by paying the principal amount to be prepaid together with (except in the case of Base Rate Loans and Swing Loans which shall be paid in accordance with Section 2.7(a)) accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the applicable several Banks included in such Borrowing.

          (b) Except as provided in Section 8.2, the Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan prior to the maturity thereof unless the Borrower shall also pay any applicable expenses pursuant to Section 2.13. Any such prepayment shall be upon at least three (3) Euro-Dollar Business Days' notice to the Administrative Agent. Any notice of prepayment delivered pursuant to this Section 2.11(b) shall set forth the amount of such prepayment which is applicable to any Loan made for working capital purposes, as well as whether the Loans so being prepaid constitute a part of a Tranche A Borrowing, a Tranche B Borrowing, a Tranche C Borrowing or a Tranche D Borrowing). Each such optional prepayment shall be in amounts aggregating Five Million Dollars ($5,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof, or, if less, the outstanding principal balance. Each such optional prepayment shall be applied to prepay ratably the Loans of the applicable Banks included.

          (c) In the event that any Loans being prepaid in accordance with
Section 2.11(a) or (b) above constitute a Tranche D Loan, then any such prepayment (i) during the period from the Closing Date through the first anniversary thereof, shall be in an amount which is equal to 102% of the amount of such Tranche D Loan being prepaid, in addition to any other amounts which may then be owing, including pursuant to Section 2.13, (ii) during the period after the first anniversary of the Closing Date through the date which is the eighteenth (18th) month anniversary of the Closing Date, shall be in an amount which is equal to 101% of the amount of such Tranche D Loan being prepaid, in addition to any other amounts which may then be owing, including pursuant to
Section 2.13, and (iii) during the period from the date which is the eighteen
(18) month anniversary of the Closing Date and thereafter, shall be in an amount which is equal to 100% of the amount of such Tranche D Loan being repaid, in addition to any other amounts which may then be owing, including pursuant to
Section 2.13. Notwithstanding anything contained herein to the contrary, Borrower may, in accordance with the notice provisions set forth in subparagraphs (a) and (b) above, prepay any Tranche D Loans in whole, or in part, in the event that Borrower has requested from the Super-Majority Banks and has been denied a waiver from the restrictions contained in Section 5.14 hereof.

          (d) The Borrower may at any time return any undrawn Letter of Credit to the Fronting Bank in whole, but not in part, and the Fronting Bank shall give the Administrative Agent and each of the Banks notice of such return.

          (e) The Borrower may at any time and from time to time cancel all or any part of the Tranche B Commitments in amounts aggregating Ten Million Dollars ($10,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof, or Swing Loan Commitments in amounts aggregating $1,000,000, or an integral multiple of $1,000,000 in excess thereof, by the delivery to the Administrative Agent and the Banks of a notice of cancellation upon at least three (3) Domestic Business Days' notice to Administrative Agent, the Banks and the Swing Lender, whereupon, all or such portion of the Tranche B Commitments shall terminate as to the Banks, pro rata on the date set forth in such notice of cancellation (or, in the case of the Swing Loan Commitment, all or such portion of the Swing Loan Commitment shall terminate as to the Swing Lender on the date set forth in such notice of cancellation), and, if there are any Loans or Swing Loans then outstanding in an aggregate amount which exceeds the aggregate Commitments or Swing Loan Commitment (after giving effect to any such reduction), the Borrower shall prepay to the Administrative Agent, for the account of the Banks or the Swing Lender, as applicable, all or such portion of the Tranche B Loans or Swing Loans outstanding on such date in accordance with the requirements of Sections 2.11(a) and (b). In no event shall the Borrower be permitted to cancel Tranche B Commitments for which a Letter of Credit has been issued and is outstanding unless the Borrower returns (or causes to be returned) such Letter of Credit to the Fronting Bank. The Borrower shall be permitted to designate in its notice of cancellation which Loans, if any, are to be prepaid.

          (f) Upon receipt of a notice of prepayment or cancellation or a return of a Letter of Credit pursuant to this Section, the Administrative Agent shall promptly, and in any event within one (1) Domestic Business Day, notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment or cancellation and such notice shall not thereafter be revocable by the Borrower.

          (g) Any amounts so prepaid pursuant to this Section 2.11 and attributable to Tranche B Loans may be reborrowed subject to the other terms of this Agreement. In the event that the Borrower elects to cancel all or any portion of the Tranche B Commitments pursuant to Section 2.11(f) hereof, such amounts may not be reborrowed. Any amounts so prepaid pursuant to this Section
2.11 and attributable to Tranche A Loans, Tranche C Loans or Tranche D Loans may not be reborrowed.

     Section 2.12.  General Provisions as to Payments    .

          (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 1:00 p.m. (Eastern Time) on the date when due, without regard to any rights of setoff or counterclaim, recoupment or other deduction, in Federal or other funds immediately available in Charlotte, North Carolina, to the Administrative Agent at its address referred to in Section 9.1. The Administrative Agent will distribute to each Bank its ratable share of each such payment received by the Administrative Agent and attributable to such Bank's Loans for the account of the Banks on the same day as received by the Administrative Agent if received by the Administrative Agent by 2:00 p.m. (Eastern Time), or, if received by the Administrative Agent after 2:00 p.m. (Eastern Time), on the immediately following Domestic Business Day. If the Administrative Agent shall fail to distribute to a Bank its ratable share of a payment on the same day it is received or the immediately following Domestic Business Day, as applicable in accordance with the immediately preceding sentence, the Administrative Agent shall pay to such Bank the interest accrued on such payment at the Federal Funds Rate, commencing on the day the Administrative Agent should have made the payment to such Bank and ending on the day prior to the date payment is actually made. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

     Section 2.13. Funding Losses. (a) If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan (pursuant to Article II, VI or VIII or otherwise, and specifically including any payments made pursuant to Sections 2.10 or 2.11) on any day other than the last day of the Interest Period applicable thereto, or if the Borrower fails to borrow, prepay, convert or continue any Euro-Dollar Loans, after notice has been given to any Bank in accordance with Section 2.4(a), the Borrower shall reimburse each applicable Bank for any resulting loss or expense incurred by it (or by an existing Participant in the related Loan; provided that no Participant shall be entitled to receive more than the Bank with respect to which such Participant is a Participant would be entitled to receive under this Section 2.13), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, convert or prepay.

          (b) Each Bank wishing to demand compensation pursuant to this Section shall, within fifteen Domestic Business Days after the relevant payment or conversion or failure to borrow, prepay, convert or continue occurs, notify the Administrative Agent that it demands such compensation and deliver to the Administrative Agent a certificate as to the amount of compensation which such Bank is entitled to receive pursuant to subsection (a) of this Section, showing the calculation thereof in reasonable detail. Such certificate shall be conclusive in the absence of manifest error. Promptly after the end of such period of fifteen Domestic Business Days, the Administrative Agent shall notify Borrower of all demands for such compensation received by it during such period and deliver to Borrower copies of the supporting certificates received by it from the Banks. Within 15 days thereafter, Borrower shall pay to the Administrative Agent the aggregate amount properly demanded by the

Banks pursuant to this Section and, upon receipt thereof, the Administrative Agent shall distribute such amount to the Banks entitled thereto.

     Section 2.14. Computation of Interest and Fees. Interest based on the Prime Rate and all commitment fees hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and Letter of Credit Fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     Section 2.15.  Method of Electing Interest Rates.

          (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing or notice delivered pursuant to Section 2.2(b). Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article VIII and except for any Swing Loans), as follows:

               (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

               (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Administrative Agent not later than 12:00 Noon (Eastern
Time) at least three (3) Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be continued as Base Rate Loans, in which case such notice shall be delivered to the Administrative Agent no later than 12:00 Noon (Eastern Time) on the Domestic Business Day on which such continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group, (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each $5,000,000 or any larger multiple of $1,000,000 (if such portion is comprised of Euro-Dollar Loans) or at least $1,000,000 or any larger multiple of $100,000 (if such portion is comprised on Base Rate Loans), (iii) there shall be no more than fifteen (15) Borrowings comprised of Euro-Dollar Loans outstanding at any time under this Agreement, (iv) no Loan may be continued as, or converted into, a Euro-Dollar Loan when any Event of Default has occurred and is continuing, and (v) no Interest Period shall extend beyond the applicable Maturity Date.

          (b)  Each Notice of Interest Rate Election shall specify:

               (i) the Group of Loans (or portion thereof) to which such notice applies;

                (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

               (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

               (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall notify each Bank on the same day as it receives such Notice of Interest Rate Election of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Administrative Agent for any Group of Euro-Dollar Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

     Section 2.16. Letters of Credit. (a) Subject to the terms contained in this Agreement and the other Loan Documents, upon the receipt of a notice in accordance with Section 2.2(c) requesting the issuance of a Letter of Credit, the Fronting Bank shall issue a Letter of Credit or Letters of Credit in such form as is reasonably acceptable to the Borrower and in an amount or amounts equal to the amount or amounts requested by the Borrower.

          (b) The Letter of Credit Usage shall be no more than Twenty-Five Million Dollars ($25,000,000) at any one time.

          (c) In the event of any request for a drawing under any Letter of Credit by the beneficiary thereunder, the Fronting Bank shall endeavor to notify the Borrower and the Administrative Agent (and the Administrative Agent shall endeavor to notify each Bank thereof) on or before the date on which the Fronting Bank intends to honor such drawing, and, except as provided in this subsection (c), the Borrower shall reimburse the Fronting Bank, in an amount equal to the amount of such drawing, in immediately available funds, before 3:00 P.M. (Eastern Time) (x) if such Fronting Bank notifies Borrower of such drawing before 11:00 A.M. (Eastern Time) on such date or (y) on the date such notice is given, if such notice is given after the date of such drawing; provided that any notice given to Borrower after 11:00 A.M. (Eastern Time) on any day shall be deemed for purposes of the foregoing clause (y) to have been given on the next succeeding Domestic Business Day. Notwithstanding anything contained herein to the contrary, however, unless the Borrower shall have notified the Administrative Agent, and the Fronting Bank prior to 11:00 a.m. (Eastern Time) on the Domestic Business Day immediately prior to the date of such drawing that the Borrower intends to reimburse the Fronting Bank for the amount of such drawing with funds other than the proceeds of the Loans, the Borrower shall be deemed to have timely given a Notice of Borrowing pursuant to Section 2.2 to the Administrative Agent, requesting a Borrowing of Base Rate Loans on the date on which such drawing is honored and in an amount equal to the amount of such drawing. Each Bank (other than the Fronting Bank) shall, in accordance with
Section 2.4(b), make available its share of such Borrowing to the Administrative Agent, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the Fronting Bank for the amount of such draw. In the event that any such Bank fails to make available to the Fronting Bank the amount of such Bank's participation on the date of a drawing, the Fronting Bank shall be entitled to recover such amount on demand from such Bank together with interest at the Federal Funds Rate commencing on the date such drawing is honored.

          (d) If, after the date hereof, any change in any law or regulation or in the interpretation the reof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, or participations in any letter of credit, upon any Bank (including the Fronting
Bank) or (ii) impose on any Bank any other condition regarding this Agreement or such Bank (including the Fronting Bank) as it pertains to the Letters of Credit or any participation therein and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase, by an amount deemed by the Fronting Bank or such Bank to be material, the cost to the Fronting Bank or any Bank of issuing or maintaining any Letter of Credit or participating therein then the Borrower shall pay to the Fronting Bank or such Bank, within 15 days after written demand by such Bank (with a copy to the Administrative Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, such additional amounts as shall be required to compensate the Fronting Bank or such Bank for such increased costs or reduction in amounts received or receivable hereunder.

          (e) The Borrower hereby agrees to protect, indemnify, pay and save the Fronting Bank and the Banks harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and disbursements) which the Fronting Bank or the Banks may incur or be subject to as a result of (i) the issuance of the Letters of Credit, other than as a result of the gross negligence or willful misconduct of the Fronting Bank or (ii) the failure of the Fronting Bank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (collectively, "Governmental Acts"), other than as a result of the gross negligence or willful misconduct of the Fronting Bank. As between the Borrower, the Fronting Bank and the Banks, the Borrower assumes all risks of the acts and omissions of, or misuses of, the Letters of Credit issued by the Fronting Bank, by the beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Fronting Bank shall not be responsible (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or insufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any message, by mail, cable, telegraph, telex, facsimile transmission, or otherwise; (v) for errors in interpretation of any technical terms; (vi) for any loss or delay in the transmission or otherwise of any documents required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of such Letter of Credit; and (viii) for any consequence arising from causes beyond the control of the Fronting Bank, including any Government Acts, in each case other than as a result of the gross negligence or willful misconduct of the Fronting Bank. None of the above shall affect, impair or prevent the vesting of the Fronting Bank's rights and powers hereunder.

          (f) If the Fronting Bank or the Administrative Agent is required at any time, pursuant to any bankruptcy, insolvency, liquidation or reorganization law or otherwise, to return to the Borrower any reimbursement by the Borrower of any drawing under any Letter of Credit, each Bank shall pay to the Fronting Bank or the Administrative Agent, as the case may be, its share of such payment, but without interest thereon unless the Fronting Bank or the Administrative Agent is required to pay interest on such amounts to the person recovering such payment, in which case with interest thereon, computed at the same rate, and on the same basis, as the interest that the Fronting Bank or the Administrative Agent is required to pay.

          (g) The Fronting Bank shall furnish to the Administrative Agent upon request such information as the Administrative Agent shall reasonably request in order to calculate (i) Letter of Credit Usage existing from time to time and
(ii) the amount of any fee payable for the account of the Banks under Section 2.08(b).

     Section 2.17. Letter of Credit Usage Absolute. The obligations of the Borrower under this Agreement in respect of any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement (as the same may be amended from time to time) and any Letter of Credit Documents (as hereinafter defined) under all circumstances, including, without limitation, to the extent permitted by law, the following circumstances:

          (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Letter of Credit Documents") or any Loan Document;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of the Letters of

Credit or any other amendment or waiver of or any consent by the Borrower to departure from all or any of the Letter of Credit Documents or any Loan Document; provided, that the Fronting Bank shall not consent to any such change or amendment unless previously consented to in writing by the Borrower;

          (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of the Borrower in respect of the Letters of Credit;

          (d) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Administrative Agent, the Fronting Bank or any Bank (other than a defense based on the gross negligence or willful misconduct of the Administrative Agent, the Fronting Bank or such Bank) or any other Person, whether in connection with the Loan Documents, the transactions contemplated hereby or by the Letters of Credit Documents or any unrelated transaction;

          (e) any draft or any other document presented under or in connection with any Letter of Credit or other Loan Document proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; provided, that payment by the Fronting Bank under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or willful misconduct of the Fronting Bank;

          (f) payment by the Fronting Bank against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit; provided, that such payment shall not have constituted gross negligence or willful misconduct of the Fronting Bank; and

          (g) any other circumstance or happening whatsoever other than the payment in full of all obligations hereunder in respect of any Letter of Credit or any agreement or instrument relating to any Letter of Credit, whether or not similar to any of the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Borrower; provided, that such other circumstance or happening shall not have been the result of gross negligence or willful misconduct of the Fronting Bank.

                                  ARTICLE III

                                  CONDITIONS

     Section 3.1. Closing. The closing hereunder shall occur on the date (the "Closing Date") when each of the following conditions is satisfied, each document to be dated the Closing Date unless otherwise indicated:

                    (a) the Borrower shall have executed and delivered to the Documentation Agent a Tranche A Note for the account of each Tranche A Bank dated on or before the Closing Date complying with the provisions of Section 2.5;

                    (b) the Borrower shall have executed and delivered to the Documentation Agent a Tranche B Note for the account of each Tranche B Bank dated on or before the Closing Date complying with the provisions of Section 2.5;

                    (c) the Borrower shall have executed and delivered to the Documentation Agent a Tranche C Note for the account of each Tranche C Bank dated on or before the Closing Date complying with the provisions of Section 2.5;

                    (d) the Borrower shall have executed and delivered to the Documentation Agent a Tranche D Note for the account of each Tranche D Bank dated on or before the Closing Date complying with the provisions of Section 2.5;

                    (e) the Borrower shall have executed and delivered to the Documentation Agent a duly executed original of this Agreement;

                    (f) the Guarantor and all parties named in the Guaranty shall have executed and delivered to the Documentation Agent a duly executed original of the Guaranty;

                    (g) The Guarantor and the Borrower shall have executed and delivered to the Documentation Agent a duly executed original of the Pledge;

                    (h) the Documentation Agent shall have received an opinion of Sullivan & Cromwell, counsel for the Borrower acceptable to the Administrative Agent, the Banks and their counsel;

                    (i) the Documentation Agent shall have received all documents the Documentation Agent may reasonably request relating to the existence of the Borrower and the Guarantor, the authority for and the validity of this Agreement and the other Loan Documents, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Documentation Agent. Such documentation shall include, without limitation, the articles of incorporation and by-laws of the Borrower, as amended, modified or supplemented to the Closing Date, each certified to be true, correct and complete by a senior officer of the Guarantor as of a date not more than forty-five (45) days prior to the Closing Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of Delaware with respect to the Borrower and the State of Delaware with respect to the Guarantor, and a good standing certificate from the Secretary of State (or the equivalent thereof) of each other State in which the Borrower or the Guarantor is required to be qualified to transact business and where failure to be so qualified could be reasonably expected to have a Material Adverse Effect, each to be dated not more than forty-five (45) days prior to the Closing Date;

                    (j) the Documentation Agent shall have received all certificates, agreements and other documents and papers referred to in this
Section 3.1 and Section 3.2, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Documentation Agent in its sole discretion;

                    (k) the Borrower and the Guarantor each shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents and the performance thereof by the Borrower;

                    (l) the Documentation Agent shall have received the Proxy Statement, which such Proxy Statement shall include an unaudited pro forma consolidated balance sheet and income statement of the Guarantor and its Consolidated Subsidiaries for the fiscal year ended December 31, 1997;

                    (m) the Documentation Agent shall have received wire transfer instructions in connection with the Loans to be made on the Closing Date;

                    (n) the Documentation Agent shall have received, for its and any other Bank's account, all fees due and payable pursuant to Section 2.8 hereof on or before the Closing Date;

                    (o) except for those consents, licenses and approvals more particularly described on Schedule 3.1 hereto, the Documentation Agent shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower and the Guarantor, and the validity and enforceability against the Borrower, of the Loan Documents, or in connection with any of the transactions contemplated thereby to occur on or prior to the Closing Date and such consents, licenses and approvals shall be in full force and effect;

                    (p) the Documentation Agent shall have received certified copies of each Material Lease and all guaranties executed in connection therewith, in form and substance satisfactory to the Banks;

                    (q) the representations and warranties of the Borrower contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date both before and after giving effect to the making of any Loans;

                    (r) receipt by the Documentation Agent and the Banks of a certificate of a Senior Officer of the Borrower certifying that the Borrower is in compliance with all covenants of the Borrower contained in this Agreement, which certificate shall include pro forma calculations, as of the Closing Date, indicating compliance with the covenants set forth Section 5.8;

                    (s) all credit agreements of the Borrower and the Guarantor for borrowed money other than the Existing Credit Agreements shall have been terminated and all amounts outstanding thereunder repaid in full;

                    (t) the Documentation Agent (i) shall have completed all due diligence investigations and examinations, including review of the Master Leases and verification of the representations and warranties contained herein,
(ii) shall be satisfied with the terms of the spin-off of Vencor, Inc., and
(iii) shall have confirmed the successful tender of the Guarantor's 8 5/8% senior subordinated notes; and

                    (u) all conditions set forth in Section 3.1 of the $1,000,000,000 Credit Agreement dated of even date herewith among Vencor Operating, Inc., Vencor, Inc., the Lenders, Swingline Bank, LC Issuing Banks, Senior Managing Agents, Managing Agents and Co-Agents named therein, the Documentation Agent and the Administrative Agent shall have been satisfied or waived.

     The Documentation Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

     Section 3.2. Borrowings. The obligation of any Bank to make a Loan, other than a Refunded Swing Loan, on the occasion of any Borrowing or to participate in any Letter of Credit issued by the Fronting Bank and the obligation of the Fronting Bank to issue, extend or renew a Letter of Credit is subject to the satisfaction of the following conditions:

          (a)  the Closing Date shall have occurred on or prior to May 15, 1998;

          (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.2, 2.4 or 2.5;

          (c) immediately after such Borrowing or issuance, extension or renewal of any Letter of Credit, the Outstanding Balance will not exceed the aggregate amount of the Commitments and with respect to each Bank, such Bank's pro rata portion of the Loans and Letter of Credit Usage will not exceed such Bank's Commitment;

          (d) immediately before and after such Borrowing or issuance, extension or renewal of any Letter of Credit, no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the making of such Loans or issuing, extending or renewing any Letter of Credit;

          (e) the representations and warranties of the Borrower, the Guarantor and their Subsidiaries contained in this Agreement and the other Loan Documents (other than representations and warranties which speak as of a specific date, which representations and warranties shall have been true as of such date) shall be true and correct in all material respects on and as of the date of such Borrowing or issuance, extension or renewal of any Letter of Credit, both before and after giving effect to the making of such Loans or issuing, extending or renewing any Letter of Credit;

          (f) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans, the issuance of any Letter of Credit or any participations therein or the consummation of the transactions contemplated hereby; and

          (g) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Required Banks of Tranche B, has had or is likely to have a Material Adverse Effect.

     Each Borrowing or issuance, extension or renewal of any Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or issuance, extension or renewal of any Letter of Credit, as to the facts specified in clauses (c) through (g) of this Section (except that with respect to clause (f), such representation and warranty shall be deemed to be limited to laws, regulations, orders, judgments, decrees and litigation affecting the Borrower and not solely the Banks).

     Section 3.3.   Additional Real Property Assets.

                    (a) Any Real Property Asset other than those set forth on Exhibits B and C hereto desired by the Borrower to be included as an Unencumbered Asset Pool Property will require the approval of the Super-Majority Banks. The Borrower shall submit to the Administrative Agent the materials set forth below (the "Due Diligence Package") relating to each Real Property Asset that the Borrower desires to be added to the Unencumbered Asset Pool Properties. The Due Diligence Package shall include (i) a description of the Real Property Asset, (ii) two (2) years of historical cash flow operating statements, if available, (iii) five (5) years of cash flow projections of the Borrower's interest in the Real Property Asset (including capital expenditures), (iv) a map and site plan, if available, (v) to the extent obtained by the Borrower, the Guarantor or, as applicable, a Subsidiary of either, evidence of zoning compliance (which evidence can include a "lawyer's letter" from a local counsel engaged by Borrower, the Guarantor or, as applicable, a Subsidiary of either at the time of acquisition), (vi) a copy of any engineer's inspection report obtained by the Borrower, the Guarantor or, if applicable, a Subsidiary of either in connection with the Real Property Asset, (vii) a copy of the Title Commitment obtained by the Borrower, the Guarantor or, if applicable, a Subsidiary that owns or leases (or will own or lease) such Real Property Asset,
(viii) a copy of an environmental report for such Real Property Asset indicating that such Real Property Asset and the use thereof each complies in all material respects with all applicable Environmental Laws and is free from contamination by any Material of Environmental Concern or, if the environmental report indicates that any remediation or other environmental work is recom-mended or required, and, in the case of asbestos containing materials, such materials are friable or are not otherwise encapsulated, the Borrower shall either (A) obtain a guaranty as to the completion of such remediation or work from a Person (other than the Borrower, the Guarantor and their Affiliates) having an Investment Grade Rating or, if such a rating is unavailable, having a regional or national reputation, or (B) furnish to the Documentation Agent Cash or Cash Equivalents (or other security satisfactory to the Administrative Agent) in an amount equal to 100% of the reasonably estimated cost of completing such remediation or other work, (ix) copies of the lease agreements for each of the tenants of such Real Property Asset, together with an abstract or summary of each lease for any tenant which occupies more than 15% of such Real Property Asset or accounts for more than 15% of the base rentals of such Real Property Asset and (x) such additional information with respect to each Real Property Asset, the tenants of such Real Property Asset and, if applicable, the Subsidiary that owns or leases such Real Property Asset, as the Documentation Agent or any Bank shall reasonably request.

                    (b) The Borrower shall distribute a copy of each item constituting the Due Diligence Package by overnight mail to the Administrative Agent, with sufficient copies for each of the Banks for review and approval by the Super-Majority Banks, which approval shall not be unreasonably withheld. Failure to respond to the Administrative Agent in writing by any Bank within ten
(10) Domestic Business Days after receipt of the Due Diligence Package, shall be deemed to be an approval by such Bank of such Real Property Asset for inclusion as a Unencumbered Asset Pool Property.

                    (c) The Borrower and the Guarantor shall permit (and shall cause their respective Subsidiaries to permit) the Documentation Agent at all reasonable times and upon reasonable prior notice to the Guarantor and its Subsidiaries and the operator of the facility to make an inspection of any Real Property Asset.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Administrative Agent and each of the other Banks which are or may become a party to this Agreement to make the Loans, the Borrower makes the following representations and warranties as of the date hereof. Such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loans.

     Section 4.1. Existence and Power. Each of the Borrower and the Guarantor is duly organized, validly existing and in good standing as a limited partnership or corporation, as applicable, under the laws of the State of Delaware and has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect.

     Section 4.2. Power and Authority. Each of the Borrower, the Guarantor and their Subsidiaries has the partnership or corporate power and authority, as applicable, to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary action to authorize the execution and delivery on behalf of the Borrower, the Guarantor or such Subsidiary and the performance by the Borrower, the Guarantor and their Subsidiaries of such Loan Documents. Each of the Borrower, the Guarantor and their Subsidiaries has duly executed and delivered each Loan Document to which it is a party, and each such Loan Document constitutes the legal, valid and binding obligation of the Borrower, the Guarantor and their Subsidiaries a party thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

     Section 4.3. No Violation; Government Approvals; Licenses. Except as set forth on Schedule 4.3 hereof, neither the execution, delivery or performance by or on behalf of the Borrower, the Guarantor or any Subsidiary of either of the Loan Documents, nor compliance by the Borrower, the Guarantor or any of their Subsidiaries with the terms and provisions thereof nor the consummation of the transactions contemplated by the Loan Documents, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to Borrower, Guarantor or any of their Subsidiaries, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower, the Guarantor or any of their Subsidiaries pursuant to the terms of any material indenture, mortgage, deed of trust, or other agreement or other instrument to which the Borrower, the Guarantor or any of their Subsidiaries (or of any partnership of which the Borrower, the Guarantor or any of their Subsidiaries is a partner) is a party or by which it or any of its property or assets is bound or to which it is subject, (iii) will cause a default by the Borrower or the Guarantor under any organizational document of either of them or any of their Subsidiaries, or (iv) will require any order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, to authorize delivery and performance of any Loan Document or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect. The Borrower, the Guarantor and each of their Subsidiaries has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, including certificates of need, authorizations, qualifications, accreditations, easements, rights of way and other consents and approvals which are necessary for the operation of its businesses as presently conducted, the absence of which is likely (to the extent that the Borrower, the Guarantor and each Subsidiary can now reasonably foresee) to have a Material Adverse Effect.

     Section 4.4.   Financial Information.

               (a) The unaudited pro forma consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as of December 31, 1997, as delivered in the Proxy Statement fairly present, in conformity with GAAP, the consolidated pro forma financial position of the Guarantor and its Consolidated Subsidiaries as of such date and their pro forma consolidated results of operations for such fiscal year.

               (b) Since December 31, 1997, on a pro forma basis (i) there has been no material adverse change in the business, financial position or results of operations of the Guarantor and its Consolidated Subsidiaries and (ii) except as previously disclosed to the Documentation Agent and each Bank, the Guarantor and its Consolidated Subsidiaries have not incurred any material indebtedness or guaranty.

     Section 4.5.   Litigation.

               (a) Except as identified on Schedule 4.5, there is no action, suit or proceeding pending against, or to the knowledge of the Borrower or the Guarantor, threatened against or affecting, (i) the Borrower, the Guarantor or any of their Subsidiaries, (ii) the Loan Documents or any of the transactions contemplated by the Loan Documents or (iii) any of their assets, in any case before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the validity of this Agreement or the other Loan Documents.

               (b) There are no final nonappealable judgments or decrees in an aggregate amount of Five Million Dollars ($5,000,000) or more entered by a court or courts of competent jurisdiction against the Borrower, the Guarantor or any of their Subsidiaries holding Unencumbered Asset Pool Properties which remain unpaid and there are no final nonappealable judgments or decrees against any Subsidiaries other than those holding Unencumbered Asset Pool Properties which would have a Material Adverse Effect (in each case, other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing).

     Section 4.6.   Compliance with ERISA.

               (a) Except as previously disclosed to the Documentation Agent in writing, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

               (b) Except for each "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) that is maintained, or contributed to, by one or more members of the ERISA Group, no member of the ERISA Group is a "party in interest" (as such term is defined in Section 3(14) of ERISA or a "disqualified person" (as such term is defined in Section 4975(e)(2) of the Internal Revenue
Code) with respect to any funded employee benefit plan and none of the assets of any such plans have been invested in a manner that would cause the transactions contemplated by the Loan Documents to constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA).

     Section 4.7. Environmental Compliance. To the best of Borrower's knowledge, (i) there are in effect all Environmental Approvals which are required to be obtained under all Environmental Laws with respect to the Property, except for such Environmental Approvals the absence of which would not have a Material Adverse Effect, (ii) the Borrower and each Subsidiary is in compliance in all material respects with the terms and conditions of all such Environmental Approvals, and is also in compliance in all material respects with all other Environmental Laws or any plan, order, decree, judgment, injunction, notice or demand letter issued, entered or approved thereunder, except to the extent failure to comply would not have a Material Adverse Effect.

          Except as set forth in the Environmental Reports or otherwise disclosed to the Documentation Agent as of the Closing Date, to Borrower's actual knowledge:

               (i) There are no Environmental Claims or investigations pending or threatened by any Governmental Authority with respect to any alleged failure by the Borrower or its Subsidiaries to have any Environmental Approval required in connection with the conduct of the business of the Borrower or its Subsidiaries on any of the Unencumbered Asset Pool Properties, or with respect to any generation, treatment, storage, recycling, transportation, Release or disposal of any Material of Environmental Concern generated by the Borrower or its Subsidiaries or any lessee on any of the Unencumbered Asset Pool Properties;

               (ii) No Material of Environmental Concern has been Released at the Property to an extent that it may reasonably be expected to have a Material Adverse Effect;

               (iii) No Environmental Claims have been filed with a Governmental Authority with respect to any of the Unencumbered Asset Pool Properties, and none of the Unencumbered Asset Pool Properties is listed or proposed for listing on the National Priority List promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites requiring investigation or clean-up;

               (iv) There are no Liens arising under or pursuant to any Environmental Laws on any of the Unencumbered Asset Pool Properties, and no government actions have been taken or are in process which could subject any of the Unencumbered Asset Pool Properties to such Liens; and;

               (v) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or which are in the possession of, the Borrower or its Subsidiaries in relation to any of the Unencumbered Asset Pool Properties which have not been made available to the Documentation Agent at the Guarantor's principal place of business.

     Section 4.8. Taxes. The initial tax year of the Borrower for federal income tax purposes is 1998. The Borrower, the Guarantor and their Subsidiaries have filed all United States Federal income tax returns or extensions thereto and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower, the Guarantor or any of their Subsidiaries except those being contested in good faith. The charges, accruals and reserves on the books of the Borrower, the Guarantor and their Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

     Section 4.9. Full Disclosure. All information heretofore furnished by the Borrower or the Guarantor to the Documentation Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower and the Guarantor have disclosed to the Banks in writing any and all facts known to the Borrower or the Guarantor which materially and adversely affect or are likely to materially and adversely affect (to the extent the Borrower or the Guarantor can now reasonably foresee), the business, operations or financial condition of the Borrower, the Guarantor and their Subsidiaries considered as one enterprise or the ability of the Borrower, the Guarantor and their Subsidiaries to perform its obligations under this Agreement or the other Loan Documents.

     Section 4.10. Solvency. On the Closing Date and after giving effect to the transactions contemplated by the Loan Documents occurring on the Closing Date, the Borrower is Solvent.

     Section 4.11. Use of Proceeds; Margin Regulations. All proceeds of the Loans will be used by the Borrower only in accordance with the provisions hereof. No part of the proceeds of any Loan will be used by the Borrower or any Subsidiaries to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations T, U or X of the Federal Reserve Board.

     Section 4.12. Investment Company Act; Public Utility Holding Company Act. Neither the Borrower, the Guarantor nor any of their Subsidiaries are (x) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, (y) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (z) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

     Section 4.13. Closing Date Transactions. On the Closing Date and immediately prior to or concurrently with the making of the Loans, the transactions (other than the making of the Loans) intended to be consummated on the Closing Date pursuant to this Agreement and described in the Proxy Statement will have been consummated in accordance with all applicable laws.

     Section 4.14. Representations and Warranties in Loan Documents. All representations and warranties made by the Borrower, the Guarantor and their Subsidiaries in the Loan Documents are true and correct in all material respects.

     Section 4.15. Patents, Trademarks, etc The Borrower and each of its Subsidiaries has obtained and holds in full force and effect all patents, trademarks, service marks, trade names, copyrights and other such rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted, the impairment of which is likely to have a Material Adverse Effect. To the Borrower's knowledge, no material product, process, method, substance, part or other material presently sold by or employed by the Borrower in connection with such business infringes any patent, trademark, service mark, trade name, copyright, license or other such right owned by any other Person. There is not pending or, to the Borrower's knowledge, threatened any claim or litigation against or affecting the Borrower or any of its Subsidiaries contesting its right to sell or use any such product, process, method, substance, part or other material.

     Section 4.16. No Default. No Default or Event of Default exists under or with respect to any Loan Document. The Borrower is not in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound in any respect, the existence of which default is likely (to the extent that the Borrower can now reasonably foresee) to result in a Material Adverse Effect.

     Section 4.17. Compliance With Law. The Borrower, the Guarantor and their Subsidiaries are in compliance with all laws, rules, regulations, orders, judgments, writs and decrees, including, without limitation, all building and zoning ordinances and codes, the failure to comply with which is likely (to the extent that the Borrower can now reasonably foresee) to have a Material Adverse Effect.

     Section 4.18. Brokers' Fees. Except as otherwise disclosed in the Proxy Statement, the Borrower has not dealt with any broker or finder with respect to the transactions contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets) or otherwise in connection with this Agreement, and the Borrower has not done any acts, had any negotiations or conversation, or made any agreements or promises which will in any way create or give rise to any obligation or liability for the payment by the Borrower of any brokerage fee, charge, commission or other compensation to any party with respect to the transactions contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets), other than the fees payable hereunder.

     Section 4.19. Labor Matters. Except as set forth on Schedule 4.19 attached hereto and made a part hereof, there are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower and the Borrower has not suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five (5) years.

     Section 4.20. Organizational Documents. The documents delivered pursuant to Section 3.1(i) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Borrower. The Borrower represents that it has delivered to the Documentation Agent true, correct and complete copies of each of the documents set forth in this Section 4.20.

     Section 4.21. Principal Offices. The principal office, chief executive office and principal place of business of the Borrower is 3300 Aegon Center, 400 West Market Street, Louisville, Kentucky 40202.

     Section 4.22. Ownership of Property. The Borrower owns, directly or indirectly, fee simple title (or leasehold title if so designated on Schedule
4.22 hereto) to each of the Real Property Assets, as more particularly set forth on Schedule 4.22 hereto, which schedule also sets forth the owner/lessee of each Real Property Asset.

     Section 4.23. Insurance. The Borrower currently maintains, or causes to be maintained pursuant to the provisions of each Material Lease, insurance at 100% replacement cost insurance coverage in respect of each of the Real Property Assets, as well as comprehensive general liability insurance against claims for personal, and bodily injury and/or death, to one or more persons, or property damage, as well as workers' compensation insurance, in each case with respect to the Real Property Assets with insurers having an A.M. Best policyholders' rating of not less than A-V, or an S&P rating of A or the equivalent thereto, in amounts that prudent owner of assets such as the Real Property Assets would maintain.

     Section 4.24.  "Year 2000" Compliance.  The Borrower and Guarantor have
(i) initiated a review and assessment of all areas within their and each of their Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or Guarantor or any of their Subsidiaries (or their suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and
(iii) to date, implemented that plan in accordance with that timetable. The Borrower and Guarantor reasonably believe that all computer applications (including those of their suppliers and vendors) that are material to their or any of their Subsidiaries' business and operations will, on a timely basis, be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

     Section 4.25. REIT Status. From and after January 1, 1999, the Guarantor will qualify and intends to continue thereafter to qualify as a real estate investment trust under the Internal Revenue Code.

                                   ARTICLE V

                      AFFIRMATIVE AND NEGATIVE COVENANTS

     The Borrower covenants and agrees that, so long as any Bank has any Commitment hereunder or any Obligations remain unpaid:

     Section 5.1. Information. The Borrower will, subject to the final paragraph of this Section 5.1, deliver to the Administrative Agent sufficient copies for each of the Banks (if requested by the Administrative Agent) of the following information which the Administrative Agent shall promptly forward to the Banks:

          (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Guarantor and its Consolidated Subsidiaries, an audited consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of cash flow and operations for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, if available, audited by Ernst & Young LLP or other independent public accountants of similar standing;

          (b) to the extent prepared by Borrower, and in such event within 90 days after the end of each fiscal year of the Borrower, an audited consolidated balance sheet of the Borrower (or unaudited, if no audited balance sheet is prepared) as of the end of such fiscal year and the related consolidated statements of cash flow and operations for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, if available, audited by Ernst & Young LLP or other independent public accountants of similar standing;

          (c) as soon as available and in any event within 45 days after the end of each quarter of each fiscal year (other than the last quarter in any fiscal year) of the Guarantor and its Consolidated Subsidiaries a statement of the Guarantor and its Consolidated Subsidiaries prepared in accordance with GAAP setting forth the operating income and operating expenses of the Guarantor and its Consolidated Subsidiaries, as well as the related statements of cash flow and operations for such quarter, and a balance sheet relating to such quarter, all in sufficient detail so as to calculate Unencumbered Asset Pool Net Operating Cash Flow of the Guarantor and its Consolidated Subsidiaries for the immediately preceding quarter;

          (d) commencing June 30, 1998 and thereafter as soon as available and in any event within 90 days after the end of each quarter of each fiscal year (other than the last quarter in any fiscal year) of the Borrower, a statement of the Borrower, prepared in accordance with GAAP, setting forth the operating income and operating expenses of the Borrower and a consolidated balance sheet of the Borrower as of the end of such fiscal quarter and the related consolidated statements of cash flow and operations for such fiscal quarter;

          (e) simultaneously with the delivery of each set of financial statements referred to in clauses (a), (b), (c) and (d) above, a certificate of a Senior Officer of the Guarantor (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.8 on the date of such financial statements; (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (iii) certifying (x) that such financial statements fairly present the financial condition and the results of operations of the Guarantor and its Consolidated Subsidiaries as of the dates and for the periods indicated, in accordance with GAAP, subject, in the case of interim financial statements, to normal year-end adjustments, and (y) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Borrower during the period beginning on the date through which the last such review was made pursuant to this Section 5.1(c) and ending on a date not more than ten (10) Domestic Business Days prior to the date of such delivery and that on the basis of such review of the Loan Documents and the business and condition of the Borrower, to the best knowledge of such officer, no Default or Event of Default under any other provision of Section 6.1 occurred or, if any such Default or Event of Default has occurred, specifying the nature and extent thereof and, if continuing, the action the Borrower proposes to take in respect thereof;

          (f) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a letter from the firm of independent public accountants that reported on such statements stating (i) whether anything has come to their attention in the course of their normal audit procedures to cause them to believe that any Default or Event of Default existed on the date of such financial statements and (ii) whether in their opinion the calculations set forth in the officer's certificate delivered pursuant to clause
(e) above, to the extent derived from data contained in the accounting records of Guarantor and its Consolidated Subsidiaries, have been determined in accordance with the relevant provisions of this Agreement;

          (g) within five (5) days after the president, chief financial officer, treasurer, controller or other executive officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the president of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; (ii) promptly and in any event within ten
(10) days after the Borrower obtains knowledge thereof, notice of (x) any litigation or governmental proceeding pending or threatened against the Borrower which is likely to individually or in the aggregate, result in a Material Adverse Effect, and (y) any other event, act or condition which is likely to result in a Material Adverse Effect;

          (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

          (i) promptly and in any event within five (5) Domestic Business Days after the Borrower obtains actual knowledge of any of the following events, a certificate of the Borrower executed by an officer of the Borrower specifying the na-ture of such condition and the Borrower's, if the Borrower has actual knowledge thereof, or the Environmental Affiliate's proposed initial response thereto: (i) the receipt by the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, of any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, is not in compliance with applicable Environmental Laws, and such noncompliance is likely to have a Material Adverse Effect, (ii) the Borrower shall obtain actual knowledge that there exists any Environmental Claim which is likely to have a Material Adverse Effect pending or threatened against the Borrower or any Environmental Affiliate or (iii) the Borrower obtains actual knowledge of any release, emission, discharge or disposal of any Material of Environmental Concern that is likely to form the basis of any Environmental Claim against the Borrower or any Environmental Affiliate, and such Environmental Claim is likely to have a Material Adverse Effect;

          (j) promptly and in any event within five (5) Domestic Business Days after receipt of any material notices or correspondence from any company or agent for any company providing insurance coverage to the Borrower relating to any material loss or loss of the Borrower with respect to any of the Unencumbered Asset Pool Properties, copies of such notices and correspondence; and

          (k) promptly upon the mailing thereof to the shareholders of the Guarantor, copies of all financial statements, reports and proxy statement so mailed;

          (l) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower or the Guarantor shall have filed with the Securities and Exchange Commission;

          (m) immediately upon knowledge thereof, notice of any material default by the tenant under any Material Lease;

          (n) simultaneously with delivery of the information required by Sections 5.1(a) and (b), a statement of Unencumbered Asset Pool Net Operating Cash Flow with respect to each Unencumbered Asset Pool Property or each group thereof and a list of all Unencumbered Asset Pool Properties; and

          (o) from time to time such additional information regarding the financial position or business of the Borrower as the Administrative Agent, at the request of any Bank, may reasonably request.

     Information required to be delivered pursuant to clauses (a), (b), (c) or
(d) of this Section shall be deemed to have been delivered on the date on which Borrower provides notice to the Administrative Agent (which the Administrative Agent shall promptly forward to the Banks) that such information has been posted on Borrower's website on the Internet at the website address listed on the signature pages hereof, at sec.gov/edaux/searches.htm or at another website identified in such notice and accessible by the Banks without charge; provided that (i) such notice may be included in a certificate delivered pursuant to subsection (e) hereof and (ii) Borrower shall deliver paper copies of the information referred to in subsection (a), (b), (c) and (d) of this Section to any Bank which requests such delivery.

     Section 5.2. Payment of Obligations. The Borrower will, and shall cause its Subsidiaries to, pay and discharge, at or before maturity, all its material obligations and liabilities including, without limitation, any obligation pursuant to any agreement by which it or any of its properties is bound and any tax liabilities, in any case, where failure to do so will likely result in a Material Adverse Effect except (i) such tax liabilities may be contested in good faith by appropriate proceedings, and will maintain in accordance with GAAP, appropriate reserves for the accrual of any of the same; or (ii) such obligation or liability as may be contested in good faith by appropriate proceedings.

     Section 5.3.   Maintenance of Property; Insurance.

          (a) The Borrower will, and will cause its Subsidiaries to, keep, or cause to be kept, each of its Real Property Assets in good repair, working order and condition, subject to ordinary wear and tear.

          (b) The Borrower shall, and will cause its Subsidiaries to, (a) maintain, or cause to be maintained, insurance as specified in Section 4.23 hereof with insurers meeting the qualifications described therein, which insurance shall in any event not provide for materially less coverage than the insurance in effect on the Closing Date, and (b) furnish to the Administrative Agent from time to time, upon written request, copies of the policies under which such insurance is issued, certificates of insurance and such other information relating to such insurance as such Bank may reasonably request. The Borrower will, and will cause its Subsidiaries to, deliver to the Banks (i) upon request of any Bank through the Administrative Agent from time to time, full information as to the insurance carried, (ii) within five (5) days of receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and (iii) forthwith, notice of any cancellation or nonrenewal of coverage by the Borrower or any Subsidiary.

     Section 5.4. Conduct of Business. The Borrower's primary business will continue to be acquiring, owning, developing (to the extent permitted in this Agreement), and leasing healthcare related properties.

     Section 5.5. Compliance with Laws. Except with respect to those matters set forth on Schedule 4.3, the Borrower will, and will cause its Subsidiaries to, comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws, all zoning and building codes and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

     Section 5.6. Inspection of Property, Books and Records. The Borrower will, and will cause its Subsidiaries to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit representatives of any Bank at such Bank's expense to visit and inspect any of its properties to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers and employees, all at such reasonable times, upon reasonable notice, and as often as may reasonably be desired.

     Section 5.7.   Existence.

          (a) The Borrower shall, and shall cause its Subsidiaries holding Unencumbered Asset Pool Properties to, do or cause to be done all things necessary to preserve and keep in full force and effect its partnership or corporate existence, as applicable.

          (b) The Borrower shall, and shall cause its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its patents, trademarks, servicemarks, trade names, copyrights, franchises, licenses, permits, certificates, including certificates of need, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals the nonexistence of which is likely to have a Material Adverse Effect.

     Section 5.8.   Financial Covenants.

          (a) Total Debt to Tangible FMV. As of June 30, 1998 and the last day of each of the four (4) full calendar quarters following the Closing Date, the Maximum Total Debt Ratio will not be greater than 55%. As of the last day of each calendar quarter thereafter, the Maximum Total Debt Ratio will not be greater than 50%

          (b) EBITDA Interest Coverage. As of the last day of each calendar quarter, the ratio of (i) Annual EBITDA to (ii) Total Debt Service, will not be less than 2.25:1.

          (c) EBITDA Debt Service Coverage. As of June 30, 1998 and the last day of each of the four (4) full calendar quarters following the Closing Date, the ratio of (x) Annual EBITDA (on an annualized basis in the case of the Closing Date and the first three such calendar quarters), to (y) the sum of (i) Total Debt Service on an annualized basis, (ii) scheduled payments of principal on any Debt (as described in clause (A) of the definition thereof) of the Guarantor, the Borrower or any Consolidated Subsidiary, whether or not paid by the Guarantor, Borrower or any such Consolidated Subsidiary (excluding balloon payments) on an annualized basis, provided, however, that in the case of scheduled payments of principal pursuant to this Agreement, the actual principal amounts scheduled to be paid hereunder, rather than annualized amounts shall be included for purposes of this clause, for the previous four consecutive quarters including the quarter then ended, plus the Borrower's pro rata share of scheduled payments of principal on any Debt of any Minority Holding, whether or not paid by the Borrower (excluding balloon payments) for the previous four consecutive quarters including the quarter then ended, and (iii) dividends or other payments payable by the Guarantor with respect to any preferred stock issued by the Guarantor and distributions or other payments payable by the Borrower with respect to any preferred partnership units of the Borrower, will not be less than 1.50:1. As of the last day of each calendar quarter thereafter, such ratio will be not less than 2.00:1.

          (d) Unencumbered Debt Service Coverage Ratio. As of June 30, 1998 and the last day of the each of the four (4) full calendar quarters following the Closing Date, the Unencumbered Debt Service Coverage Ratio will not be less than 2.15:1. Thereafter, the Unencumbered Debt Service Coverage Ratio, as of the last day of each calendar quarter, shall not be less than 2.20:1.

          (e)  Unsecured Debt Ratio.

               (i) As of June 30, 1998, the last day of each of the four (4) full calendar quarters following the Closing Date, the Unsecured Debt Ratio, expressed as a percentage, shall not exceed 55%;

               (ii) As of the last day of each calendar quarter thereafter, for the period beginning with the fifth (5th) full calendar quarter from the Closing Date and ending on the last day of the last calendar quarter in 1999, the Unsecured Debt Ratio expressed as a percentage shall not exceed 50%; and

               (iii) Thereafter, as of the last day of each calendar quarter, the Unsecured Debt Ratio expressed as a percentage shall not exceed 45%.

          (f) Limitation on Secured Debt. Secured Debt of the Borrower and its Consolidated Subsidiaries shall at no time exceed twenty-five percent (25%) of Tangible FMV.

          (g) Dividends. The Borrower will not, as determined on an aggregate basis for each fiscal year, make any distributions in excess of 90% of its consolidated FFO for such year, except to the extent required so that the Guarantor shall have sufficient cash so as to permit it to pay such dividends as shall be required to maintain its status as a real estate investment trust. Upon the occurrence and during the continuance of an Event of Default, the Borrower will not make any distributions except as shall be required to maintain its status as a real estate investment trust.

          (h) Minimum Consolidated Tangible Net Worth. The Consolidated Tangible Net Worth will at no time be less than the sum of (i) ($110,000,000) plus (ii) 90% of all Net Offering Proceeds.

          (i) Limitation on Recourse Debt. Neither the Borrower, the Guarantor nor any Subsidiary of either shall, at any time, create, incur, assume, guaranty, suffer to exist or otherwise become or remain directly or indirectly liable with respect to any Recourse Debt (other than the Obligations) exclusive of (A) Interest Rate Hedges with respect to floating rate Debt (as set forth in clause (A) of the definition thereof) of the Borrower, (B) intercompany Debt between Guarantor or the Borrower and their Consolidated Subsidiaries, (C) secured Recourse Debt existing with respect to any Real Property Assets at the time of acquisition by any Subsidiary of Borrower provided that such Recourse Debt shall be nonrecourse with respect to the Borrower and the Guarantor and not incurred in contemplation of any such acquisition, (D) Recourse Debt incurred in connection with equipment leasing provided that the annual aggregate rent payments thereunder shall not exceed $500,000, (E) Debt outstanding under the Existing Credit Agreements, and (F) Contingent Obligations as set forth on
Schedule 5.8 hereof.

     Section 5.9.  Restriction on Fundamental Changes; Operation and Control.

          (a) Guarantor shall carry on its business operations through Borrower and its Subsidiaries. Neither the Guarantor, the Borrower nor any Subsidiary of either holding Unencumbered Asset Pool Properties shall enter into any merger or consolidation, unless the Guarantor or the Borrower or another Subsidiary of either Borrower or Guarantor which holds Unencumbered Asset Pool Properties, as the case may be, is the surviving entity, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its business or property, whether now or hereafter acquired, hold an interest in any subsidiary which is not controlled by Borrower or Guarantor, without the prior written consent of the Required Banks, except for joint ventures in which Borrower's aggregate ownership interest shall be less than 15% of the fair market value of the Real Property Assets owned by Borrower as of the date hereof. For purposes hereof, "fair market value" shall mean the quotient of (x) Net Operating Cash Flow with respect to the Real Property Assets as of the date hereof (on an annualized basis in the case of Real Property Assets that have been owned by Borrower or Guarantor or their Consolidated Subsidiaries for a period of less than four (4) fiscal quarters) less an amount equal to the product of the G&A Percentage and such Net Operating Income, and (y) the FMV Cap Rate.

          (b) The Borrower shall not amend its articles of limited partnership in any material respect, without the consent of the Required Banks, which shall not be unreasonably withheld or delayed; provided, however, that the Borrower may amend its agreement of limited partnership in connection with the admission of additional limited partners in connection with the acquisition of additional Real Property Assets without the prior consent of the Required Banks. The failure of any Bank to respond to any request for consent as set forth above within ten (10) Domestic Business Days after receipt of the request for such consent, shall be deemed to be an approval by such Bank of such amendment to the Borrower's articles of limited partnership.

     Section 5.10. Fiscal Year; Fiscal Quarter. The Borrower shall not, nor shall it permit any Subsidiary to, change its fiscal year or any of its fiscal quarters without the consent of the Required Banks, which shall not be unreasonably withheld or delayed.

     Section 5.11. Margin Stock. None of the proceeds of the Loan will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

     Section 5.12. Development Activities. The Borrower shall not, nor shall it permit any Subsidiary to, engage in any development activities except for development in connection with the expansion and/or repositioning or restoration following a casualty or condemnation of existing improvements on Real Property Assets. Notwithstanding the foregoing, the Borrower may, and may allow its Subsidiaries to, engage in all other development activities where there is construction completion risk provided that in no event shall the value at completion (determined in accordance with the book value thereof, in accordance with GAAP) of the Real Property Assets under such other type of development exceed ten percent (10%) of the Tangible FMV.

     Section 5.13. Interest Rate Protection. The Borrower shall maintain Interest Rate Hedges on a notional amount of the Debt referred to in clause
(A)(i) and (ii) of the definition of "Debt", of the Borrower and its Subsidiaries which, when added to the aggregate principal amount of the Debt of the Borrower and its Subsidiaries which bears interest at a fixed rate, equals or exceeds 75% of the aggregate principal amount of all Debt referred to in clause (A)(i) of the definition of such term, of the Borrower and its Subsidiaries. "Interest Rate Hedges" shall mean interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements having terms, conditions and tenors reasonably acceptable to the Documentation Agent entered into by the Borrower and/or its Subsidiaries in order to provide protection to, or minimize the impact upon, the Borrower and/or its Subsidiaries of increasing floating rates of interest applicable to Debt.

     Section 5.14. Investments in Non-Healthcare Related Assets. The aggregate amount of the investments of the Borrower and its Consolidated Subsidiaries in any non-healthcare related assets will at no time exceed five percent (5%) of the Tangible FMV.

     Section 5.15. Investments in Minority Holdings". The quotient of the Net Operating Cash Flow attributable to the Borrower's interest in all Minority Holdings, and the FMV Cap Rate, will at no time exceed $25,000,000.

     Section 5.16. Use of Proceeds. (a) The Borrower shall use the proceeds of the Loans for the purposes of financing acquisitions of additional Real Property Assets or equity interests in entities owning Real Property Assets, refinancing outstanding Debt in connection with such other acquisitions and/or refinancing Debt incurred for any of the foregoing purposes and for other general corporate purposes of the Borrower and its Subsidiaries (including acquiring mortgages on Real Property Assets which are healthcare facilities), and for their working capital requirements (including payment of distributions), provided, however, that the aggregate amount of the Loans that may be used for working capital purposes shall not exceed $50,000,000 in the aggregate.

          (b) Provided that the Borrower shall have given the Administrative Agent notice at the time of a Tranche B Loan prepayment pursuant to Section 2.11(a) hereof, that the Borrower intends to reborrow all or a portion of the amount so prepaid by the end of the quarter during which such prepayment was made in order to make distributions to its partners, the Borrower shall be permitted to reborrow such amounts prior to the end of the next succeeding quarter for the purpose of making distributions relating to such quarter without the same being deemed to be an advance for working capital purposes. If the Borrower fails to reborrow such amounts prior to the end of the quarter following which the Borrower made such prepayments, the Borrower shall not have the right to reborrow such funds for the purpose of making distributions without it being deemed for working capital purposes.

          (c) Until such time as all Unencumbered Asset Pool Properties set forth on Exhibit B hereto are owned in fee (or leasehold in the case of the Unencumbered Asset Pool Properties described as such in Exhibit B) by the Borrower, the Borrower may loan or distribute proceeds of the Loans to Guarantor or any Vencor Subsidiary for use by such entities as set forth in subsection (a) above.

     Section 5.17. Sale of Unencumbered Asset Pool Properties. Prior to the sale or transfer of any Unencumbered Asset Pool Property, the Borrower shall (i) deliver prior written notice to the Administrative Agent and the Banks, (ii) deliver to the Administrative Agent and the Banks a certificate from a Senior Officer certifying that at the time of such sale or other disposal (based on pro-forma calculations for the previous period assuming that such Unencumbered Asset Pool Property was not an Unencumbered Asset Pool Property for the relevant period) all of the covenants contained in Sections 5.8 through 5.14 and 5.16 through 5.21 are and after giving effect to the transaction shall continue to be true and accurate in all respects, and (iii) pay to the Administrative Agent an amount equal to that required pursuant to Section 2.10(a).

     Section 5.18. Limitations On Subsidiary Debt. Any Subsidiary which owns any of the Real Property Assets in the Unencumbered Asset Pool shall not at any time incur any Debt, and except as contemplated hereby, the Borrower shall not pledge its interest in such Subsidiary nor shall the Borrower or such Subsidiary enter into any negative pledge with respect thereto. Notwithstanding the foregoing, any such Subsidiary may (i) incur Debt from either the Borrower or Guarantor, provided that such intercompany Debt is, by its terms, subordinate in right of payment to repayment of the Obligations, and (ii) incur Debt and enter into negative pledges in connection with equipment leasing to the extent otherwise permitted hereunder provided that the annual aggregate rent payments thereunder shall not exceed $500,000 and the negative pledge applies only to the equipment leased.

     Section 5.19.  Restrictions on Pledge.   The Borrower will not, nor will
it permit any of its Subsidiaries or the Guarantor to, enter into any agreement (other than this Agreement and the other Loan Documents) prohibiting the creation or assumption of any Lien upon their properties or interests under the Master Leases (other than with respect to any mortgage on a particular property), revenues or assets, whether now owned or hereafter acquired, or restricting the ability of the Borrower to amend or modify this Agreement or any other Loan Document. In addition, the Borrower will not, nor will it permit any of its Subsidiaries or the Guarantor to (other than this Agreement and the other Loan Documents) enter into any agreement prohibiting an agreement prohibiting the creation or assumption of any Lien upon their properties (other than with respect to any mortgage on a particular property), revenues or assets, whether now owned or hereafter acquired, or restricting the ability of the Borrower to amend or modify this Agreement or any other Loan Document. The restrictions of this Section 5.19 shall not apply to a pledge by the Borrower, Guarantor or any Subsidiary of either thereof entered into in connection with the issuance of commercial mortgage backed securities as contemplated and more particularly described in the Proxy Statement or in connection with the secured purchase money financing of personal property.

     Section 5.20. Release of Properties. Borrower or Guarantor or their Consolidated Subsidiaries may obtain a release of any Unencumbered Asset Pool Property from the terms of this Agreement provided that prior to or simultaneously with such release (i) the Borrower shall deliver to the Administrative Agent and the Banks a certificate from a Senior Officer certifying that at the time of such release (based on pro-forma calculations for the previous period assuming that such Unencumbered Asset Pool Property was not an Unencumbered Asset Pool Property for the relevant period) all of the covenants contained in Sections 5.8 through 5.14 and 5.16 through 5.21 are and after giving effect to the release shall continue to be true and accurate in all respects, (ii) the Borrower or Guarantor or their Consolidated Subsidiaries shall pay to the Administrative Agent any amounts due pursuant to Section 2.10, and (iii) no Default or Event of Default has occurred and is then continuing or will occur as a result thereof.

     Section 5.21. REIT Status. (i) The Guarantor shall elect status as a self-directed and self-administered real estate investment trust under the Internal Revenue Code as of January 1, 1999, and (ii) at all times thereafter, Guarantor shall (x) maintain its status as a self-directed and self-administered real estate investment trust under the Internal Revenue Code, and (y) remain a publicly traded company listed on the New York Stock Exchange.

     Section 5.22. Affiliate Transactions. The Borrower will not, nor will it permit any Subsidiary to, enter into any transaction with or make any payment to any Affiliates. Notwithstanding the foregoing, the Borrower or any Subsidiary may enter into transactions with Affiliates (other than purchases or sales of real property, or loan transactions) which involve (i) underwriting or placement agent agreements as to which no amounts are payable by the Borrower other than expenses payable to third parties or indemnity obligations, in each case not less favorable to the Borrower or any Subsidiary than those which are generally available in the market, (ii) collective insurance agreements, (iii) investments in Minority Holdings (subject to Section 5.15 hereof), (iv) customary employment and compensation agreements, (v) the Existing Affiliate Agreements, and (vi) any other contract which contains terms that are not less favorable to the Borrower or Guarantor or any of their Subsidiaries than those which are generally available in the market.

     Section 5.23. Leases. (a) Except for the Master Leases and Qualified Development Property Leases, the Borrower shall not, nor shall the Borrower permit any Subsidiary to, enter into any lease, management agreement, or guaranty of either thereof, or option or participation agreements relating to any Unencumbered Asset Pool Property which does not provide for (i) a minimum term of at least twelve (12) years, (ii) a market rate rent, (iii) "triple net" terms with respect to all property related expenses, and (iv) liquidated damages equal to the net present value (discounted at a factor no greater than the Prime
Rate) of the remaining rent thereunder through the stated maturity date (without any stated obligation on the part of the landlord to miti-gate damages) in the event of a termination of the lease, without the prior consent of the Administrative Agent and Documentation Agent, which consent shall be given in such Agents' sole discretion.

          (b) Except as permitted in subsection (c) below, the Borrower shall not, nor shall the Borrower permit any Subsidiary to, amend, modify or supplement any lease of any Unencumbered Asset Pool Properties, including, without limitation, the four (4) leases existing as of the date hereof (each, a "Master Lease") and the Qualified Development Property Leases, management agreement, or guaranty relating to either thereof, where such amendment, modification or supplement (i) substitutes or deletes the description of Real Property Asset(s) subject to such lease or management agreement (other than to add a parcel thereto) which are Unencumbered Asset Pool Properties (provided that Borrower or Guarantor may, and may permit their Subsidiaries to, without the requirement for consent under this Section 5.23(b), exchange, replace or substitute Real Property Assets subject to any lease or management agreement which are Unencumbered Asset Pool Properties, provided, however, that (A) in the case of adding Unencumbered Asset Pool Properties to a lease, such Unencumbered Asset Pool Properties are being transferred from any Vencor Subsidiaries to Borrower and are set forth on Exhibit B hereto, and (B) in all cases other than as set forth in the preceding clause (A), Borrower or such Subsidiary complies with the provisions of Section 3.3 hereof), or (ii) materially adversely affects the provisions for rent or other fees or charges payable thereunder, timing provisions, the term, assignment and subletting provisions, triple net provisions, personal property buy-back provisions, and license transfer provisions, without the prior consent of the Administrative Agent and the Documentation Agent; provided, however that where any of the foregoing restrictions contained in clause (i) above relate to a Master Lease or Qualified Development Property Lease, the prior consent required hereunder shall be that of 100% of the Banks, not to be unreasonably withheld, and provided, further, that where any of the foregoing restrictions contained in clause (ii) above relate to a Master Lease or Qualified Development Property Lease, the prior consent required hereunder shall be that of the Super-Majority Banks, not to be unreasonably withheld. The Borrower shall not, nor permit any party thereto, to terminate any Master Lease covering any Unencumbered Asset Pool Property (including in the case of a default thereunder) without the prior consent of 100% of the Banks. Any deviation from the provisions of this Section 5.23 shall require the consent of the Super-Majority Banks except where such deviation concerns a matter hereunder requiring the consent of 100% of the Banks in which event such deviation shall require the consent of 100% of the Banks.

          (c) Prior to the date of the issuance of commercial mortgage backed securities as contemplated by and more particularly described in the Proxy Statement, Unencumbered Asset Pool Properties with an aggregate value of at least Forty Million Dollars ($40,000,000), as determined by Cushman & Wakefield pursuant to the valuations thereof, dated March 13, 1998, shall be (or shall have been) released from the Master Lease with the underlying Real Property Assets that are subject to the mortgage loans that are so securitized, and the other three Master Leases shall be amended to demise such Real Property Assets, provided, that (i) at least Twenty Million Dollars ($20,000,000) in value, as calculated above, of such Real Property Assets shall consist of nursing home properties, (ii) such Real Property Assets shall be approved by the Administrative Agent and the Documentation Agent, and (iii) the determination of which of such Real Property Assets shall be demised under which of the three (3) Master Leases shall be approved by the Administrative Agent and the Documentation Agent.

          (d) The Borrower shall only enter into a transaction involving the issuance of commercial mortgage backed securities with respect to those Real Property Assets demised under that certain Master Lease identified on Schedule
5.23 hereof and no other Master Lease without the prior consent of 100% of the Banks.

          (e) If the consent of the Borrower, Guarantor or any Vencor Subsidiary is required under either Section 25.1 or Section 22.6 of any Master Lease with respect to any assignment (whether in connection with a foreclosure of a leasehold mortgage, assignment or transfer in lieu thereof, or an assignment by the tenant thereunder, including as a result of a change of control) of such Master Lease or subletting of any portion of the premises demised under such Master Lease, the Borrower shall not consent thereto without the prior consent of 100% of the Banks hereunder, which consent shall not be unreasonably withheld provided that the proposed assignee or sublessee, as applicable, meets the criteria set forth in Section 22.6(b) or Section 25.1.2 of the Master Lease, as applicable.

     Section 5.24. New Subsidiaries. Borrower covenants and agrees that upon the formation of any corporation, partnership or other entity that is a Subsidiary of the Borrower, or upon the acquisition of any stock, partnership or other equity interests in any corporation, partnership or other entity, as applicable, which would render such entity a Subsidiary of the Borrower, which in either case owns or leases Unencumbered Asset Pool Properties or upon the acquisition, or upon the acquisition or leasing by any existing Subsidiary of any Unencumbered Asset Pool Properties (in each case, a "New Subsidiary"), then Borrower shall promptly deliver to the Documentation

Agent (i) a duly executed pledge of Borrower's interest in such New Subsidiary in form substantially similar to the Pledge, but providing for the release of such New Subsidiary from the terms of such pledge in the event such New Subsidiary no longer owns or leases any Unencumbered Asset Pool Properties, (ii) a duly executed guaranty by such Subsidiary in form substantially similar to the Guaranty, (iii) if such New Subsidiary is a corporation, the original stock certificates accompanied by stock powers duly executed in blank, and (iv) an opinion of counsel of the Borrower with respect to the due authorization and execution of the guaranty and the pledge agreement and the creation of a valid, perfected security interest in the Borrower's interest in such New Subsidiary.

     Section 5.25. Borrower's Restructuring. The Borrower and the Guarantor will exercise all reasonable efforts to cause the Vencor Subsidiaries to obtain all necessary governmental and other consents and to be merged or consolidated in accordance with applicable statutory provisions therefor into or with Guarantor and immediately thereafter to transfer all Real Property Assets owned by such entities to the Borrower (or, in the case of leased Real Property Assets, the leases therefor to be assigned to the Borrower) by July 1, 1998, except to the extent that failures to obtain such consents and approvals could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                                  ARTICLE VI

                                   DEFAULTS

     Section 6.1. Events of Default. Each of the following shall constitute an event of default under this Agreement (an "Event of Default"):

          (a) the Borrower shall fail to pay when due any principal of any Loan, or shall fail to reimburse the Fronting Bank for a drawing under a Letter of Credit for which Borrower has, pursuant to Section 2.16(c) hereof, notified the Administrative Agent and the Fronting Bank that it intends to reimburse the Fronting Bank, or the Borrower shall fail to pay within three (3) Domestic Business Days after the same is due any interest on any Loan or any fees or other amounts payable hereunder;

          (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.8 to 5.23, inclusive, subject to any applicable grace periods set forth therein;

          (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to the Borrower by the Administrative Agent;

          (d) any representation, warranty, certification or statement made by the Borrower or the Guarantor in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement, or by the Guarantor in the Guaranty, shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the Borrower, the Guarantor or any Subsidiary of either owning Unencumbered Asset Pool Properties shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Debt or Debt guaranteed by the Borrower, the Guarantor, or any Subsidiary owning Unencumbered Asset Pool Properties (other than the Obligations) individually or in aggregate in an outstanding principal amount in excess of $10,000,000, or with respect to any Secured Debt of any Subsidiary other than one owning Unencumbered Asset Pool Properties in excess of $25,000,000, and such default shall continue beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender) and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or the Borrower or Guarantor shall default in the performance or observance of any obligation or condition with respect to any such Debt or any other event shall occur or condition exist beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender), if in any such case as a result of such default, event or condition, the lender thereof shall accelerate the maturity of any such Debt or shall permit (without any further requirement of notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such Debt and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or any such Debt shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment;

          (f) the Borrower, the Guarantor or any Subsidiary of either that owns any Unencumbered Asset Pool Properties shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it-self or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (g) an involuntary case or other proceeding shall be commenced against the Borrower, the Guarantor or any Subsidiary of either that owns any Unencumbered Asset Pool Properties, seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower, the Guarantor or any Subsidiary of either that owns any Unencumbered Asset Pool Properties, under the federal bankruptcy laws as now or hereafter in effect;

          (h) the Borrower shall default in its obligations under any Loan Document other than this Agreement beyond any applicable notice and grace periods;

          (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA, or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing, or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan, or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated, or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000;

          (j) one or more final nonappealable judgments or decrees in an aggregate amount exceeding Five Million Dollars ($5,000,000) shall be entered by a court or courts of competent jurisdiction against the Borrower or the Guarantor (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing or related to those obligations identified on Schedule 5.8 hereof as to which Vencor, Inc. has assumed liability as primary obligor and as to which it has indemnified the Borrower) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within thirty (30) days (or bonded, vacated or satisfied within thirty (30) after any stay is lifted) or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees;

          (k) any Environmental Claim shall have been asserted against the Borrower or any Environmental Affiliate and the same shall have been found to be accurate, if such Environmental Claim is contested by Borrower or any Environmental Affiliate, (ii) any release, emission, discharge or disposal of any Material of Environmental Concern shall have occurred, and such event is reasonably likely to form the basis of an Environmental Claim against the Borrower or any Environmental Affiliate, or (iii) the Borrower or the Environmental Affiliates shall have failed to obtain any Environmental Approval necessary for the ownership, or operation of its business, property or assets or any such Environmental Approval shall be revoked, terminated, or otherwise cease to be in full force and effect, in the case of clauses (i), (ii) or (iii) above, if the existence of such condition has had or is reasonably likely to have a Material Adverse Effect;

          (l) a Person or an Affiliated group of Persons shall acquire fifteen percent (15%) or more of any class of the voting stock of the Guarantor and the Borrower shall not have repaid the Loans in full, returned any outstanding Letters of Credit and terminated this Agreement within forty-five (45) days after such Person or group of Persons shall have acquired such percentage of such stock;

          (m) the Guarantor shall cease to be the sole general partner of the Borrower or shall cease to own 90% or more of the equity interests in the Borrower;

          (n) an "Event of Default" (as defined in the Pledge) shall occur under the Pledge;

          (o) any representation, warranty, certification or statement made by the Guarantor or any party identified as a guarantor under the Guaranty shall prove to have been incorrect in any material respect when made (or deemed made); and

          (p) at any time, for any reason the Borrower, the Guarantor or any Subsidiary seeks to repudiate its obligations under any Loan Document.

     Section 6.2. Rights and Remedies. Upon the occurrence of any Event of Default described in Sections 6.1(f) or (g), the unpaid principal amount of, and any and all accrued interest on, the Loans and any and all accrued fees and other Obligations hereunder shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower and Guarantor; and upon the occurrence and during the continuance of any other Event of Default, the Documentation Agent may (and, upon the instructions of the Required Banks, shall) exercise any of its rights and remedies hereunder and by written notice to the Borrower, terminate the Tranche B Commitments, declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind other than as provided in the Loan Documents (including, without limitation, valuation and appraisement, diligence, presentment, and notice of intent to demand or accelerate), all of which are hereby expressly waived by the Borrower.

     Section 6.3. Notice of Default. Upon the occurrence of a Default or an Event of Default, the Documentation Agent shall promptly give notice thereof to the Banks and the Swing Lender. If the Documentation Agent shall not already have given any notice to the Borrower under Section 6.1, the Documentation Agent shall give notice to the Borrower under Section 6.1 promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof.

     Section 6.4. Actions in Respect of Letters of Credit. (a) If, at any time and from time to time, any Letter of Credit shall have been issued hereunder and an Event of Default shall have occurred and be continuing, then, upon the occurrence and during the continuation thereof, the Documentation Agent may, whether in addition to the taking by the Documentation Agent of any of the actions described in this Article or otherwise, make a demand upon the Borrower to, and forthwith upon such demand (but in any event within ten (10) days after such demand) the Borrower shall, pay to the Documentation Agent, on behalf of the Banks, in same day funds at the Documentation Agent's office designated in such demand, for deposit in a special cash collateral account (the "Letter of Credit Collateral Account") to be maintained in the name of the Documentation Agent (on behalf of the Banks) and under its sole dominion and control at such place as shall be designated by the Documentation Agent, an amount equal to the amount of the Letter of Credit Usage under the Letters of Credit. Interest shall accrue on the Letter of Credit Collateral Account at a rate equal to the rate on overnight funds.

          (b) The Borrower hereby pledges, assigns and grants to the Documentation Agent, as agent for its benefit and the ratable benefit of the Banks a lien on and a security interest in, the following collateral (the "Letter of Credit Collateral"):

               (i) the Letter of Credit Collateral Account, all cash deposited therein and all certificates and instruments, if any, from time to time representing or evidencing the Letter of Credit Collateral Account;

               (ii) all notes, certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent or the Documentation Agent for or on behalf of the Borrower in substitution for or in respect of any or all of the then existing Letter of Credit Collateral;

               (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Letter of Credit Collateral; and

               (iv) to the extent not covered by the above clauses, all proceeds of any or all of the foregoing Letter of Credit Collateral.

The lien and security interest granted hereby secures the payment of all obligations of the Borrower now or hereafter existing hereunder and under any other Loan Document.

          (c) The Borrower hereby authorizes the Documentation Agent for the ratable benefit of the Banks to apply, from time to time after funds are deposited in the Letter of Credit Collateral Account, funds then held in the Letter of Credit Collateral Account to the payment of any amounts, in such order as the Documentation Agent may elect, as shall have become due and payable by the Borrower to the Banks in respect of the Letters of Credit.

          (d) Neither the Borrower nor any Person claiming or acting on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Letter of Credit Collateral Account, except as provided in Section 6.4(h) hereof.

          (e) The Borrower agrees that it will not (i) sell or otherwise dispose of any interest in the Letter of Credit Collateral or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Letter of Credit Collateral, except for the security interest created by this Section 6.4.

          (f)  If any Event of Default shall have occurred and be continuing:

               (i) The Documentation Agent may, in its sole discretion, without notice to the Borrower except as required by law and at any time from time to time, charge, set off or otherwise apply all or any part of first, (x) amounts previously drawn on any Letter of Credit that have not been reimbursed by the Borrower and (y) any Letter of Credit Usage described in clause (ii) of the definition thereof that are then due and payable and second, any other unpaid Obligations then due and payable against the Letter of Credit Collateral Account or any part thereof, in such order as the Documentation Agent shall elect. The rights of the Documentation Agent under this Section 6.4 are in addition to any rights and remedies which any Bank may have.

               (ii) The Documentation Agent may also exercise, in its sole discretion, in respect of the Letter of Credit Collateral Account, in addition to the other rights and remedies provided herein or otherwise available to it, all the rights and remedies of a secured party upon de-fault under the Uniform Commercial Code in effect in the State of New York at that time.

          (g) The Documentation Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Letter of Credit Collateral if the Letter of Credit Collateral is accorded treatment substantially equal to that which the Documentation Agent accords its own property, it being understood that, assuming such treatment, the Documentation Agent shall not have any responsibility or liability with respect thereto.

          (h) At such time as all Events of Default have been cured or waived in writing, all amounts remaining in the Letter of Credit Collateral Account shall be promptly returned to the Borrower. Absent such cure or written waiver, any surplus of the funds held in the Letter of Credit Collateral Account and remaining after payment in full of all of the Obligations of the Borrower hereunder and under any other Loan Document after the Maturity Date shall be paid to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

                                  ARTICLE VII

                                  THE AGENTS

     Section 7.1. Appointment and Authorization. (a) Each Bank irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

          (b) Each Bank irrevocably appoints and authorizes the Documentation Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Documentation Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

     Section 7.2. Agent and Affiliates. NationsBank and Morgan shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent or Documentation Agent, respectively, and NationsBank and Morgan and their affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any subsidiary or affiliate of the Borrower as if it were not the Administrative Agent or Documentation Agent, respectively, hereunder, and the term "Bank" and "Banks" shall include each of NationsBank and Morgan in their individual capacity.

     Section 7.3. Action by Agents. The obligations of the Agents hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agents shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

     Section 7.4. Consultation with Experts. The Agents may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     Section 7.5. Liability of Agents. Neither the Agents nor any of their affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks or, where required by the terms of this Agreement, all of the Banks, or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agents nor any of their directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in
Article III, except receipt of items required to be delivered to the Agents; or
(iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. The Agents shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it in good faith to be genuine or to be signed by the proper party or parties.

     Section 7.6. Indemnification. Each Bank shall, ratably in accordance with its Commitment (or, if the Commitments have expired, in accordance with such Bank's outstanding Loans), indemnify each Agent, its affiliates and its directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitee's gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement, the other Loan Documents or any action taken or omitted by such indemnitees hereunder.

     Section 7.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agents or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agents or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

     Section 7.8. Successor Agents. The Agents may resign at any time upon thirty (30) days prior written notice by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint successor Agents with the consent of the Borrower provided that no Event of Default shall have occurred and be continuing. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder first accruing or arising after the effective date of such retirement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent.

                                 ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES

     Section 8.1. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar
Borrowing:

          (a) the Administrative Agent is advised by the Reference Bank that deposits in dollars (in the applicable amounts) are not being offered to the Reference Bank in the relevant market for such Interest Period, or

          (b) Banks having 50% or more of the aggregate amount of the affected Loans advise the Administrative Agent that the London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans, or to continue or convert outstanding Loans as or into Euro-Dollar Loans, as the case may be, shall be suspended, and each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two (2) Domestic Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

     Section 8.2. Illegality. If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any existing applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans or to participate in any Letter of Credit issued by the Fronting Bank, or, with respect to the Fronting Bank, to issue any Letter of Credit, and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make or convert Euro-Dollar Loans or to participate in any Letter of Credit issued by the Fronting Bank or, with respect to the Fronting Bank, to issue any Letter of Credit, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

     Section 8.3.   Increased Cost and Reduced Return.

          (a) If, after the date hereof, in the case of any Loan or any obligation to make Loans the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System (but excluding with respect to any Euro-Dollar Loan any such requirement reflected in an applicable Euro-Dollar Reserve Percentage)), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans, its Note, or its obligation to make Euro-Dollar Loans, and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction; provided that Borrower shall not be liable to any Bank in respect of any such increased cost or reduction with respect to any period of time more than three (3) months before Borrower receives the notice required by the first sentence of Section 8.3(c) or more than six months before Borrower receives the relevant certificate referred to in the second sentence of Section 8.3(c).

          (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     Section 8.4.   Taxes.

          (a) Any and all payments by the Borrower to or for the account of any Bank or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Administrative Agent, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (and, if different from the jurisdiction of such Bank's Applicable Lending Office, the jurisdiction of the domicile of its Loans either established by the Bank pursuant to Section 9.12 or determined by the applicable taxing authorities)(all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit or participation therein to any Bank or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.4) such Bank, the Fronting Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.1, the original or a certified copy of a receipt evidencing payment thereof.

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or Letter of Credit or participation therein or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Letter of Credit or participation therein (hereinafter referred to as "Other Taxes").

          (c) The Borrower agrees to indemnify each Bank, the Fronting Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.4) paid by such Bank, the Fronting Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Any payment required under this indemnification shall be made within 15 days from the date such Bank, the Fronting Bank or the Administrative Agent (as the case may be) makes demand therefor.

          (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with (i) Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest under the Loan Documents or certifying that the income receivable pursuant to the Loan Documents is effectively connected with the conduct of a trade or business in the United States or (ii) if such Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, Internal Revenue Service form W-8 or any successor form prescribed by the Internal Revenue Service claiming complete exemption from, or a reduced rate of, withholding tax on payments of interest under the Loan Documents. If the form provided by a Bank at the time such Bank first became a party to this Agreement or at any time thereafter (other than solely by reason of a change in United States law or a change in the terms of any treaty to which the United States is a party after the date hereof) indicates a United States interest withholding tax rate in excess of zero (or would have indicated such a withholding tax rate if such form had been submitted and completed accurately and completely and either was not submitted or was not completed accurately and completely), or if a Bank otherwise is subject to United States interest withholding tax at a rate in excess of zero at any time for any reason (other than solely by reason of a change in United States law or regulation or a change in any treaty to which the United States is a party after the date hereof), withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.4(a). In addition, any amount that otherwise would be considered "Taxes" or "Other Taxes" for purposes of this Section 8.4 shall be excluded therefrom if the Bank either has transferred the domicile of its Loans pursuant to Section 9.12 or changed the Applicable Lending Office with respect to such Loans and such amount would not have been incurred had such transfer or change not been made.

          (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(a) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

          (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.4, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

          (g) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this
Section 8.04 shall survive the payment in full of the principal of and interest on the Loans.

     Section 8.5.   Base Rate Loans Substituted for Affected Euro-Dollar Loans.
(a) If (i) the obligation of any Bank to make, or convert outstanding Loans to, Euro-Dollar Loans has been suspended pursuant to Sections 8.1 or 8.2 or (ii) any Bank has demanded compensation under Section 8.3 or 8.4 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

          (b) If any Bank notifies Borrower that the circumstances giving rise to the notice referred to in paragraph (a) above no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.

     Section 8.6. Substitution of Banks. (a) If any Bank (a "Selling Bank") gives notice pursuant to Section 8.2 that it is unlawful or impossible for such Bank to make, maintain or fund its Euro-Dollar Loans or demands compensation under Section 8.3 or 8.4, Borrower shall have the right, with the assistance of the Documentation Agent and the Administrative Agent, to seek one or more banks or other institutions (collectively, the "Purchasing Banks") willing to purchase the outstanding Loans of the Selling Bank and its participation in any outstanding Letters of Credit and to assume the Selling Bank's Commitment and its participation in any outstanding Letters of Credit on the terms specified in this Section 8.6; provided that any such purchase and assumption by a Purchasing Bank that is not already a Bank shall be subject to the consent of the Administrative Agent and each Fronting Bank (which consents shall not be unreasonably withheld). The Selling Bank shall be obligated to sell its outstanding Loans and its participation in any outstanding Letters of Credit to such Purchasing Bank or Banks (which may include one or more of the Banks) within fifteen (15) days after receiving notice from Borrower requiring it to do so, at an aggregate price equal to the outstanding principal amount thereof plus unpaid interest accrued thereon up to but excluding the date of sale.

          (b) In connection with any such sale, and as a condition thereof, Borrower shall pay to the Selling Bank all facility fees and letter of credit fees accrued for its account hereunder to but excluding the date of such sale, plus, if demanded by the Selling Bank at least two (2) Domestic Business Days prior to such sale, (i) the amount of any compensation which would be due to the Selling Bank under Section 2.13 if Borrower had prepaid the outstanding Euro-Dollar Loans of the Selling Bank on the date of such sale and (ii) any additional compensation accrued for its account under Section 2.13 to but excluding said date.

          (c) Upon any such sale, the Purchasing Bank or Banks shall assume the Selling Bank's Commitment and its participation in any outstanding Letters of Credit, and the Selling Bank shall be released from its obligations hereunder to a corresponding extent. The Selling Bank, as assignor, such Purchasing Bank, as assignee, the Administrative Agent and each Fronting Bank shall enter into an appropriate assignment and assumption agreement, whereupon (x) if such Purchasing Bank is already one of the Banks, its Commitment shall be increased by an amount equal to its ratable share of the Selling Bank's Commitment and its participations in the outstanding Letters of Credit shall be increased by its ratable share of the Selling Bank's participations therein or (y) if such Purchasing Bank is not already one of the Banks, it shall become a Bank party to this Agreement, shall be deemed to be an Assignee hereunder and shall have all the rights and obligations of a Bank with a Commitment equal to its ratable share of the Selling Bank's Commitment and with a participation in the outstanding Letters of Credit equal to its ratable share of the Selling Bank's participation in such Letters of Credit.

          (d) Upon the consummation of any sale pursuant to this Section 8.6, the Selling Bank, the Administrative Agent and Borrower shall make appropriate arrangements so that, if required, each Purchasing Bank receives new Notes complying with the provisions of Section 2.5 hereof.

                                  ARTICLE IX

                                 MISCELLANEOUS

     Section 9.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Administrative Agent, at its address or telecopy number set forth on the signature pages hereof, together with copies thereof, in the case of the Borrower, to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004; Attention: Erik Lindauer, Esq.; Telephone: (212) 558-3548,
Telecopy: (212) 58-3588, and in the case of the Administrative Agent, to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, Attention: Martha Feltenstein, Esq., Telephone: (212) 735-2272, Telecopy:
(212) 735-2000, (y) in the case of any Bank, at its address or telecopy number set forth on the signature pages hereof or in its Administrative Questionnaire or (z) in the case of any party, such other address or telecopy number as such party may hereafter specify for the purpose by notice to the Administrative Agent, the Banks and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article VIII shall not be effective until received.

     Section 9.2 No Waivers. No failure or delay by the Administrative Agent, Documentation Agent or any Bank in exercising any right, power or privilege here-under or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 9.3.   Expenses; Indemnification.

          (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Administrative Agent and the Documentation Agent (including, without limitation, reasonable fees and disbursements of special counsel Skadden, Arps, Slate, Meagher & Flom LLP), in connection with the preparation and administration of this Agreement, the Loan Documents and the documents and instruments referred to therein, the syndication of the Loans, any waiver or consent hereunder or any amendment or modification hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent, the Documentation Agent and each Bank, including, without limitation, reasonable fees and disbursements of counsel (including, without limitation, the allocated costs and expenses of internal counsel) for the Administrative Agent and the Documentation Agent, in connection with the enforcement (including any "workout") of the Loan Documents and the instruments referred to therein and such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

          (b) The Borrower agrees to indemnify the Administrative Agent, the Documentation Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel and settlements and settlement costs, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan Documents or the execution, delivery or performance of any Loan Document (including, without limitation, the Borrower's actual or proposed use of proceeds of the Loans, whether or not in compliance with the provisions hereof), (ii) any violation by the Borrower or the Environmental Affiliates of any applicable Environmental Law, (iii) any Environmental Claim aris-ing out of the management, use, control, ownership or operation of property or assets by the Borrower or any of the Environmental Affiliates, including, without limitation, all on-site and off-site activities involving Material of Environmental Concern, (iv) the breach of any environmental representation or warranty set forth herein, (v) the grant to the Administrative Agent, the Documentation Agent and the Banks of any Lien in any property or assets of the Borrower or any stock or other equity interest in the Borrower, and (vi) the exercise by the Administrative Agent, the Documentation Agent and the Banks of their rights and remedies (including, without limitation, foreclosure) under any agreements creating any such Lien (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred solely by reason of (i) the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction or (ii) any investigative, administrative or judicial proceeding imposed or asserted against any Indemnitee by any bank regulatory agency or by any equity holder of such Indemnitee). The Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

          (c) The Borrower shall pay, and hold the Administrative Agent, the Documentation Agent and each of the Banks harmless from and against, any and all present and future U.S. stamp, recording, transfer and other similar foreclosure related taxes with respect to the foregoing matters and hold the Administrative Agent, the Documentation Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes.

     Section 9.4. Sharing of Set-Offs. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final), other than deposits held for the benefit of third parties, and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations of the Borrower then due and payable to such Bank under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations purchased by such Bank. Each

Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it or Letter of Credit participated in by it, or, in the case of the Fronting Bank, Letter of Credit issued by it, which is greater than the proportion received by any other Bank or Letter of Credit issued or participated in by such other Bank, in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks or Letter of Credit issued or participated in by such other Bank, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks or Letter of Credit issued or participate din by such other Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes or the Letters of Credit. The Borrower agrees, to the fullest extent that it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

     Section 9.5. Amendments and Waivers. Any provision of this Agreement (including any of the financial covenants given by the Borrower pursuant to Section 5.8), the Notes, the Letters of Credit or other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that if such amendment or waiver affects only the Banks of any single tranche, then only the Required Banks within that tranche shall be required to sign such amendment or waiver; provided, further that no such amendment or waiver shall (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, without the prior written consent of each Bank affected thereby, (ii) reduce the principal of or rate of interest on any Loan or any fees specified herein without the prior written consent of each Bank affected thereby, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, without the prior written consent of each Bank affected thereby, (iv) increase any of the Tranche A Loan Amount, the Tranche B Loan Amount, the

Tranche C Loan Amount or the Tranche D Loan Amount unless signed by all the Banks in the affected tranche, (v) release the Guarantor or any Subsidiary a party to the Guaranty from its obligations under the Guaranty or otherwise release any other collateral unless signed by all the Banks, (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks which shall be required for the Banks or any of them to take any action under this Section or any other provisions of this Agreement, (vii) amend or modify the provisions of Section 5.23 hereof or this
Section 9.5, or (viii) amend the definition of "Required Banks" or "Super-Majority Banks", unless signed by all the Banks. In addition, no such amendment or waiver shall, unless signed by the Swing Lender and each other Bank affected thereby, increase the Swing Loan Commitment, postpone the date fixed for the termination of the Swing Loan Commitment or otherwise affect any of its rights or obligations hereunder relating to the Swing Loan Commitment or the Swing Loans.

     Section 9.6.   Successors and Assigns.

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement or the other Loan Documents without the prior written consent of all Banks. Any purported or attempted assignment or transfer in contravention of the preceding sentence shall be null and void.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii) or (iv) of Section 9.5 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all (in the case of each Assignee, equivalent to an initial Commitment of not less than Five Million Dollars ($5,000,000) or such lesser amount as shall equal any Bank's entire Commitment), of its rights and obligations under this Agreement as they relate to any one or more tranches, the Notes and the other Loan Documents, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit D attached hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Documentation Agent and the Administrative Agent, which consent shall not be unreasonably withheld, and, provided no Event of Default shall have occurred and be continuing, the Borrower, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, however, no consent shall be required in connection with any assignment of rights and obligations hereunder as they relate to any one or more tranches to a Person that is already a Bank hereunder, to an affiliate of the assignor. Upon execution, delivery and recordation in the Register of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment relating to the tranche under which Assignee's Commitment was assigned as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder as they relate to the assigned tranche to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note or Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4.

          (d) The Administrative Agent (acting, for this purpose only, as agent for the Borrower) shall maintain at its address at which notices are to be given to it pursuant to the terms of Section 9.1 hereof a copy of each instrument of assignment delivered to it pursuant to subsection (c) of this Section and a register for the recordation of the names and addresses of the Banks, their respective Commitments and principal amounts of their respective Loans outstanding from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Guarantor, the Agents and the Banks may treat each person whose name is recorded in the Register as a Bank for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

          (e) Any Bank may at any time assign all or any portion of its Loans or its Note as security to a Federal Reserve Bank. Any Tranche C Bank or Tranche D Bank may pledge any of its Tranche C Loans or Tranche D Loans, as applicable, or its Note to any trustee with respect to a pool of collateralized loan obligations which includes such Tranche C Loans or Tranche D Loans; provided that any foreclosure or similar action by such trustee shall be subject to the provisions of this Section concerning assignments and shall be void unless it complies with such provisions. No such assignment or pledge shall release the transferor Bank from its obligations hereunder.

          (f) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note and the Letter(s) of Credit participated in by such Bank or, in the case of the Fronting Bank, issued by it, to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (g) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     Section 9.7.   Governing Law; Submission to Jurisdiction.

          (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

          (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth below. The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Administrative Agent, any Bank or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

     Section 9.8. Marshaling; Recapture. Neither the Administrative Agent nor any Bank shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent any Bank receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Bank as of the date such initial payment, reduction or satisfaction occurred.

     Section 9.9. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Documentation Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Documentation Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     Section 9.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 9.11. Survival. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder.

     Section 9.12. Domicile of Loans. Subject to the provisions of Article VIII, each Bank may transfer and carry its Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of such Bank.

     Section 9.13. Limitation of Liability. No claim may be made by the Borrower or any other Person against the Administrative Agent, the Documentation Agent or any Bank or the affiliates, directors, officers, employees, attorneys or agent of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section 9.14.  Confidentiality   Each Bank agrees to keep the information
contained herein and any other non-public information delivered or made available by Borrower to it confidential and to use such information only for the purpose of evaluating, approving, structuring and administering the Loans and Letters of Credit; provided that nothing herein shall prevent any Bank from disclosing such information (i) to persons employed or retained by such Bank who are engaged or expected to be engaged in evaluating, approving, structuring or administering the Loans and Letters of Credit, (ii) to any other person if reasonably incidental to the administration of the Loans or Letters of Credit,(iii) to any other Bank, (iv) pursuant to any subpoena or express direction of any court or other authorized government agency or as otherwise required by law, (v) upon the request or demand of any bank regulatory agency, bank examiner or comparable authority, (vi) which has theretofore been publicly disclosed or is otherwise available to such Bank on a non-confidential basis from a source that is not, to its knowledge, subject to a confidentiality agreement with Borrower, (vii) in connection with any litigation to which any Bank or its subsidiaries or Parent may be a party, (viii) to the extent necessary in connection with the exercise of any remedy hereunder, (ix) to such Bank's affiliates, legal counsel and independent auditors and (x) to any actual or proposed Participant or Assignee that has signed a written agreement containing provisions substantially similar to this Section 9.14. Any Bank that discloses confidential information to other Persons as contemplated by clause
(i), (ii) or (ix) of the foregoing proviso shall inform such other Persons of the confidential nature of such information and shall instruct them to keep such information confidential (except for disclosures permitted by the foregoing proviso). Before any Bank discloses confidential information pursuant to clause
(iv) or (vii) of the foregoing proviso, such Bank shall use its best efforts , to the extent permitted by law, to advise Borrower of such proposed disclosure so that Borrower may, in its discretion, and at its sole expense, seek an appropriate protective order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   VENTAS REALTY, LIMITED
                                   PARTNERSHIP, a Delaware limited partnership

                                   By:  Ventas, Inc., a Delaware corporation,
                                        its general partner


                                   By:  /s/ Thomas T. Ladt
                                        ----------------------------------------
                                        Name: Thomas T. Ladt
                                        Title: President



Commitments

$[specify Tranches]                MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK, as a Bank and as
                                        Documentation Agent


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

Tranche A: $30,000,000             NATIONSBANK, N.A., as a Bank,
Tranche B: $18,750,000             Administrative Agent, and as
Tranche C: $15,000,000             Swing Lender
Tranche D: $258,125,000.00

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        Domestic and Euro-Currency Lending
                                        Office:
                                        NationsBank, N.A.
                                        101 North Tryon Street
                                        NC1-001-15-04
                                        Charlotte, NC  28255
                                        Attention: Carol Lindsay
                                        Telephone number: (704) 386-9372
                                        Telecopy number: (704) 386-9923

                                  EXHIBIT A-1

                               TRANCHE ___ NOTE


$______________    New York, New York

                                                   _________, 19__


          For value received, VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower") promises to pay to the order of _______________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Administrative Agent under the Credit Agreement (as defined below).

          All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This Note is one of the Notes referred to in the Credit Agreement, dated as of April __, 1998, among the Borrower, the Banks party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent, NationsBank, N.A., as Administrative Agent, the Senior Managing Agents identified therein, the Managing Agents identified therein, and the Co-Agents identified therein (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                         VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

                         By:  Ventas, Inc., its general partner

                              By:  _____________________
                                    Name:
                                    Title:

                        LOANS AND PAYMENTS OF PRINCIPAL


______________________________________________________________________________

                                          Amount of
                Amount of     Type of     Principal     Maturity     Notation
Date              Loan         Loan        Repaid         Date       Made By

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

                                  EXHIBIT A-1

                                  SWING NOTE


$______________   New York, New York

                                                   _________, 19__


          For value received, VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower") promises to pay to the order of NATIONSBANK, N.A. (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Administrative Agent under the Credit Agreement (as defined below).

          All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This Note is one of the Notes referred to in the Credit Agreement, dated as of April __, 1998, among the Borrower, the Banks party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent, NationsBank, N.A., as Administrative Agent, the Senior Managing Agents identified therein, the Managing Agents identified therein, and the Co-Agents identified therein (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the

Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                  VENTAS REALTY, LIMITED PARTNERSHIP,
                                  a Delaware limited partnership

                                  By:  Ventas, Inc., its general partner

                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:

                        LOANS AND PAYMENTS OF PRINCIPAL


______________________________________________________________________________

                                        Amount of
              Amount of     Type of     Principal     Maturity     Notation
Date            Loan         Loan        Repaid         Date       Made By

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
EXHIBIT B TO CREDIT AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
UNENCUMBERED PROPERTY-NURSING HOMES
------------------------------------------------------------------------------------------------------------------------------------
FAC.        FACILITY
------------------------------------------------------------------------------------------------------------------------------------
NO.           NAME                                     ADDRESS                              CITY               STATE         ZIP
------------------------------------------------------------------------------------------------------------------------------------
111  Rolling Hills Health Care Center             36255 St. Joseph Road                   New Albany             IN         47150
------------------------------------------------------------------------------------------------------------------------------------
112  Royal Oaks Healthcare & Rehab Ctr.           3500 Maple Avenue                       Terre Haute            IN         47804
------------------------------------------------------------------------------------------------------------------------------------
113  Southwood Health & Rehab Center              2222 Margaret Avenue                    Terre Haute            IN         47802
------------------------------------------------------------------------------------------------------------------------------------
114  Arden Rehabilitation & Healthcare Ctr.       16357 Aurora Avenue North               Seattle                WA         98133
------------------------------------------------------------------------------------------------------------------------------------
116  Pettigrew Rehab. & Healthcare Ctr.           1515 West Pettigrew Street              Durham                 NC         27705
------------------------------------------------------------------------------------------------------------------------------------
117  East Manor Medical Care Center               1524 East Avenue South                  Sarasota               FL         34239
------------------------------------------------------------------------------------------------------------------------------------
124  Healthcare & Rehab Ctr of Sanford            950 Mellonville Avenue                  Sanford                FL         32771
------------------------------------------------------------------------------------------------------------------------------------
125  Titusville Rehab. & Nursing Center           1705 Jess Parrish Court                 Titusville             FL         32796
------------------------------------------------------------------------------------------------------------------------------------
127  Northwest Continuum Care Center              128 Beacon Hill Drive                   Longview               WA         98632
------------------------------------------------------------------------------------------------------------------------------------
132  Madison Healthcare & Rehab Center            431 Larkin Springs Road                 Madison                TN         37115
------------------------------------------------------------------------------------------------------------------------------------
136  LaSalle Healthcare Center                    411 South LaSalle Street                Durham                 NC         27705
------------------------------------------------------------------------------------------------------------------------------------
137  Sunnybrook Alzheimer's & HC Spec.            25 Sunnybrook Road                      Raleigh                NC         27610
------------------------------------------------------------------------------------------------------------------------------------
138  Blue Ridge Rehab. & Healthcare Ctr.          91 Victoria Road                        Asheville              NC         28801
------------------------------------------------------------------------------------------------------------------------------------
140  Wasatch Care Center                          3430 Harrison Boulevard                 Ogden                  UT         84403
------------------------------------------------------------------------------------------------------------------------------------
143  Raleigh Rehab. & Healthcare Center           616 Wade Avenue                         Raleigh                NC         27605
------------------------------------------------------------------------------------------------------------------------------------
146  Rose Manor Health Care Center                4230 North Roxboro Road                 Durham                 NC         27704
------------------------------------------------------------------------------------------------------------------------------------
150  Nob Hill Healthcare Center                   1359 Pine Street                        San Francisco          CA         94109
------------------------------------------------------------------------------------------------------------------------------------
155  Savannah Rehab. & Nursing Center             815 East 63rd Street                    Savannah               GA         31405
------------------------------------------------------------------------------------------------------------------------------------
158  Bellingham Health Care & Rehab Svc           1200 Birchwood Avenue                   Bellingham             WA         98225
------------------------------------------------------------------------------------------------------------------------------------
165  Rainier Vista Care Center                    920 12th Ave., S.E.                     Puyallup               WA         98372
------------------------------------------------------------------------------------------------------------------------------------
167  Canyonwood Nursing & Rehab. Ctr.             2120 Benton Drive                       Redding                CA         96003
------------------------------------------------------------------------------------------------------------------------------------
168  Lakewood Healthcare Center                   11411 Bridgeport Way S.W.               Lakewood               WA         98499
------------------------------------------------------------------------------------------------------------------------------------
180  Vencor of Vancouver HC & Rehab               400 East 33rd Street                    Vancouver              WA         98663
------------------------------------------------------------------------------------------------------------------------------------
182  Cordova Rehab. & Nursing Center              955 Germantown Parkway                  Cordova                TN         38018
------------------------------------------------------------------------------------------------------------------------------------
185  Heritage Health & Rehab. Center              3605 Y Street                           Vancouver              WA         98663
------------------------------------------------------------------------------------------------------------------------------------
188  Cypress Pointe Rehab & HC Center             2006 South 16th Street                  Wilmington             NC         28401
------------------------------------------------------------------------------------------------------------------------------------
190  Winston-Salem Rehab & HC Center              1900 West First Street                  Winston-Salem          NC         27104
------------------------------------------------------------------------------------------------------------------------------------
191  Silas Creek Manor                            3350 Silas Creek Parkway                Winston-Salem          NC         27103
------------------------------------------------------------------------------------------------------------------------------------
209  Valley View Health Care Center               333 West Mishawaka Road                 Elkhart                IN         46517
------------------------------------------------------------------------------------------------------------------------------------
210  Californian Care Center                      2211 Mt. Vernon Avenue                  Bakersfield            CA         93306
------------------------------------------------------------------------------------------------------------------------------------
213  Wildwood Healthcare Center                   7301 East 16th Street                   Indianapolis           IN         46219
------------------------------------------------------------------------------------------------------------------------------------
216  Hillcrest Rehab. Care Center                 1001 S. Hilton                          Boise                  ID         83705
------------------------------------------------------------------------------------------------------------------------------------
218  Cascade Care Center                          2814 S. Indiana Avenue South            Caldwell               ID         83605
------------------------------------------------------------------------------------------------------------------------------------
219  Emmett Rehabilitation and Healthcare         714 North Butte Avenue                  Emmett                 ID         83617
------------------------------------------------------------------------------------------------------------------------------------
221  Lewiston Rehabilitation and Care Center      3315 8th Street                         Lewiston               ID         83501
------------------------------------------------------------------------------------------------------------------------------------
222  Nampa Care Center                            404 Horton                              Nampa                  ID         83651
------------------------------------------------------------------------------------------------------------------------------------
223  Weiser Rehabilitation and Care Center        331 East Park                           Weiser                 ID         83672
------------------------------------------------------------------------------------------------------------------------------------
225  Moscow Care Center                           420 Rowe Road                           Moscow                 ID         83843
------------------------------------------------------------------------------------------------------------------------------------
230  Crossland Rehab. & Health Care Center        575 East 11000 South                    Sandy                  UT         84070
------------------------------------------------------------------------------------------------------------------------------------
245  Bay Pointe Nursing Pavilion                  4201 31st Street South                  St. Petersburg         FL         33712
------------------------------------------------------------------------------------------------------------------------------------
247  St. George Care and Rehab. Center            1032 East 100th South                   St. George             UT         84770
------------------------------------------------------------------------------------------------------------------------------------
268  Colonial Oaks Rehab. Ctr-Ft. Myers           3250 Winkler Avenue Exten               Ft. Myers              FL         33916
------------------------------------------------------------------------------------------------------------------------------------
269  Meadowvale Health & Rehab. Center            1529 West Lancaster Street              Bluffton               IN         46714
------------------------------------------------------------------------------------------------------------------------------------
277  Rosewood Health Care Center                  550 High Street                         Bowling Green          KY         42101
------------------------------------------------------------------------------------------------------------------------------------
278  Oakview Nursing & Rehab. Center              10456 U.S. Highway 62                   Calvert City           KY         42029
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FAC.         FACILITY
------------------------------------------------------------------------------------------------------------------------------------
NO.           NAME                                     ADDRESS                              CITY               STATE         ZIP
------------------------------------------------------------------------------------------------------------------------------------
279  Cedars of Lebanon Nursing Center             337 South Harrison Street               Lebanon                KY         40033
------------------------------------------------------------------------------------------------------------------------------------
280  Winchester Centre for Health/Rehab.          200 Glenway Road                        Winchester             KY         40391
------------------------------------------------------------------------------------------------------------------------------------
281  Riverside Manor Health Care                  Highway 136 - Box 39                    Calhoun                KY         42327
------------------------------------------------------------------------------------------------------------------------------------
282  Maple Manor Healthcare Center                515 Greene Drive                        Greenville             KY         42345
------------------------------------------------------------------------------------------------------------------------------------
286  Columbia Healthcare Facility                 621 West Columbia Street                Evansville             IN         47710
------------------------------------------------------------------------------------------------------------------------------------
289  San Luis Medical & Rehab Center              2305 San Luis Place                     Green Bay              WI         54204
------------------------------------------------------------------------------------------------------------------------------------
290  Bremen Health Care Center                    316 Woodies Lane                        Bremen                 IN         46506
------------------------------------------------------------------------------------------------------------------------------------
294  Windsor Estates Health & Rehab. Ctr.         429 West Lincoln Road                   Kokomo                 IN         46902
------------------------------------------------------------------------------------------------------------------------------------
297  Marigarde-Sylvania Nursing Home                                                      Toledo                 OH
------------------------------------------------------------------------------------------------------------------------------------
     (Owned facility leased to third party)
------------------------------------------------------------------------------------------------------------------------------------
302  Birchwood Care Center                                                                Marne                  MI
------------------------------------------------------------------------------------------------------------------------------------
     (Owned facility leased to third party)
------------------------------------------------------------------------------------------------------------------------------------
307  Lincoln Nursing Center                       1410 East Gaston Street                 Lincolnton             NC         28092
------------------------------------------------------------------------------------------------------------------------------------
     (Improvements owned under ground lease)
------------------------------------------------------------------------------------------------------------------------------------
320  Magnolia Gardens Care Center                 1609 Trousdale Drive                    Burlingame             CA         94010
------------------------------------------------------------------------------------------------------------------------------------
327  Laurel Ridge Rehab. & Nursing Center         174 Forrest Hill Street                 Jamaica Plain          MA         02130
------------------------------------------------------------------------------------------------------------------------------------
335  Lawton Healthcare Center                     1575 - 7th Avenue                       San Francisco          CA         94122
------------------------------------------------------------------------------------------------------------------------------------
350  Valley Gardens Healthcare & Rehab.           1517 East Knickerbocker Drive           Stockton               CA         95210
------------------------------------------------------------------------------------------------------------------------------------
372  Carrollwood Care Center                      15002 Hutchinson Road                   Tampa                  FL         33625
------------------------------------------------------------------------------------------------------------------------------------
406  Muncie Health Care & Rehab.                  4301 North Walnut                       Muncie                 IN         47305
------------------------------------------------------------------------------------------------------------------------------------
407  Parkwood Health Care Center                  1001 North Grant Street                 Lebanon                IN         46052
------------------------------------------------------------------------------------------------------------------------------------
409  Mountain Valley Care and Rehab.              601 West Cameron Avenue                 Kellogg                ID         83837
------------------------------------------------------------------------------------------------------------------------------------
411  Alta Vista Healthcare Center                 9020 Garfield Avenue                    Riverside              CA         92503
------------------------------------------------------------------------------------------------------------------------------------
416  Park Place Health Care Center                1500 32nd Street South                  Great Falls            MT         59403
------------------------------------------------------------------------------------------------------------------------------------
420  Maywood Acres Healthcare Center              2641 South C. Street                    Oxnard                 CA         93033
------------------------------------------------------------------------------------------------------------------------------------
433  Parkview Acres Care & Rehab Center           200 Oregon Street                       Dillon                 MT         59725
------------------------------------------------------------------------------------------------------------------------------------
436  Valley Healthcare & Rehab. Center            5545 East Lee Street                    Tucson                 AZ         85712
------------------------------------------------------------------------------------------------------------------------------------
441  Mountain Towers Healthcare & Rehab.          3128 Boxeider Drive                     Cheyenne               WY         82001
------------------------------------------------------------------------------------------------------------------------------------
452  Sunnyside Care Center                        4515 Sunnyside Road, S.E.               Salem                  OR         97302
------------------------------------------------------------------------------------------------------------------------------------
453  Medford Rehab. & Healthcare Center           625 Stevens Street                      Medford                OR         97504
------------------------------------------------------------------------------------------------------------------------------------
461  Edmonds Rehab. & Healthcare Center           21008 76th Avenue West                  Edmonds                WA         98026
------------------------------------------------------------------------------------------------------------------------------------
462  Queen Anne Healthcare                        2717 Dexter Avenue North                Seattle                WA         98109
------------------------------------------------------------------------------------------------------------------------------------
481  South Central Wyoming Healthcare & Rehab     542 - 16th Street                       Rawlins                WY         82301
------------------------------------------------------------------------------------------------------------------------------------
482  Wind River Healthcare & Rehab. Center        1002 Forest Drive                       Riverton               WY         82501
------------------------------------------------------------------------------------------------------------------------------------
483  Sage View Care Center                        1325 Sage Street                        Rock Springs           WY         82901
------------------------------------------------------------------------------------------------------------------------------------
501  Blue Hills Alzheimer's Care Center           1044 Park Street                        Stoughton              MA         02072
------------------------------------------------------------------------------------------------------------------------------------
503  Brigham Manor Nursing & Rehab. Center        77 High Street                          Newburyport            MA         01950
------------------------------------------------------------------------------------------------------------------------------------
506  Presentation Nursing & Rehab. Center         10 Bellamy Street                       Brighton               MA         02135
------------------------------------------------------------------------------------------------------------------------------------
507  Country Manor Rehab. & Nursing Center        180 Low Street                          Newburyport            MA         01950
------------------------------------------------------------------------------------------------------------------------------------
508  Crawford Skilled Nursing & Rehab. Center     273 Oak Grove Avenue                    Fall River             MA         02723
------------------------------------------------------------------------------------------------------------------------------------
513  Hallmark Nursing & Rehab. Center             1123 Rockdale Avenue                    New Bedord             MA         02740
------------------------------------------------------------------------------------------------------------------------------------
514  Sachem Nursing & Rehab. Center               66 Central Street                       East Bridgewater       MA         02333
------------------------------------------------------------------------------------------------------------------------------------
516  Hammersmith House Nursing Care Center        73 Chestnut Street                      Saugus                 MA         01906
------------------------------------------------------------------------------------------------------------------------------------
517  Oakwood Rehab. & Nursing Center              11 Pontiac Avenue                       Webster                MA         01570
------------------------------------------------------------------------------------------------------------------------------------
518  Timberlyn Heights Nursing & Alz. Center      320 Maple Avenue                        Great Barrington       MA         01230
------------------------------------------------------------------------------------------------------------------------------------
523  Star of David Nursing & Rehab/Alz Center     1100 VFW Parkway                        West Roxbury           MA         02132
------------------------------------------------------------------------------------------------------------------------------------
525  La Veta Healthcare Center                    920 West La Veta                        Orange                 CA         92868
------------------------------------------------------------------------------------------------------------------------------------
     (improvements owned under ground lease)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FAC.        FACILITY
------------------------------------------------------------------------------------------------------------------------------------
NO.           NAME                                     ADDRESS                              CITY               STATE         ZIP
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
526  Brittany Healthcare Center                   168 West Central Street                 Natick                 MA         01760
------------------------------------------------------------------------------------------------------------------------------------
527  Briarwood Health Care Nursing Center         150 Lincoln Street                      Needham                MA         02192
------------------------------------------------------------------------------------------------------------------------------------
528  Westridge Healthcare Center                  121 Northboro Road                      Marlborough            MA         01752
------------------------------------------------------------------------------------------------------------------------------------
529  Bolton Manor Nursing Home                    400 Bolton Street                       Marborough             MA         07152
------------------------------------------------------------------------------------------------------------------------------------
532  Hillcrest Nursing Home                       94 Summer Street                        Fitchburg              MA         01420
------------------------------------------------------------------------------------------------------------------------------------
534  Country Gardens Sk. Nursing & Rehab.         2045 Grand Army Highway                 Swansea                MA         02777
------------------------------------------------------------------------------------------------------------------------------------
537  Qunicy Rehab. & Nursing Center               11 McGrath Highway                      Quincy                 MA         02169
------------------------------------------------------------------------------------------------------------------------------------
538  West Roxbury Manor                           5060 Washington Street                  West Roxbury           MA         02132
------------------------------------------------------------------------------------------------------------------------------------
539  Newton and Wellesley Alzheimer Center        694 Worcester Street                    Wellesley              MA         02181
------------------------------------------------------------------------------------------------------------------------------------
542  Den-Mar Rehab. & Nursing Center              44 South Street                         Rockport               MA         01966
------------------------------------------------------------------------------------------------------------------------------------
     (improvements owned under ground lease)
------------------------------------------------------------------------------------------------------------------------------------
544  Augusta Rehabilitation Center                187 Eastern Avenue                      Augusta                ME         04330
------------------------------------------------------------------------------------------------------------------------------------
545  Eastside Rehab. and Living Center            516 Mount Hope Avenue                   Bangor                 ME         04401
------------------------------------------------------------------------------------------------------------------------------------
546  Winship Green Nursing Center                 51 Winship Street                       Bath                   ME         04530
------------------------------------------------------------------------------------------------------------------------------------
547  Brewer Rehabilitation & Living Center        74 Parkway South                        Brewer                 ME         04412
------------------------------------------------------------------------------------------------------------------------------------
549  Kennebunk Nursing Center                     158 Ross Road                           Kennebunk              ME         04043
------------------------------------------------------------------------------------------------------------------------------------
550  Norway Rehabilitation & Living Center        24 Marion Avenue                        Norway                 ME         04268
------------------------------------------------------------------------------------------------------------------------------------
552  Shore Village Rehab. & Nursing Center        201 Camden Street                       Rockland               ME         04841
------------------------------------------------------------------------------------------------------------------------------------
554  Westgate Manor                               750 Union Street                        Bangor                 ME         04401
------------------------------------------------------------------------------------------------------------------------------------
555  Brentwood Rehab. & Nursing Center            122 Portland Street                     Yarmouth               ME         04096
------------------------------------------------------------------------------------------------------------------------------------
558  Fieldcrest Manor Nursing Home                126 Depot Street                        Waldoboro              ME         04572
------------------------------------------------------------------------------------------------------------------------------------
559  Birchwood Terrace Healthcare                 43 Starr Farm Road                      Burlington             VT         05401
------------------------------------------------------------------------------------------------------------------------------------
     (Improvements owned under ground lease)
------------------------------------------------------------------------------------------------------------------------------------
560  Franklin Woods Health Care Center            2770 Clime Road                         Columbus               OH         42332
------------------------------------------------------------------------------------------------------------------------------------
562  Andrew House Healthcare                      66 Clinic Drive                         New Britain            CT         06051
------------------------------------------------------------------------------------------------------------------------------------
563  Camelot Nursing & Rehab. Center              89 Viets Street                         New London             CT         06320
------------------------------------------------------------------------------------------------------------------------------------
565  Hamilton Rehab. & Healthcare Center          50 Palmer Street                        Norwich                CT         06360
------------------------------------------------------------------------------------------------------------------------------------
566  Windsor Rehab. & Healthcare Center           581 Poquonock Avenue                    Windsor                CT         06095
------------------------------------------------------------------------------------------------------------------------------------
567  Nutmeg Pavilion Healthcare                   78 Viets Street Extension               New London             CT         06320
------------------------------------------------------------------------------------------------------------------------------------
568  Parkway Pavilion Healthcare                  1157 Enfield Street                     Enfield                CT         06082
------------------------------------------------------------------------------------------------------------------------------------
569  Chillicothe Nursing & Rehab. Center          60 Marietta Road                        Chillecothe            OH         45601
------------------------------------------------------------------------------------------------------------------------------------
570  Pickerington Nursing & Rehab. Center         1300 Hill Road North                    Pickerington           OH         43147
------------------------------------------------------------------------------------------------------------------------------------
571  Logan Health Care Center                     300 Arlington Avenue                    Logan                  OH         43138
------------------------------------------------------------------------------------------------------------------------------------
572  Winchester Place Nsg. & Rehab. Center        36 Lehman Drive                         Canal Winchester       OH         43110
------------------------------------------------------------------------------------------------------------------------------------
573  Eagle Pond Rehab. & Living Center            One Love Lane                           South Dennis           MA         02660
------------------------------------------------------------------------------------------------------------------------------------
577  Minerva Park Nursing & Rehab. Center         5460 Cleveland Avenue                   Columbus               OH         43231
------------------------------------------------------------------------------------------------------------------------------------
578  West Lafayette Rehab & Nursing Center        620 East Main Street                    West Lafayette         OH         43845
------------------------------------------------------------------------------------------------------------------------------------
581  Blueberry Hill Healthcare                    75 Brimbal Avenue                       Beverly                MA         01915
------------------------------------------------------------------------------------------------------------------------------------
582  Colony House Nursing & Rehab. Center         277 Washington Street                   Abington               MA         02351
------------------------------------------------------------------------------------------------------------------------------------
583  Embassy House Sk. Nursing & Rehab.           2 Beaumont Avenue                       Brockton               MA         02402
------------------------------------------------------------------------------------------------------------------------------------
584  Franklin Sk. Nursing & Rehab. Center         130 Chestnut Street                     Franklin               MA         02038
------------------------------------------------------------------------------------------------------------------------------------
585  Great Barrington Rehab. & Nursing Ctr.       148 Maple Avenue                        Great Barrington       MA         01230
------------------------------------------------------------------------------------------------------------------------------------
587  River Terrace                                1675 Main Street                        Lancaster              MA         01523
------------------------------------------------------------------------------------------------------------------------------------
588  Walden Rehab. & Nursing Center               785 Main Street                         Concord                MA         01742
------------------------------------------------------------------------------------------------------------------------------------
591  Dover Rehab. & Living Center                 307 Plaza Drive                         Dover                  NH         03820
------------------------------------------------------------------------------------------------------------------------------------
592  Greenbriar Terrace Healthcare                55 Harris Road                          Nashua                 NH         03062
------------------------------------------------------------------------------------------------------------------------------------
     (Improvements owned under ground lease)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FAC.         FACILITY
------------------------------------------------------------------------------------------------------------------------------------
NO.           NAME                                     ADDRESS                              CITY               STATE         ZIP
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
593  Hanover Terrace Healthcare                   53 Lyme Road                            Hanover                NH         03755
------------------------------------------------------------------------------------------------------------------------------------
634  Cambridge Health & Rehab. Center             1471 Wills Creek Valley Drive           Cambridge              OH         43725
------------------------------------------------------------------------------------------------------------------------------------
635  Coshocton Health & Rehab. Center             100 South Whitewoman Street             Coshocton              OH         43812
------------------------------------------------------------------------------------------------------------------------------------
637  Evergreen Woods Health & Rehab.              7045 Evergreen Woods Tr.                Springhill             FL         34608
------------------------------------------------------------------------------------------------------------------------------------
640  Las Vegas Healthcare & Rehab. Center         2832 South Maryland Parkway             Las Vegas              NV         89109
------------------------------------------------------------------------------------------------------------------------------------
641  Torrey Pines Care Center                     1701 South Torrey Pines Drive           Las Vegas              NV         89012
------------------------------------------------------------------------------------------------------------------------------------
642  Hillhaven Convalescent Center                                                        Las Vegas              NV
------------------------------------------------------------------------------------------------------------------------------------
     (Owned facility leased to third party)
------------------------------------------------------------------------------------------------------------------------------------
645  Specialty Care of Marietta                   26 Tower Road                           Marietta               GA         30060
------------------------------------------------------------------------------------------------------------------------------------
655  Federal Heights Rehab. & Nsg. Center         41 South Ninth Street                   Salt Lake City         UT         84102
------------------------------------------------------------------------------------------------------------------------------------
660  Savannah Specialty Care Center               11800 Abercom Street                    Savannah               GA         31419
------------------------------------------------------------------------------------------------------------------------------------
690  Wasatch Valley Rehabilitation                2200 East 3300 South                    Salt Lake City         UT         84109
------------------------------------------------------------------------------------------------------------------------------------
694  Wedgewood Healthcare Center                  101 Potters Lane                        Clarksville            IN         47129
------------------------------------------------------------------------------------------------------------------------------------
695  Grayling Health Care Center                                                          Grayling               MI
------------------------------------------------------------------------------------------------------------------------------------
     (Owned facility leased to third party)
------------------------------------------------------------------------------------------------------------------------------------
704  Guardian Care of Roanoke Rapids              305 Fourteenth Street                   Roanoke Rapids         NC         27870
------------------------------------------------------------------------------------------------------------------------------------
706  Guardian Care of Henderson                   280 South Beckford Drive                Henderson              NC         27536
------------------------------------------------------------------------------------------------------------------------------------
707  Rehab. & Nursing Center of Monroe            1212 Sunset Drive East                  Monroe                 NC         28112
------------------------------------------------------------------------------------------------------------------------------------
711  Guardian Care of Kinston                     907 Cunningham Road                     Kinston                NC         28501
------------------------------------------------------------------------------------------------------------------------------------
713  Guardian Care of Zebulon                     509 West Gannon Avenue                  Zebulon                NC         27597
------------------------------------------------------------------------------------------------------------------------------------
723  Guardian Care of Rocky Mount                 160 Winstead Avenue                     Rocky Mount            NC         27804
------------------------------------------------------------------------------------------------------------------------------------
     (Improvements owned under ground lease)
------------------------------------------------------------------------------------------------------------------------------------
724  Rehab. & Health Care of Gastonia             416 North Highland Avenue               Gastonia               NC         28052
------------------------------------------------------------------------------------------------------------------------------------
726  Guardian Care of Elizabeth City              901 Halstead Boulevard                  Elizabeth City         NC         17909
------------------------------------------------------------------------------------------------------------------------------------
738  Bay View Nursing & Rehab. Center             516 Willow Street                       Alameda                CA         94501
------------------------------------------------------------------------------------------------------------------------------------
742  Sonoran Rehab. & Care Center                 4202 North 20th Avenue                  Phoenix                AZ         85015
------------------------------------------------------------------------------------------------------------------------------------
743  Desert Life Rehab. & Care Center             1919 W. Medical Street                  Tucson                 AZ         85704
------------------------------------------------------------------------------------------------------------------------------------
744  Cherry Hills Health Care Center              3575 South Washington Street            Englewood              CO         80110
------------------------------------------------------------------------------------------------------------------------------------
745  Aurora Care Center                           10201 East Third Avenue                 Aurora                 CO         80010
------------------------------------------------------------------------------------------------------------------------------------
746  Homestead Health Care & Rehab. Center        4735 South 54th Street                  Lincoln                NE         68516
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  LEASED FACILITY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
764  Woodside Convalescent Center                 501 8th Avenue Southeast                Rochester              MN         55904
------------------------------------------------------------------------------------------------------------------------------------
     (Owned property leased to thrid party)
------------------------------------------------------------------------------------------------------------------------------------
765  Eastview Mecial & Rehab. Center              729 Park Street                         Antigo                 WI         54409
------------------------------------------------------------------------------------------------------------------------------------
766  Colonial Manor Medical & Rehab Center        1010 East Wausau Avenue                 Wausau                 WI         54403
------------------------------------------------------------------------------------------------------------------------------------
767  Colony Oaks Care Center                      601 Briarcliff Drive                    Appleton               WI         54915
------------------------------------------------------------------------------------------------------------------------------------
769  North Ridge Med. & Rehab. Center             1445 North 7th Street                   Manitowoc              WI         54220
------------------------------------------------------------------------------------------------------------------------------------
770  Vallhaven Care Center                        125 Byrd Avenue                         Neenah                 WI         54956
------------------------------------------------------------------------------------------------------------------------------------
771  Kennedy Park Medical & Rehab. Center         6001 Alderson Street                    Schofield              WI         54476
------------------------------------------------------------------------------------------------------------------------------------
772  Family Heritage Med. & Rehab. Center         130 Strawberry Lane                     Wisconsin Rapid        WI         54494
------------------------------------------------------------------------------------------------------------------------------------
773  Mt. Carmel Medical & Rehab. Center           677 East State Street                   Burlington             WI         53105
------------------------------------------------------------------------------------------------------------------------------------
774  Mt. Carmel Health & Rehab. Center            5700 West Layton Avenue                 Milwaukee              WI         53220
------------------------------------------------------------------------------------------------------------------------------------
775  Sheridan Medical Complex                     8400 Sheridan Road                      Kenosha                WI         53140
------------------------------------------------------------------------------------------------------------------------------------
776  Woodstock Health & Rehab. Center             3415 Sheridan Road                      Kenosha                WI         53140
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FAC.        FACILITY
------------------------------------------------------------------------------------------------------------------------------------
NO.           NAME                                     ADDRESS                              CITY               STATE         ZIP
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
777  Clara Barton Terrace                                                                 Flint                  MI
------------------------------------------------------------------------------------------------------------------------------------
     (Owned facility leased to third party)
------------------------------------------------------------------------------------------------------------------------------------
778  Mary Avenue Care Center                                                              Lansing                MI
------------------------------------------------------------------------------------------------------------------------------------
     (Owned facility leased to third party)
------------------------------------------------------------------------------------------------------------------------------------
779  Westview Nursing & Rehab. Center             1510 Clinic Drive                       Bedford                IN         47421
------------------------------------------------------------------------------------------------------------------------------------
780  Columbus Health & Rehab. Center              2100 Midway                             Columbus               IN         47201
------------------------------------------------------------------------------------------------------------------------------------
782  Danville Centre for Health & Rehab.          642 North 3rd Street                    Danville               KY         40422
------------------------------------------------------------------------------------------------------------------------------------
783  Lexington Centre for Health & Rehab.         353 Waller Avenue                       Lexington              KY         40504
------------------------------------------------------------------------------------------------------------------------------------
784  North Centre for Health & Rehab.             6000 Hunting Road                       Louisville             KY         40222
------------------------------------------------------------------------------------------------------------------------------------
785  Hillcrest Health Care Center                 3740 Old Hartford Road                  Owensboro              KY         42303
------------------------------------------------------------------------------------------------------------------------------------
787  Woodland Terrace Health Care Fac.            1117 Woodland Drive                     Elizabethtown          KY         42701
------------------------------------------------------------------------------------------------------------------------------------
791  Rehab. & Healthcare Ctr. of Huntsville       105 Teakwood Drive                      Huntsville             AL         35801
------------------------------------------------------------------------------------------------------------------------------------
796  Hacienda Rehab. & Care Center                660 S. Coronado Drive                   Sierra Vista           AZ         85635
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     LEASED FACILITY WITH HUD MORTGAGE BEING DEFEASED
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
802  Bridgepark Ctr. for Rehab. & Nsg. Sv.        145 Olive Street                        Akron                  OH         44310
------------------------------------------------------------------------------------------------------------------------------------
804  Rehab. & Healthc. Ctr. of Birmingham         2728 Tenth Avenue South                 Birmingham             AL         35205
------------------------------------------------------------------------------------------------------------------------------------
     (improvements owned under ground lease)
------------------------------------------------------------------------------------------------------------------------------------
806  Chapel Hill Rehab. & Healthcare Ctr.         1602 East Franklin Street               Chapel Hill            NC         27514
------------------------------------------------------------------------------------------------------------------------------------
822  Primacy Healthcare & Rehab. Ctr.             6025 Primacy Parkway                    Memphis                TN         38119
------------------------------------------------------------------------------------------------------------------------------------
824  Rehab. & Healthcare Ctr. of Mobile           1758 Spring Hill Avenue                 Mobile                 AL         36607
------------------------------------------------------------------------------------------------------------------------------------
     (Improvements owned under ground lease)
------------------------------------------------------------------------------------------------------------------------------------
825  Nansemond Pointe Rehab. & HC Ctr.            200 West Constance Road                 Suffolk                VA         23434
------------------------------------------------------------------------------------------------------------------------------------
826  Harbour Pointe Med. & Rehab. Centre          1005 Hampton Boulevard                  Norfolk                VA         23507
------------------------------------------------------------------------------------------------------------------------------------
829  River Pointe Rehab. & Healthcare Center      4142 Bonney Road                        Virginia Beach         VA         23452
------------------------------------------------------------------------------------------------------------------------------------
836  Rehab. & Healthcare Ctr. of Tampa            4411 North Habana Avenue                Tampa                  FL         33614
------------------------------------------------------------------------------------------------------------------------------------
837  Rehab. & Health Ctr. of Cape Coral           2629 Del Prado Boulevard                Cape Coral             FL         33904
------------------------------------------------------------------------------------------------------------------------------------
842  Bay Pointe Medical & Rehab. Centre           1148 First Colonial Road                Virginia Beach         VA         23454
------------------------------------------------------------------------------------------------------------------------------------
851  Villa Campana Health Center                  6651 East Carondelet Drive              Tucson                 AZ         85710
------------------------------------------------------------------------------------------------------------------------------------
853  Kachina Point Health Care & Rehab.           505 Jacks Canyon Road                   Sedona                 AZ         86351
------------------------------------------------------------------------------------------------------------------------------------
859  Castle Garden Care Center                    401 Malley Drive                        Northglenn             CO         80233
------------------------------------------------------------------------------------------------------------------------------------
864  Harrodsburg Health Care Center               853 Lexington Road                      Harrodsburg            KY         40330
------------------------------------------------------------------------------------------------------------------------------------
868  Lebanon Country Manor                        700 Monroe Road                         Lebanon                OH         45036
------------------------------------------------------------------------------------------------------------------------------------
873  Brighton Care Center                         2025 East Egbert Street                 Brighton               CO         80601
------------------------------------------------------------------------------------------------------------------------------------
884  Masters Health Care Center                   278 Dry Valley Road                     Algood                 TN         38506
------------------------------------------------------------------------------------------------------------------------------------
922  Windsor Woods Convalescent Ctr.              13719 Dallas Drive                      Hudson                 FL         34667
------------------------------------------------------------------------------------------------------------------------------------
982  Village Square Nsg. & Rehab. Center          1586 West San Marcos Boulevard          San Marcos             CA         92069
------------------------------------------------------------------------------------------------------------------------------------
920  Marietta Convalescent Center                                                         Marietta               OH
------------------------------------------------------------------------------------------------------------------------------------
(3636) (Owned facility leased to third party)
------------------------------------------------------------------------------------------------------------------------------------
985   Harrington House Nsg. & Rehab. Center        160 Main Street                         Walpole                MA         02081
------------------------------------------------------------------------------------------------------------------------------------
1217  Casa Mora Rehab. & Extended Care             1902 49th Street West                   Bradenton              FL         34209
------------------------------------------------------------------------------------------------------------------------------------
      (Improvements owned under ground lease)
------------------------------------------------------------------------------------------------------------------------------------
421   North Broward Rehab. & Nsg. Center           402 East Sample Road                    Pompano Beach          FL         33064
------------------------------------------------------------------------------------------------------------------------------------
(1218)
------------------------------------------------------------------------------------------------------------------------------------
511  Highland Pines Rehab. Center                 111 South Highland Avenue               Clearwater             FL         34616
------------------------------------------------------------------------------------------------------------------------------------
(1220)
------------------------------------------------------------------------------------------------------------------------------------
1221  Courtland Gardens Health Center, Inc.        53 Courtland Avenue                     Stamford               CT         06902
------------------------------------------------------------------------------------------------------------------------------------


FAC.        FACILITY
------------------------------------------------------------------------------------------------------------------------------------
NO.           NAME                                     ADDRESS                              CITY               STATE         ZIP
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1224  Health Havens Nursing & Rehab. Center        100 Wampanoag Trail                     E. Providence          RI         02915
------------------------------------------------------------------------------------------------------------------------------------
1226  Homestead Health Care                        160 Glenbrook Road                      Stamford               CT         06902
------------------------------------------------------------------------------------------------------------------------------------
422   Lafayette Nursing & Rehab. Center            110 Brandywine Boulevard                Fayetteville           GA         30214
------------------------------------------------------------------------------------------------------------------------------------
(1228)
------------------------------------------------------------------------------------------------------------------------------------
1231  Oak Hill Nursing & Rehab. Center             544 Pleasant Street                     Pawtucket              RI         02860
------------------------------------------------------------------------------------------------------------------------------------
423   Pompano Rehab/Nursing Center                 51 West Sample Road                     Pompano Beach          FL         33064
------------------------------------------------------------------------------------------------------------------------------------
(1232)
------------------------------------------------------------------------------------------------------------------------------------
424   Abbey Rehab. & Nursing Center                7101 9th Street, North                  St. Petersburg         FL         33702
------------------------------------------------------------------------------------------------------------------------------------
(1233)
------------------------------------------------------------------------------------------------------------------------------------
425   San Pedro Manor                              515 W. Ashby Place                      San Antonio            TX         78212
------------------------------------------------------------------------------------------------------------------------------------
(1234)
------------------------------------------------------------------------------------------------------------------------------------
426   Wyomissing Nursing & Rehab. Center           1000 E. Wyomissing Boulevard            Reading                PA         19611
------------------------------------------------------------------------------------------------------------------------------------
(1237)
------------------------------------------------------------------------------------------------------------------------------------
1238  Tucker Nursing Center                        2165 Idlewood Road                      Tucker                 GA         30084
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
UNENCUMBERED PROPERTY - HOSPITALS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
647   Vencor Hospital - Las Vegas                  5100 West Sahara Avenue                 Las Vegas              NV         89102
------------------------------------------------------------------------------------------------------------------------------------
641   Vencor Hospital Las Vegas West               1701 South Torrey Pines                 Las Vegas              NV         89102
------------------------------------------------------------------------------------------------------------------------------------
644   THC - Orange County                          875 North Brea Boulevard                Brea                   CA         92821
------------------------------------------------------------------------------------------------------------------------------------
664   Vencor Hospital - Albuquerque                700 High Street, N.W.                   Albuquerque            NM         87102
------------------------------------------------------------------------------------------------------------------------------------
      (Own Improvements Underground Lease)
------------------------------------------------------------------------------------------------------------------------------------
617   Vencor Hospital - Arlington, VA              601 South Carlin Springs Road           Arlington              VA         22204
------------------------------------------------------------------------------------------------------------------------------------
688   Vencor Hospital - Boston                     1515 Commonwealth Avenue                Boston                 MA         02135
------------------------------------------------------------------------------------------------------------------------------------
673   Vencor Hospital - Boston Northshore          15 King Street                          Peabody                MA         01960
------------------------------------------------------------------------------------------------------------------------------------
674   Vencor Hospital - Central Tampa              4801 North Howard Avenue                Tampa                  FL         33603
------------------------------------------------------------------------------------------------------------------------------------
628   Vencor Hospital - Chattanooga                709 Walnut Street                       Chattanooga            TN         37402
------------------------------------------------------------------------------------------------------------------------------------
637   Vencor Hospital - Chicago North              2544 West Montrose Avenue               Chicago                IL         60618
------------------------------------------------------------------------------------------------------------------------------------
602   Vencor Hospital - Coral Gables               5190 Southwest 8th Street               Coral Gables           FL         33134
------------------------------------------------------------------------------------------------------------------------------------
665   Vencor Hospital - Denver                     1920 High Street                        Denver                 CO         80218
------------------------------------------------------------------------------------------------------------------------------------
675   Vencor Hospital - Detroit                    26400 West Outer Drive                  Lincoln Park           MI         48146
------------------------------------------------------------------------------------------------------------------------------------
653   Vencor Hospital - Ft. Worth Southwest        7800 Oakmont Boulevard                  Ft. Worth              TX         76132
------------------------------------------------------------------------------------------------------------------------------------
668   Vencor Hospital - Ft. Worth West             815 Eighth Avenue                       Ft. Worth              TX         76104
------------------------------------------------------------------------------------------------------------------------------------
645   Vencor Hospital - Ft. Lauderdale             1516 East Las Olas Boulevard            Ft. Lauderdale         FL         33301
------------------------------------------------------------------------------------------------------------------------------------
662   Vencor Hospital - Greensboro                 2401 Southside Boulevard                Greensboro             NC         02746
------------------------------------------------------------------------------------------------------------------------------------
676   Vencor Hospital - Hollywood                  1859 Van Buren Street                   Hollywood              FL         33020
------------------------------------------------------------------------------------------------------------------------------------
685   Vencor Hospital - Houston                    6441 Main Street                        Houston                TX         77030
------------------------------------------------------------------------------------------------------------------------------------
      (Own Improvements Underground Lease)
------------------------------------------------------------------------------------------------------------------------------------
654   Vencor Hospital - Houston Northwest          11297 Fallbrook Drive                   Houston                TX         77065
------------------------------------------------------------------------------------------------------------------------------------
638   Vencor Hospital - Indianapolis               1700 West 10th Street                   Indianapolis           IN         46222
------------------------------------------------------------------------------------------------------------------------------------
612   Vencor Hospital - Kansas City                8701 Troost                             Kansas City            MO         64131
------------------------------------------------------------------------------------------------------------------------------------
620   Vencor Hospital - LaGrange                   207 North Towline Road                  LaGrange               IN         46761
------------------------------------------------------------------------------------------------------------------------------------
633   Vencor Hospital - Louisville                 1313 St. Anthony Place                  Louisville             KY         40204
------------------------------------------------------------------------------------------------------------------------------------
660   Vencor Hospital - Mansfield                  1802 Hwy. 157 North                     Mansfield              TX         76063
------------------------------------------------------------------------------------------------------------------------------------
677   Vencor Hospital - Metro Detroit              700 M.L. King, Jr. Boulevard            Detroit                MI         48208
------------------------------------------------------------------------------------------------------------------------------------
659   Vencor Hospital - Minneapolis                4101 Golden Valley Road                 Golden Valley          MN         55422
------------------------------------------------------------------------------------------------------------------------------------
631   Vencor Hospital - Mt. Carmel                 5700 West Layton Avenue                 Milwaukee              WI         53220
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FAC.        FACILITY
------------------------------------------------------------------------------------------------------------------------------------
NO.           NAME                                     ADDRESS                              CITY               STATE         ZIP
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
666   Vencor Hospital - New Orleans                3601 Coliseum Street                    New Orleans            LA         70115
------------------------------------------------------------------------------------------------------------------------------------
656   Vencor Hospital - Phoenix                    40 East Indianola Avenue                Phoenix                AZ         85012
------------------------------------------------------------------------------------------------------------------------------------
658   Vencor Hospital - Tucson                     355 North Wilmot Road                   Tucson                 AZ         85711
------------------------------------------------------------------------------------------------------------------------------------
607   Vencor Hospital - Ontario                    550 North Monterey Avenue               Ontario                CA         91764
------------------------------------------------------------------------------------------------------------------------------------
622   Vencor Hospital - San Leandro                2600 Benedict Drive                     San Leandro            CA         94577
------------------------------------------------------------------------------------------------------------------------------------
642   Vencor Hospital - Orange County              200 Hospital Circle                     Westminster            CA         92683
------------------------------------------------------------------------------------------------------------------------------------
648   Vencor Hospital - San Diego                  1940 El Cajon Boulevard                 San Diego              CA         92104
------------------------------------------------------------------------------------------------------------------------------------
611   Vencor Hospital - St. Petersburg             303 Sixth Street                        St. Petersburg         FL         33705
------------------------------------------------------------------------------------------------------------------------------------
652   Vencor Hospital - North Florida              801 Oak Street                          Green Cove Spr.        FL         32043
------------------------------------------------------------------------------------------------------------------------------------
615   Vencor Hospital - Sycamore                   225 Edward Street                       Sycamore               IL         60178
------------------------------------------------------------------------------------------------------------------------------------
690   Vencor Hospital - Northlake                  365 East North Avenue                   Northlake              IL         60164
------------------------------------------------------------------------------------------------------------------------------------
680   Vencor Hospital - St. Louis                  4930 Lindell Boulevard                  St. Louis              MO         63108
------------------------------------------------------------------------------------------------------------------------------------
618   Vencor Hospital - Oklahoma City              1407 North Robinson Avenue              Oklahoma City          OK         73103
------------------------------------------------------------------------------------------------------------------------------------
614   Vencor Hospital - Philadelphia               6129 Palemetto Street                   Philadelphia           PA         19111
------------------------------------------------------------------------------------------------------------------------------------
619   Vencor Hospital - Pittsburgh                 7777 Steubenville Pike                  Oakdale                PA         15071
------------------------------------------------------------------------------------------------------------------------------------
635   Vencor Hospital - San Antonio                3636 Medical Drive                      San Antonio            TX         78229
------------------------------------------------------------------------------------------------------------------------------------
693   Recovery Inn of Menlo Park                   570 Willow Road                         Menlo Park             CA         94025
------------------------------------------------------------------------------------------------------------------------------------
671   Vencor Lakeshore                             6130 North Sheridan Road                Chicago                IL         60660
------------------------------------------------------------------------------------------------------------------------------------

                         EXHIBIT C TO CREDIT AGREEMENT
                      PRE-APPROVED DEVELOPMENT PROPERTIES

HOSPITALS

     LOCATION                  ANTICIPATED COSTS                ANNUAL RENT
     --------                  -----------------                -----------

Cincinnati, OH                 $14,300,000                      $1,430,000
Milwaukee, WI                   13,550,000                       1,355,000
San Antonio, TX                 11,894,000                       1,189,400
Burbank, CA                     15,650,000                       1,565,000

COMBINATION HOSPITALS AND NURSING CENTERS

     LOCATION                  ANTICIPATED COSTS                ANNUAL RENT
     --------                  -----------------                -----------

Dallas, TX                     $14,700,000                      $1,470,000
Las Vegas, NV                   18,517,000                       1,851,700
East Mesa, AZ                   15,800,000                       1,580,000

NURSING CENTERS

     LOCATION                  ANTICIPATED COSTS                ANNUAL RENT
     --------                  -----------------                -----------

Corydon, IN                    $ 7,025,000                      $  702,500
Indianapolis, IN                 4,410,000                         441,000
Sellersburg, IN                  7,238,000                         723,800
San Antonio, TX                  9,044,000                         904,400
Grapevine, TX                    8,537,000                         853,700
Richardson, TX                   9,029,000                         902,900
Arlington, TX                    8,600,000                         860,000
Evansville, IN                   4,410,000                         441,000
Tucson, AZ                       9,611,000                         961,100
Las Vegas, NV                    9,326,000                         932,600
Ft. Collins, CO                  9,400,000                         940,000
West Palm Beach, FL              9,155,000                         915,500
Tucson, AZ                       8,840,000                         884,000
Pittsburgh, PA                   7,615,000                         761,500
Fontana, CA                      8,550,000                         855,000

                                   EXHIBIT D

                       FORM OF ASSIGNMENT AND ASSUMPTION


                      ASSIGNMENT AND ASSUMPTION AGREEMENT


          AGREEMENT dated as of __________, 199_ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), VENTAS REALTY, LIMITED PARTNERSHIP (the "Borrower") and NATIONSBANK, N.A., as Administrative Agent (the "Agent").

W I T N E S S E T H

          WHEREAS, this Assignment and Assumption Agreement (the "Assignment") relates to the Credit Agreement dated as of ________ __, 199_ (the "Loan Agreement") among the Borrower, Ventas, Inc., the Assignor and the other Banks party thereto, as Banks, and the Agent;

          WHEREAS, as provided under the Loan Agreement, the Assignor has a Commitment to make [Tranche A Loans/Tranche B Loans/Tranche C Loans/Tranche D Loans] to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

          WHEREAS, [Tranche A Loans/Tranche B Loans/Tranche C Loans/Tranche D Loans] made to the Borrower by the Assignor under the Loan Agreement in the aggregate principal amount of $___________ are outstanding at the date hereof; and

          WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Loan Agreement in respect of a portion of its [Tranche A/Tranche B/Tranche C/Tranche D] Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding [Tranche A Loans/Tranche B Loans/Tranche C Loans/Tranche D Loans], and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

          SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

          SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Loan Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Loan Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor or Letters of Credit participated in by Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Loan Agreement with a [Tranche A/Tranche B/Tranche C/Tranche D] Commitment in an amount equal to the Assigned Amount, and (ii) the [Tranche A/Tranche B/Tranche C/Tranche D] Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Loan Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

          SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them./1/ It is understood that Commitment Fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Loan Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

          SECTION 4. Consent of the Borrower and the Agent. This Agreement is conditioned upon the written consent of the Borrower and the consent of the Agent pursuant to section 9.6(c) of the Loan Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of the required consents. Pursuant to Section 9.6(c) the Borrower agrees to execute


--------------------
/1/ The amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

          SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Loan Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

          SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the external laws of the State of New York

          SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                              [ASSIGNOR]

                              By:
                                 --------------------------
                                Name:
                                Title:

                              [ASSIGNEE]


                              By:
                                 --------------------------
                                Name:
                                Title:

CONSENTED TO:

MORGAN GUARANTY TRUST COMPANY
 OF NEW YORK, as Documentation Agent


By:
     --------------------------
     Name:
     Title:

NATIONSBANK, N.A., as Administrative Agent


By:
     --------------------------
 Name:
 Title:

VENTAS REALTY, LIMITED PARTNERSHIP

By:  Ventas, Inc., its general partner


     By:
          --------------------------
          Name:
          Title:

                                 SCHEDULE 3.1

                           EXCEPTIONS TO SECTION 3.1

1.   Hillhaven 10 1/8% Senior Subordinated Notes due 2001.

                                 SCHEDULE 4.3

                           EXCEPTIONS TO SECTION 4.3

1.   Hillhaven 10 1/8% Senior Subordinated Notes due 2001.

                                 SCHEDULE 4.5

                                  LITIGATION


Certain Legal Proceedings and Other Actions

The following is a description of the material legal proceedings and other actions of Predecessor Company as of April 27, 1998. It is expected that pursuant to the Reorganization Agreement, any liability arising from such legal proceedings and such other actions would be assumed by the Guarantor and that the Guarantor would indemnify Predecessor Company against any losses it may incur arising out of or in connection with such legal proceedings and other actions.

On April 7, 1998, the Circuit Court of the Thirteenth Judicial Circuit for Hillsborough County, Florida, issued a temporary injunction order against Predecessor Company's nursing center in Tampa, Florida which ordered the nursing center to cease notifying and requiring the discharge of any resident. Predecessor Company discontinued requiring the discharge of any resident from its Tampa nursing center on April 7, 1998. Following the conduct of a complaint survey at the facility, AHCA imposed a fine of $270,000 for related regulatory violations. In addition, HCFA has imposed a fine of $10,000 per day, effective from March 30, 1998 and continuing until the facility removes any "immediate jeopardy" to patients, has terminated the nursing center's Medicare provider agreement effective May 7, 1998 and has indicated that it will notify AHCA to terminate Predecessor Company's Medicaid provider agreement. Predecessor Company instituted a plan of correction at the Tampa nursing center to respond to the findings of AHCA and HCFA and has been orally informed by AHCA that "immediate jeopardy" no longer exists at the nursing center. AHCA also has changed the rating of the nursing center's license to conditional. Predecessor Company has not yet determined whether it will appeal these regulatory sanctions. Predecessor Company believes that it has submitted an acceptable plan of correction which will terminate the running of per day fines and reverse the termination of the Tampa nursing center's Medicare provider agreement. Predecessor Company is awaiting decisions from HCFA and AHCA and no assurance can be given that the plan will be accepted.

The Florida Attorney General's office and the Tampa Prosecuting Attorney's office have indicated to Predecessor Company that they are conducting independent civil and criminal investigations into the circumstances surrounding the Tampa resident discharges. Predecessor Company is cooperating fully with the ongoing investigations.

In addition to its action with the nursing center in Tampa, Florida, the HCFA Administrator of the Medicare and Medicaid programs recently indicated that Predecessor Company facilities in other states also are being monitored. Predecessor Company has not received notice that any other state has instituted an investigation into any similar issues at another Predecessor Company facility. However, there can be no assurance that HCFA or other regulators in other jurisdictions will not initiate investigations relating to this matter or other circumstances, and there can be no assurance that results of any such investigations would not have a material effect on the Company. See "-Healthcare Industry Risks."

On April 9, 1998, a class action lawsuit captioned Mongiovi et al. v. Vencor, Inc., et al. Case No. 98-769-CIV-T24E, was filed in the United States District Court for the Middle District of Florida on behalf of a purported class consisting of certain residents of the Tampa nursing center and other residents in Predecessor Company's nursing centers nationwide. The complaint alleges various breaches of contract, and statutory and regulatory violations including violations of Federal and state RICO statutes. The plaintiffs seek class certification, unspecified damages, attorneys' fees and costs. Predecessor Company intends to defend vigorously this action.

A class action lawsuit entitled A. Carl Helwig v. Vencor, Inc., et al., was filed on December 24, 1997 in the United States District Court for the Western District of Kentucky (Civil Action No. 3-97CV-8354). The class action claims were brought by an alleged stockholder of Predecessor Company against Predecessor Company and certain executive officers and directors of Predecessor Company, namely W. Bruce Lunsford, W. Earl Reed, III, Michael R. Barr, Thomas T. Ladt, Jill L. Force and James H. Gillenwater, Jr. The complaint alleges that Predecessor Company and certain executive officers of Predecessor Company during a specified time frame violated Sections 10(b) and 20(a) of the Exchange Act, by, among other things, issuing to the investing public a series of false and misleading statements concerning Predecessor Company's current operations and the inherent value of Predecessor Company common stock. The complaint further alleges that as a result of these purported false and misleading statements concerning Predecessor Company's revenues and successful acquisitions, the price of Predecessor Company common stock was artificially inflated. In particular, the complaint alleges that Predecessor Company issued false and misleading financial statements during the first, second and third calendar quarters of 1997 which misrepresented and understated the impact that changes in Medicare reimbursement policies would have on Predecessor Company's core services and profitability. The complaint further alleges that Predecessor Company issued a series of materially false statements concerning the purportedly successful integration of its recent acquisitions and prospective earnings per share for 1997 and 1998 which Predecessor Company knew lacked any reasonable basis and were not being achieved. The suit seeks damages in an amount to be proven at trial, pre-judgment and post-judgment interest, reasonable attorneys' fees, expert witness fees and other costs, and any extraordinary equitable and/or injunctive relief permitted by law or equity to assure that the plaintiff has an effective remedy. Predecessor Company believes that the allegations in the complaint are without permit and intends to defend vigorously this action.

On June 19, 1997, a class action lawsuit was filed in the United States District Court for the District of Nevada on behalf of a class consisting of all persons who sold shares of Transitional common stock during the period from February 26, 1997 through May 4, 1997, inclusive. The complaint alleges that Transitional purchased shares of its common stock from members of the investing public after it had received a written offer to acquire all of Transitional's common stock and without disclosing that such an offer had been made. The complaint further alleges that defendants disclosed that there were "expressions of interest" in acquiring Transitional when, in fact, at that time, the negotiations had reached an advanced stage with actual firm offers at substantial premiums to the trading price of Transitional's stock having been made which were actively being considered by Transitional's Board of Directors. The complaint asserts claims pursuant to Sections 10(b) and 20(a) of the Exchange Act and common law principles of negligent misrepresentation and names as defendants Transitional as well as certain senior executives and directors of Transitional. The plaintiff seeks class certification, unspecified damages, attorneys' fees and costs. Predecessor Company has filed a motion to dismiss and is awaiting the court's decision. Predecessor Company is vigorously defending this action.

Predecessor Company's subsidiary, American X-Rays, Inc. ("AXR"), is the defendant in a qui tam lawsuit which was filed in the United States District Court for the Eastern District of Arkansas and served on Predecessor Company on July 7, 1997. The United States Department of Justice intervened in the suit which was brought under the Federal Civil False Claims Act. AXR provided portable X-ray services to nursing facilities (including those operated by Predecessor Company) and other healthcare providers. Predecessor Company acquired an interest in AXR when Hillhaven was merged into Predecessor Company in September 1995 and purchased the remaining interest in AXR in February 1996. The suit alleges that AXR submitted false claims to the Medicare and Medicaid programs. In conjunction with the qui tam action, the United States Attorney's Office for the Eastern District of Arkansas also is conducting a criminal investigation into the allegations contained in the qui tam complaint. The suit seeks damages in an amount of not less than $1,000,000, treble damages and civil penalties. Predecessor Company is cooperating fully in the investigation.

On June 6, 1997, Transitional announced that it had been advised that it is a target of a Federal grand jury investigation being conducted by the United States Attorney's Office for the District of Massachusetts (the "USAO") arising from activities of Transitional's formerly owned dialysis business. The investigation involves an alleged illegal arrangement in the form of a partnership which existed from June 1987 to June 1992 between Damon Corporation and Transitional. Transitional spun off its dialysis business, now called Vivra Incorporated, on September 1, 1989. In January 1998, Predecessor Company was informed that no criminal charges would be filed against Predecessor Company. Predecessor Company has been informed that the USAO intends to file a civil action against Transitional relating to the partnership's former business. If such a suit is filed, Predecessor Company will vigorously defend the action.

As is typical in the healthcare industry, Predecessor Company is subject to claims and legal actions by patients and other in the ordinary course of business; and Predecessor Company believes that all such claims and legal actions currently pending against it either are adequately covered by insurance or would not have a material adverse effect on Predecessor Company if decided in a manner unfavorable to Predecessor Company. In addition, Predecessor Company is subject regularly to inquiries, investigations and audits by Federal and state agencies that oversee various healthcare regulations and laws.

                                 SCHEDULE 4.19

                                 LABOR MATTERS

1.   Country Gardens Nursing Home/District 1199, N.E. Health Care Employees
     Union
2.   Andrew House Healthcare/District 1199, N.E. Health Care Employees Union
3. Windsor Rehab & Healthcare Center/District 1199, N.E. Healthcare Employees Union
4.   Country Manor Rehabilitation and Nursing Center/SEIU, Local 285
5.   East Bridgewater/SEIU, Local 285
6.   Woodridge House Nursing and Rehab Center/SEIU
7.   Winship Groen/International Association of Machinists, District Lodge 99
8.   Vencor Hospital Detroit/SEIU, Local 79
9. Master Agreement/Hospital and Institutional Workers' Union Local 22, Health Care Worker's Union, Local 250, and SEIU, Local 399 (7 Facilities)
10.  Mountain Valley Care & Rehab Center/United Steelworkers of America, Local
     9052
11.  Las Vegas Healthcare and Rehab Center/Textile Processors Local 311
12.  THC-Seattle/Washington State Nurses Association
13.  Pasatiempo/Health Care Workers' Union, Local 250, SEIU (2 Facilities)
14.  Hacienda/Health Care Workers' Union, Local 250, SEIU (1 Facility)
15.  Santa Cruz/Health Care Workers' Union, Local 250, SEIU
16.  California Multiple/Health Care Workers' Union, Local 250, SEIU (1
     Facility)
17.  San Leandro Hospital/International Union of Operating Engineers, Local 39
18.  San Leandro Hospital/Local 250, SEIU
19.  Talbot Healthcare Center/SEIU, Local 6
20.  Omro Care Center/SEIU, Local 150
21.  Eastview Medical and Rehab Center/SEIU, Local 150
22.  Colonial Manor/SEIU, Local 150
23.  Colony Oaks Care Center/SEIU, Local 150
24.  North Ridge/SEIU, Local 150
25.  Family Heritage/SEIU, Local 150
26.  Mount Carmel Health and Rehab Center/SEIU, Local 150
27.  THC-Chicago/International Union of Operating Engineers of Chicago, Local
     399

Totals       4 Hospitals     29 Nursing Centers  (plus two Centers where we have
             lost elections and appeals are pending)


----------------------------------------------------------------------------------------------------------------------
SCHEDULE 4.22 TO CREDIT AGREEMENT
----------------------------------------------------------------------------------------------------------------------
OWNER OF FACILITY ON CLOSING DATE - NURSING HOMES
----------------------------------------------------------------------------------------------------------------------
 FAC.                     FACILITY
----------------------------------------------------------------------------------------------------------------------
  NO.                       NAME                                 ADDRESS                    CITY        STATE   ZIP
----------------------------------------------------------------------------------------------------------------------
    111  Rolling Hills Health Care Center             36255 St. Joseph Road           New Albany         IN    47150
--------------------------------------------------------------------------------------------------------------------
    112  Royal Oaks Healthcare & Rehab Ctr.           3500 Maple Avenue               Terre Haute        IN    47804
--------------------------------------------------------------------------------------------------------------------
    113  Southwood Health & Rehab Center              2222 Margaret Avenue              Terre Haute      IN    47802
----------------------------------------------------------------------------------------------------------------------
    114  Arden Rehabilitation & Healthcare Ctr.       16357 Aurora Avenue North       Seattle            WA    98133
----------------------------------------------------------------------------------------------------------------------
    116  Pettigrew Rehab. & Healthcare Ctr.           1515 West Pettigrew Street      Durham             NC    27705
----------------------------------------------------------------------------------------------------------------------
    117  East Manor Medical Care Center               1524 East Avenue South          Sarasota           FL    34239
----------------------------------------------------------------------------------------------------------------------
    124  Healthcare & Rehab Ctr of Sanford            950 Mellonville Avenue          Sanford            FL    32771
----------------------------------------------------------------------------------------------------------------------
    125  Titusville Rehab. & Nursing Center           1705 Jess Parrish Court         Titusville         FL    32796
----------------------------------------------------------------------------------------------------------------------
    127  Northwest Continuum Care Center              128 Beacon Hill Drive           Longview           WA    98632
----------------------------------------------------------------------------------------------------------------------
    132  Madison Healthcare & Rehab Center            431 Larkin Springs Road         Madison            TN    37115
----------------------------------------------------------------------------------------------------------------------
    136  LaSalle Healthcare Center                    411 South LaSalle Street        Durham             NC    27705
----------------------------------------------------------------------------------------------------------------------
    137  Sunnybrook Alzheimer's & HC Spec.            25 Sunnybrook Road              Raleigh            NC    27610
----------------------------------------------------------------------------------------------------------------------
    138  Blue Ridge Rehab. & Healthcare Ctr.          91 Victoria Road                Asheville          NC    28801
----------------------------------------------------------------------------------------------------------------------
    140  Wasatch Care Center                          3430 Harrison Boulevard         Ogden              UT    84403
----------------------------------------------------------------------------------------------------------------------
    143  Raleigh Rehab. & Healthcare Center           616 Wade Avenue                 Raleigh            NC    27605
----------------------------------------------------------------------------------------------------------------------
    146  Rose Manor Health Care Center                4230 North Roxboro Road         Durham             NC    27704
----------------------------------------------------------------------------------------------------------------------
    150  Nob Hill Healthcare Center                   1359 Pine Street                San Francisco      CA    94109
----------------------------------------------------------------------------------------------------------------------
    155  Savannah Rehab. & Nursing Center             815 East 63rd Street            Savannah           GA    31405
----------------------------------------------------------------------------------------------------------------------
    158  Bellingham Health Care & Rehab Svc           1200 Birchwood Avenue           Bellingham         WA    98225
----------------------------------------------------------------------------------------------------------------------
    165  Rainier Vista Care Center                    920 12th Ave., S.E.             Puyallup           WA    98372
----------------------------------------------------------------------------------------------------------------------
    167  Canyonwood Nursing & Rehab. Ctr.             2120 Benton Drive               Redding            CA    96003
----------------------------------------------------------------------------------------------------------------------
    168  Lakewood Healthcare Center                   11411 Bridgeport Way S.W.       Lakewood           WA    98499
----------------------------------------------------------------------------------------------------------------------
    180  Vencor of Vancouver HC & Rehab               400 East 33rd Street            Vancouver          WA    98663
----------------------------------------------------------------------------------------------------------------------
    182  Cordova Rehab. & Nursing Center              955 Germantown Parkway          Cordova            TN    38018
----------------------------------------------------------------------------------------------------------------------
    185  Heritage Health & Rehab. Center              3605 Y Street                   Vancouver          WA    98663
----------------------------------------------------------------------------------------------------------------------
    188  Cypress Pointe Rehab & HC Center             2006 South 16th Street          Wilmington         NC    28401
----------------------------------------------------------------------------------------------------------------------
    190  Winston-Salem Rehab & HC Center              1900 West First Street          Winston-Salem      NC    27104
----------------------------------------------------------------------------------------------------------------------
    191  Silas Creek Manor                            3350 Silas Creek Parkway        Winston-Salem      NC    27103
----------------------------------------------------------------------------------------------------------------------
    209  Valley View Health Care Center               333 West Mishawaka Road         Elkhart            IN    46517
----------------------------------------------------------------------------------------------------------------------
    210  Californian Care Center                      2211 Mt. Vernon Avenue          Bakersfield        CA    93306
----------------------------------------------------------------------------------------------------------------------
    213  Wildwood Healthcare Center                   7301 East 16th Street           Indianapolis       IN    46219
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 FAC.                     FACILITY
-----------------------------------------------------------------------------------
  NO.                       NAME                                  Owner
-----------------------------------------------------------------------------------
    111  Rolling Hills Health Care Center             Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    112  Royal Oaks Healthcare & Rehab Ctr.           Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    113  Southwood Health & Rehab Center              Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    114  Arden Rehabilitation & Healthcare Ctr.       First Healthcare Corporation
-----------------------------------------------------------------------------------
    116  Pettigrew Rehab. & Healthcare Ctr.           First Healthcare Corporation
-----------------------------------------------------------------------------------
    117  East Manor Medical Care Center               First Healthcare Corporation
-----------------------------------------------------------------------------------
    124  Healthcare & Rehab Ctr of Sanford            First Healthcare Corporation
-----------------------------------------------------------------------------------
    125  Titusville Rehab. & Nursing Center           First Healthcare Corporation
-----------------------------------------------------------------------------------
    127  Northwest Continuum Care Center              First Healthcare Corporation
-----------------------------------------------------------------------------------
    132  Madison Healthcare & Rehab Center            First Healthcare Corporation
-----------------------------------------------------------------------------------
    136  LaSalle Healthcare Center                    First Healthcare Corporation
-----------------------------------------------------------------------------------
    137  Sunnybrook Alzheimer's & HC Spec.            First Healthcare Corporation
-----------------------------------------------------------------------------------
    138  Blue Ridge Rehab. & Healthcare Ctr.          First Healthcare Corporation
-----------------------------------------------------------------------------------
    140  Wasatch Care Center                          First Healthcare Corporation
-----------------------------------------------------------------------------------
    143  Raleigh Rehab. & Healthcare Center           First Healthcare Corporation
-----------------------------------------------------------------------------------
    146  Rose Manor Health Care Center                First Healthcare Corporation
-----------------------------------------------------------------------------------
    150  Nob Hill Healthcare Center                   First Healthcare Corporation
-----------------------------------------------------------------------------------
    155  Savannah Rehab. & Nursing Center             First Healthcare Corporation
-----------------------------------------------------------------------------------
    158  Bellingham Health Care & Rehab Svc           First Healthcare Corporation
-----------------------------------------------------------------------------------
    165  Rainier Vista Care Center                    First Healthcare Corporation
-----------------------------------------------------------------------------------
    167  Canyonwood Nursing & Rehab. Ctr.             First Healthcare Corporation
-----------------------------------------------------------------------------------
    168  Lakewood Healthcare Center                   First Healthcare Corporation
-----------------------------------------------------------------------------------
    180  Vencor of Vancouver HC & Rehab               First Healthcare Corporation
-----------------------------------------------------------------------------------
    182  Cordova Rehab. & Nursing Center              First Healthcare Corporation
-----------------------------------------------------------------------------------
    185  Heritage Health & Rehab. Center              First Healthcare Corporation
-----------------------------------------------------------------------------------
    188  Cypress Pointe Rehab & HC Center             First Healthcare Corporation
-----------------------------------------------------------------------------------
    190  Winston-Salem Rehab & HC Center              First Healthcare Corporation
-----------------------------------------------------------------------------------
    191  Silas Creek Manor                            First Healthcare Corporation
-----------------------------------------------------------------------------------
    209  Valley View Health Care Center               Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    210  Californian Care Center                      First Healthcare Corporation
-----------------------------------------------------------------------------------
    213  Wildwood Healthcare Center                   Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 FAC.                     FACILITY
----------------------------------------------------------------------------------------------------------------------
  NO.                       NAME                                 ADDRESS                    CITY        STATE   ZIP
----------------------------------------------------------------------------------------------------------------------
    216  Hillcrest Rehab. Care Center                 1001 S. Hilton                  Boise              ID    83705
----------------------------------------------------------------------------------------------------------------------
    218  Cascade Care Center                          2814 S. Indiana Avenue South    Caldwell           ID    83605
----------------------------------------------------------------------------------------------------------------------
    219  Emmett Rehabilitation and Healthcare         714 North Butte Avenue          Emmett             ID    83617
----------------------------------------------------------------------------------------------------------------------
    221  Lewiston Rehabilitation and Care Center      3315 8th Street                 Lewiston           ID    83501
----------------------------------------------------------------------------------------------------------------------
    222  Nampa Care Center                            404 Horton                      Nampa              ID    83651
----------------------------------------------------------------------------------------------------------------------
    223  Weiser Rehabilitation and Care Center        331 East Park                   Weiser             ID    83672
----------------------------------------------------------------------------------------------------------------------
    225  Moscow Care Center                           420 Rowe Road                   Moscow             ID    83843
----------------------------------------------------------------------------------------------------------------------
    230  Crossland Rehab. & Health Care Center        575 East 11000 South            Sandy              UT    84070
----------------------------------------------------------------------------------------------------------------------
    245  Bay Pointe Nursing Pavilion                  4201 31st Street South          St. Petersburg     FL    33712
----------------------------------------------------------------------------------------------------------------------
    247  St. George Care and Rehab. Center            1032 East 100th South           St. George         UT    84770
----------------------------------------------------------------------------------------------------------------------
    268  Colonial Oaks Rehab. Ctr-Ft. Myers           3250 Winkler Avenue Exten       Ft. Myers          FL    33916
----------------------------------------------------------------------------------------------------------------------
    269  Meadowvale Health & Rehab. Center            1529 West Lancaster Street      Bluffton           IN    46714
----------------------------------------------------------------------------------------------------------------------
    277  Rosewood Health Care Center                  550 High Street                 Bowling Green      KY    42101
----------------------------------------------------------------------------------------------------------------------
    278  Oakview Nursing & Rehab. Center              10456 U.S. Highway 62           Calvert City       KY    42029
----------------------------------------------------------------------------------------------------------------------
    279  Cedars of Lebanon Nursing Center             337 South Harrison Street       Lebanon            KY    40033
----------------------------------------------------------------------------------------------------------------------
    280  Winchester Centre for Health/Rehab.          200 Glenway Road                Winchester         KY    40391
----------------------------------------------------------------------------------------------------------------------
    281  Riverside Manor Health Care                  Highway 136 - Box 39            Calhoun            KY    42327
----------------------------------------------------------------------------------------------------------------------
    282  Maple Manor Healthcare Center                515 Greene Drive                Greenville         KY    42345
----------------------------------------------------------------------------------------------------------------------
    286  Columbia Healthcare Facility                 621 West Columbia Street        Evansville         IN    47710
----------------------------------------------------------------------------------------------------------------------
    289  San Luis Medical & Rehab Center              2305 San Luis Place             Green Bay          WI    54204
----------------------------------------------------------------------------------------------------------------------
    290  Bremen Health Care Center                    316 Woodies Lane                Bremen             IN    46506
----------------------------------------------------------------------------------------------------------------------
    294  Windsor Estates Health & Rehab. Ctr.         429 West Lincoln Road           Kokomo             IN    46902
----------------------------------------------------------------------------------------------------------------------
    297  Marigarde-Sylvania Nursing Home                                              Toledo             OH
----------------------------------------------------------------------------------------------------------------------
    302  Birchwood Care Center                                                        Marne              MI
----------------------------------------------------------------------------------------------------------------------
    307  Lincoln Nursing Center                       1410 East Gaston Street         Lincolnton         NC    28092
----------------------------------------------------------------------------------------------------------------------
    320  Magnolia Gardens Care Center                 1609 Trousdale Drive            Burlingame         CA    94010
----------------------------------------------------------------------------------------------------------------------
    327  Laurel Ridge Rehab. & Nursing Center         174 Forrest Hill Street         Jamaica Plain      MA    02130
----------------------------------------------------------------------------------------------------------------------
    335  Lawton Healthcare Center                     1575 - 7th Avenue               San Francisco      CA    94122
----------------------------------------------------------------------------------------------------------------------
    350  Valley Gardens Healthcare & Rehab.           1517 East Knickerbocker Drive   Stockton           CA    95210
----------------------------------------------------------------------------------------------------------------------
    372  Carrollwood Care Center                      15002 Hutchinson Road           Tampa              FL    33625
----------------------------------------------------------------------------------------------------------------------
    406  Muncie Health Care & Rehab.                  4301 North Walnut               Muncie             IN    47305
----------------------------------------------------------------------------------------------------------------------
    407  Parkwood Health Care Center                  1001 North Grant Street         Lebanon            IN    46052
----------------------------------------------------------------------------------------------------------------------
    409  Mountain Valley Care and Rehab.              601 West Cameron Avenue         Kellogg            ID    83837
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 FAC.                     FACILITY
-----------------------------------------------------------------------------------
  NO.                       NAME                                  Owner
-----------------------------------------------------------------------------------
    216  Hillcrest Rehab. Care Center                 Northwest Health Care, Inc.
-----------------------------------------------------------------------------------
    218  Cascade Care Center                          Northwest Health Care, Inc.
-----------------------------------------------------------------------------------
    219  Emmett Rehabilitation and Healthcare         Northwest Health Care, Inc.
-----------------------------------------------------------------------------------
    221  Lewiston Rehabilitation and Care Center      Northwest Health Care, Inc.
-----------------------------------------------------------------------------------
    222  Nampa Care Center                            Northwest Health Care, Inc.
-----------------------------------------------------------------------------------
    223  Weiser Rehabilitation and Care Center        Northwest Health Care, Inc.
-----------------------------------------------------------------------------------
    225  Moscow Care Center                           Northwest Health Care, Inc.
-----------------------------------------------------------------------------------
    230  Crossland Rehab. & Health Care Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    245  Bay Pointe Nursing Pavilion                  First Healthcare Corporation
-----------------------------------------------------------------------------------
    247  St. George Care and Rehab. Center            St. George Nsg. Hm Ltd Part.
-----------------------------------------------------------------------------------
    268  Colonial Oaks Rehab. Ctr-Ft. Myers           Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    269  Meadowvale Health & Rehab. Center            Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    277  Rosewood Health Care Center                  First Healthcare Corporation
-----------------------------------------------------------------------------------
    278  Oakview Nursing & Rehab. Center              First Healthcare Corporation
-----------------------------------------------------------------------------------
    279  Cedars of Lebanon Nursing Center             First Healthcare Corporation
-----------------------------------------------------------------------------------
    280  Winchester Centre for Health/Rehab.          First Healthcare Corporation
-----------------------------------------------------------------------------------
    281  Riverside Manor Health Care                  First Healthcare Corporation
-----------------------------------------------------------------------------------
    282  Maple Manor Healthcare Center                First Healthcare Corporation
-----------------------------------------------------------------------------------
    286  Columbia Healthcare Facility                 Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    289  San Luis Medical & Rehab Center              First Healthcare Corporation
-----------------------------------------------------------------------------------
    290  Bremen Health Care Center                    Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    294  Windsor Estates Health & Rehab. Ctr.         Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    297  Marigarde-Sylvania Nursing Home              First Healthcare Corporation
-----------------------------------------------------------------------------------
    302  Birchwood Care Center                        First Healthcare Corporation
-----------------------------------------------------------------------------------
    307  Lincoln Nursing Center                       First Healthcare Corporation
-----------------------------------------------------------------------------------
    320  Magnolia Gardens Care Center                 First Healthcare Corporation
-----------------------------------------------------------------------------------
    327  Laurel Ridge Rehab. & Nursing Center         First Healthcare Corporation
-----------------------------------------------------------------------------------
    335  Lawton Healthcare Center                     First Healthcare Corporation
-----------------------------------------------------------------------------------
    350  Valley Gardens Healthcare & Rehab.           First Healthcare Corporation
-----------------------------------------------------------------------------------
    372  Carrollwood Care Center                      Carrollwood Care Center
-----------------------------------------------------------------------------------
    406  Muncie Health Care & Rehab.                  Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    407  Parkwood Health Care Center                  Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    409  Mountain Valley Care and Rehab.              First Healthcare Corporation
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 FAC.                     FACILITY
----------------------------------------------------------------------------------------------------------------------
  NO.                       NAME                                 ADDRESS                    CITY        STATE   ZIP
----------------------------------------------------------------------------------------------------------------------
    411  Alta Vista Healthcare Center                 9020 Garfield Avenue            Riverside          CA    92503
----------------------------------------------------------------------------------------------------------------------
    416  Park Place Health Care Center                1500 32nd Street South          Great Falls        MT    59403
----------------------------------------------------------------------------------------------------------------------
    420  Maywood Acres Healthcare Center              2641 South C. Street            Oxnard             CA    93033
----------------------------------------------------------------------------------------------------------------------
    433  Parkview Acres Care & Rehab Center           200 Oregon Street               Dillon             MT    59725
----------------------------------------------------------------------------------------------------------------------
    436  Valley Healthcare & Rehab. Center            5545 East Lee Street            Tucson             AZ    85712
----------------------------------------------------------------------------------------------------------------------
    441  Mountain Towers Healthcare & Rehab.          3128 Boxeider Drive             Cheyenne           WY    82001
----------------------------------------------------------------------------------------------------------------------
    452  Sunnyside Care Center                        4515 Sunnyside Road, S.E.       Salem              OR    97302
----------------------------------------------------------------------------------------------------------------------
    453  Medford Rehab. & Healthcare Center           625 Stevens Street              Medford            OR    97504
----------------------------------------------------------------------------------------------------------------------
    461  Edmonds Rehab. & Healthcare Center           21008 76th Avenue West          Edmonds            WA    98026
----------------------------------------------------------------------------------------------------------------------
    462  Queen Anne Healthcare                        2717 Dexter Avenue North        Seattle            WA    98109
----------------------------------------------------------------------------------------------------------------------
    481  South Central Wyoming Healthcare & Rehab     542 - 16th Street               Rawlins            WY    82301
----------------------------------------------------------------------------------------------------------------------
    482  Wind River Healthcare & Rehab. Center        1002 Forest Drive               Riverton           WY    82501
----------------------------------------------------------------------------------------------------------------------
    483  Sage View Care Center                        1325 Sage Street                Rock Springs       WY    82901
----------------------------------------------------------------------------------------------------------------------
    501  Blue Hills Alzheimer's Care Center           1044 Park Street                Stoughton          MA    02072
----------------------------------------------------------------------------------------------------------------------
    503  Brigham Manor Nursing & Rehab. Center        77 High Street                  Newburyport        MA    01950
----------------------------------------------------------------------------------------------------------------------
    506  Presentation Nursing & Rehab. Center         10 Bellamy Street               Brighton           MA    02135
----------------------------------------------------------------------------------------------------------------------
    507  Country Manor Rehab. & Nursing Center        180 Low Street                  Newburyport        MA    01950
----------------------------------------------------------------------------------------------------------------------
    508  Crawford Skilled Nursing & Rehab. Center     273 Oak Grove Avenue            Fall River         MA    02723
----------------------------------------------------------------------------------------------------------------------
    513  Hallmark Nursing & Rehab. Center             1123 Rockdale Avenue            New Bedord         MA    02740
----------------------------------------------------------------------------------------------------------------------
    514  Sachem Nursing & Rehab. Center               66 Central Street               East Bridgewater   MA    02333
----------------------------------------------------------------------------------------------------------------------
    516  Hammersmith House Nursing Care Center        73 Chestnut Street              Saugus             MA    01906
----------------------------------------------------------------------------------------------------------------------
    517  Oakwood Rehab. & Nursing Center              11 Pontiac Avenue               Webster            MA    01570
----------------------------------------------------------------------------------------------------------------------
    518  Timberlyn Heights Nursing & Alz. Center      320 Maple Avenue                Great Barrington   MA    01230
----------------------------------------------------------------------------------------------------------------------
    523  Star of David Nursing & Rehab/Alz Center     1100 VFW Parkway                West Roxbury       MA    02132
----------------------------------------------------------------------------------------------------------------------
    525  La Veta Healthcare Center                    920 West La Veta                Orange             CA    92868
----------------------------------------------------------------------------------------------------------------------
         (improvements owned under ground lease)
----------------------------------------------------------------------------------------------------------------------
    526  Brittany Healthcare Center                   168 West Central Street         Natick             MA    01760
----------------------------------------------------------------------------------------------------------------------
    527  Briarwood Health Care Nursing Center         150 Lincoln Street              Needham            MA    02192
----------------------------------------------------------------------------------------------------------------------
    528  Westridge Healthcare Center                  121 Northboro Road              Marlborough        MA    01752
----------------------------------------------------------------------------------------------------------------------
    529  Bolton Manor Nursing Home                    400 Bolton Street               Marborough         MA    07152
----------------------------------------------------------------------------------------------------------------------
    532  Hillcrest Nursing Home                       94 Summer Street                Fitchburg          MA    01420
----------------------------------------------------------------------------------------------------------------------
    534  Country Gardens Sk. Nursing & Rehab.         2045 Grand Army Highway         Swansea            MA    02777
----------------------------------------------------------------------------------------------------------------------
    537  Qunicy Rehab. & Nursing Center               11 McGrath Highway              Quincy             MA    02169
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 FAC.                     FACILITY
-----------------------------------------------------------------------------------
  NO.                       NAME                                  Owner
-----------------------------------------------------------------------------------
    411  Alta Vista Healthcare Center                 First Healthcare Corporation
-----------------------------------------------------------------------------------
    416  Park Place Health Care Center                First Healthcare Corporation
-----------------------------------------------------------------------------------
    420  Maywood Acres Healthcare Center              First Healthcare Corporation
-----------------------------------------------------------------------------------
    433  Parkview Acres Care & Rehab Center           First Healthcare Corporation
-----------------------------------------------------------------------------------
    436  Valley Healthcare & Rehab. Center            First Healthcare Corporation
-----------------------------------------------------------------------------------
    441  Mountain Towers Healthcare & Rehab.          First Healthcare Corporation
-----------------------------------------------------------------------------------
    452  Sunnyside Care Center                        First Healthcare Corporation
-----------------------------------------------------------------------------------
    453  Medford Rehab. & Healthcare Center           First Healthcare Corporation
-----------------------------------------------------------------------------------
    461  Edmonds Rehab. & Healthcare Center           First Healthcare Corporation
-----------------------------------------------------------------------------------
    462  Queen Anne Healthcare                        First Healthcare Corporation
-----------------------------------------------------------------------------------
    481  South Central Wyoming Healthcare & Rehab     First Healthcare Corporation
-----------------------------------------------------------------------------------
    482  Wind River Healthcare & Rehab. Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    483  Sage View Care Center                        First Healthcare Corporation
-----------------------------------------------------------------------------------
    501  Blue Hills Alzheimer's Care Center           First Healthcare Corporation
-----------------------------------------------------------------------------------
    503  Brigham Manor Nursing & Rehab. Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    506  Presentation Nursing & Rehab. Center         First Healthcare Corporation
-----------------------------------------------------------------------------------
    507  Country Manor Rehab. & Nursing Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    508  Crawford Skilled Nursing & Rehab. Center     First Healthcare Corporation
-----------------------------------------------------------------------------------
    513  Hallmark Nursing & Rehab. Center             First Healthcare Corporation
-----------------------------------------------------------------------------------
    514  Sachem Nursing & Rehab. Center               First Healthcare Corporation
-----------------------------------------------------------------------------------
    516  Hammersmith House Nursing Care Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    517  Oakwood Rehab. & Nursing Center              First Healthcare Corporation
-----------------------------------------------------------------------------------
    518  Timberlyn Heights Nursing & Alz. Center      First Healthcare Corporation
-----------------------------------------------------------------------------------
    523  Star of David Nursing & Rehab/Alz Center     First Healthcare Corporation
-----------------------------------------------------------------------------------
    525  La Veta Healthcare Center                    First Healthcare Corporation
-----------------------------------------------------------------------------------
         (improvements owned under ground lease)
-----------------------------------------------------------------------------------
    526  Brittany Healthcare Center                   First Healthcare Corporation
-----------------------------------------------------------------------------------
    527  Briarwood Health Care Nursing Center         First Healthcare Corporation
-----------------------------------------------------------------------------------
    528  Westridge Healthcare Center                  First Healthcare Corporation
-----------------------------------------------------------------------------------
    529  Bolton Manor Nursing Home                    First Healthcare Corporation
-----------------------------------------------------------------------------------
    532  Hillcrest Nursing Home                       First Healthcare Corporation
-----------------------------------------------------------------------------------
    534  Country Gardens Sk. Nursing & Rehab.         First Healthcare Corporation
-----------------------------------------------------------------------------------
    537  Qunicy Rehab. & Nursing Center               First Healthcare Corporation
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 FAC.                     FACILITY
----------------------------------------------------------------------------------------------------------------------
  NO.                       NAME                                 ADDRESS                    CITY        STATE   ZIP
----------------------------------------------------------------------------------------------------------------------
    538  West Roxbury Manor                           5060 Washington Street          West Roxbury       MA    02132
----------------------------------------------------------------------------------------------------------------------
    539  Newton and Wellesley Alzheimer Center        694 Worcester Street            Wellesley          MA    02181
----------------------------------------------------------------------------------------------------------------------
    542  Den-Mar Rehab. & Nursing Center              44 South Street                 Rockport           MA    01966
----------------------------------------------------------------------------------------------------------------------
         (improvements owned under ground lease)
----------------------------------------------------------------------------------------------------------------------
    544  Augusta Rehabilitation Center                187 Eastern Avenue              Augusta            ME    04330
----------------------------------------------------------------------------------------------------------------------
    545  Eastside Rehab. and Living Center            516 Mount Hope Avenue           Bangor             ME    04401
----------------------------------------------------------------------------------------------------------------------
    546  Winship Green Nursing Center                 51 Winship Street               Bath               ME    04530
----------------------------------------------------------------------------------------------------------------------
    547  Brewer Rehabilitation & Living Center        74 Parkway South                Brewer             ME    04412
----------------------------------------------------------------------------------------------------------------------
    549  Kennebunk Nursing Center                     158 Ross Road                   Kennebunk          ME    04043
----------------------------------------------------------------------------------------------------------------------
    550  Norway Rehabilitation & Living Center        24 Marion Avenue                Norway             ME    04268
----------------------------------------------------------------------------------------------------------------------
    552  Shore Village Rehab. & Nursing Center        201 Camden Street               Rockland           ME    04841
----------------------------------------------------------------------------------------------------------------------
    554  Westgate Manor                               750 Union Street                Bangor             ME    04401
----------------------------------------------------------------------------------------------------------------------
    555  Brentwood Rehab. & Nursing Center            122 Portland Street             Yarmouth           ME    04096
----------------------------------------------------------------------------------------------------------------------
    558  Fieldcrest Manor Nursing Home                126 Depot Street                Waldoboro          ME    04572
----------------------------------------------------------------------------------------------------------------------
    559  Birchwood Terrace Healthcare                 43 Starr Farm Road              Burlington         VT    05401
----------------------------------------------------------------------------------------------------------------------
         (Improvements owned under ground lease)
----------------------------------------------------------------------------------------------------------------------
    560  Franklin Woods Health Care Center            2770 Clime Road                 Columbus           OH    42332
----------------------------------------------------------------------------------------------------------------------
    562  Andrew House Healthcare                      66 Clinic Drive                 New Britain        CT    06051
----------------------------------------------------------------------------------------------------------------------
    563  Camelot Nursing & Rehab. Center              89 Viets Street                 New London         CT    06320
----------------------------------------------------------------------------------------------------------------------
    565  Hamilton Rehab. & Healthcare Center          50 Palmer Street                Norwich            CT    06360
----------------------------------------------------------------------------------------------------------------------
    566  Windsor Rehab. & Healthcare Center           581 Poquonock Avenue            Windsor            CT    06095
----------------------------------------------------------------------------------------------------------------------
    567  Nutmeg Pavilion Healthcare                   78 Viets Street Extension       New London         CT    06320
----------------------------------------------------------------------------------------------------------------------
    568  Parkway Pavilion Healthcare                  1157 Enfield Street             Enfield            CT    06082
----------------------------------------------------------------------------------------------------------------------
    569  Chillicothe Nursing & Rehab. Center          60 Marietta Road                Chillecothe        OH    45601
----------------------------------------------------------------------------------------------------------------------
    570  Pickerington Nursing & Rehab. Center         1300 Hill Road North            Pickerington       OH    43147
----------------------------------------------------------------------------------------------------------------------
    571  Logan Health Care Center                     300 Arlington Avenue            Logan              OH    43138
----------------------------------------------------------------------------------------------------------------------
    572  Winchester Place Nsg. & Rehab. Center        36 Lehman Drive                 Canal Winchester   OH    43110
----------------------------------------------------------------------------------------------------------------------
    573  Eagle Pond Rehab. & Living Center            One Love Lane                   South Dennis       MA    02660
----------------------------------------------------------------------------------------------------------------------
    577  Minerva Park Nursing & Rehab. Center         5460 Cleveland Avenue           Columbus           OH    43231
----------------------------------------------------------------------------------------------------------------------
    578  West Lafayette Rehab & Nursing Center        620 East Main Street            West Lafayette     OH    43845
----------------------------------------------------------------------------------------------------------------------
    581  Blueberry Hill Healthcare                    75 Brimbal Avenue               Beverly            MA    01915
----------------------------------------------------------------------------------------------------------------------
    582  Colony House Nursing & Rehab. Center         277 Washington Street           Abington           MA    02351
----------------------------------------------------------------------------------------------------------------------
    583  Embassy House Sk. Nursing & Rehab.           2 Beaumont Avenue               Brockton           MA    02402
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 FAC.                     FACILITY
-----------------------------------------------------------------------------------
  NO.                       NAME                                  Owner
-----------------------------------------------------------------------------------
    538  West Roxbury Manor                           First Healthcare Corporation
-----------------------------------------------------------------------------------
    539  Newton and Wellesley Alzheimer Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    542  Den-Mar Rehab. & Nursing Center              First Healthcare Corporation
-----------------------------------------------------------------------------------
         (improvements owned under ground lease)
-----------------------------------------------------------------------------------
    544  Augusta Rehabilitation Center                First Healthcare Corporation
-----------------------------------------------------------------------------------
    545  Eastside Rehab. and Living Center            First Healthcare Corporation
-----------------------------------------------------------------------------------
    546  Winship Green Nursing Center                 First Healthcare Corporation
-----------------------------------------------------------------------------------
    547  Brewer Rehabilitation & Living Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    549  Kennebunk Nursing Center                     First Healthcare Corporation
-----------------------------------------------------------------------------------
    550  Norway Rehabilitation & Living Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    552  Shore Village Rehab. & Nursing Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    554  Westgate Manor                               First Healthcare Corporation
-----------------------------------------------------------------------------------
    555  Brentwood Rehab. & Nursing Center            First Healthcare Corporation
-----------------------------------------------------------------------------------
    558  Fieldcrest Manor Nursing Home                First Healthcare Corporation
-----------------------------------------------------------------------------------
    559  Birchwood Terrace Healthcare                 First Healthcare Corporation
-----------------------------------------------------------------------------------
         (Improvements owned under ground lease)
-----------------------------------------------------------------------------------
    560  Franklin Woods Health Care Center            First Healthcare Corporation
-----------------------------------------------------------------------------------
    562  Andrew House Healthcare                      First Healthcare Corporation
-----------------------------------------------------------------------------------
    563  Camelot Nursing & Rehab. Center              First Healthcare Corporation
-----------------------------------------------------------------------------------
    565  Hamilton Rehab. & Healthcare Center          First Healthcare Corporation
-----------------------------------------------------------------------------------
    566  Windsor Rehab. & Healthcare Center           First Healthcare Corporation
-----------------------------------------------------------------------------------
    567  Nutmeg Pavilion Healthcare                   First Healthcare Corporation
-----------------------------------------------------------------------------------
    568  Parkway Pavilion Healthcare                  First Healthcare Corporation
-----------------------------------------------------------------------------------
    569  Chillicothe Nursing & Rehab. Center          First Healthcare Corporation
-----------------------------------------------------------------------------------
    570  Pickerington Nursing & Rehab. Center         First Healthcare Corporation
-----------------------------------------------------------------------------------
    571  Logan Health Care Center                     First Healthcare Corporation
-----------------------------------------------------------------------------------
    572  Winchester Place Nsg. & Rehab. Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    573  Eagle Pond Rehab. & Living Center            First Healthcare Corporation
-----------------------------------------------------------------------------------
    577  Minerva Park Nursing & Rehab. Center         First Healthcare Corporation
-----------------------------------------------------------------------------------
    578  West Lafayette Rehab & Nursing Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    581  Blueberry Hill Healthcare                    First Healthcare Corporation
-----------------------------------------------------------------------------------
    582  Colony House Nursing & Rehab. Center         First Healthcare Corporation
-----------------------------------------------------------------------------------
    583  Embassy House Sk. Nursing & Rehab.           First Healthcare Corporation
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 FAC.                     FACILITY
----------------------------------------------------------------------------------------------------------------------
  NO.                       NAME                                 ADDRESS                    CITY        STATE   ZIP
----------------------------------------------------------------------------------------------------------------------
    584  Franklin Sk. Nursing & Rehab. Center         130 Chestnut Street             Franklin           MA    02038
----------------------------------------------------------------------------------------------------------------------
    585  Great Barrington Rehab. & Nursing Ctr.       148 Maple Avenue                Great Barrington   MA    01230
----------------------------------------------------------------------------------------------------------------------
    587  River Terrace                                1675 Main Street                Lancaster          MA    01523
----------------------------------------------------------------------------------------------------------------------
    588  Walden Rehab. & Nursing Center               785 Main Street                 Concord            MA    01742
----------------------------------------------------------------------------------------------------------------------
    591  Dover Rehab. & Living Center                 307 Plaza Drive                 Dover              NH    03820
----------------------------------------------------------------------------------------------------------------------
    592  Greenbriar Terrace Healthcare                55 Harris Road                  Nashua             NH    03062
----------------------------------------------------------------------------------------------------------------------
         (Improvements owned under ground lease)
----------------------------------------------------------------------------------------------------------------------
    593  Hanover Terrace Healthcare                   53 Lyme Road                    Hanover            NH    03755
----------------------------------------------------------------------------------------------------------------------
    634  Cambridge Health & Rehab. Center             1471 Wills Creek Valley Drive   Cambridge          OH    43725
----------------------------------------------------------------------------------------------------------------------
    635  Coshocton Health & Rehab. Center             100 South Whitewoman Street     Coshocton          OH    43812
----------------------------------------------------------------------------------------------------------------------
    637  Evergreen Woods Health & Rehab.              7045 Evergreen Woods Tr.        Springhill         FL    34608
----------------------------------------------------------------------------------------------------------------------
    640  Las Vegas Healthcare & Rehab. Center         2832 South Maryland Parkway     Las Vegas          NV    89109
----------------------------------------------------------------------------------------------------------------------
    641  Torrey Pines Care Center                     1701 South Torrey Pines Drive   Las Vegas          NV    89012
----------------------------------------------------------------------------------------------------------------------
    642  Hillhaven Convalescent Center                                                Las Vegas          NV
----------------------------------------------------------------------------------------------------------------------
    645  Specialty Care of Marietta                   26 Tower Road                   Marietta           GA    30060
----------------------------------------------------------------------------------------------------------------------
    655  Federal Heights Rehab. & Nsg. Center         41 South Ninth Street           Salt Lake City     UT    84102
----------------------------------------------------------------------------------------------------------------------
    660  Savannah Specialty Care Center               11800 Abercom Street            Savannah           GA    31419
----------------------------------------------------------------------------------------------------------------------
    690  Wasatch Valley Rehabilitation                2200 East 3300 South            Salt Lake City     UT    84109
----------------------------------------------------------------------------------------------------------------------
    694  Wedgewood Healthcare Center                  101 Potters Lane                Clarksville        IN    47129
----------------------------------------------------------------------------------------------------------------------
    695  Grayling Health Care Center                                                  Grayling           MI
----------------------------------------------------------------------------------------------------------------------
    704  Guardian Care of Roanoke Rapids              305 Fourteenth Street           Roanoke Rapids     NC    27870
----------------------------------------------------------------------------------------------------------------------
    706  Guardian Care of Henderson                   280 South Beckford Drive        Henderson          NC    27536
----------------------------------------------------------------------------------------------------------------------
    707  Rehab. & Nursing Center of Monroe            1212 Sunset Drive East          Monroe             NC    28112
----------------------------------------------------------------------------------------------------------------------
    711  Guardian Care of Kinston                     907 Cunningham Road             Kinston            NC    28501
----------------------------------------------------------------------------------------------------------------------
    713  Guardian Care of Zebulon                     509 West Gannon Avenue          Zebulon            NC    27597
----------------------------------------------------------------------------------------------------------------------
    723  Guardian Care of Rocky Mount                 160 Winstead Avenue             Rocky Mount        NC    27804
----------------------------------------------------------------------------------------------------------------------
         (Improvements owned under ground lease)
----------------------------------------------------------------------------------------------------------------------
    724  Rehab. & Health Care of Gastonia             416 North Highland Avenue       Gastonia           NC    28052
----------------------------------------------------------------------------------------------------------------------
    726  Guardian Care of Elizabeth City              901 Halstead Boulevard          Elizabeth City     NC    17909
----------------------------------------------------------------------------------------------------------------------
    738  Bay View Nursing & Rehab. Center             516 Willow Street               Alameda            CA    94501
----------------------------------------------------------------------------------------------------------------------
    742  Sonoran Rehab. & Care Center                 4202 North 20th Avenue          Phoenix            AZ    85015
----------------------------------------------------------------------------------------------------------------------
    743  Desert Life Rehab. & Care Center             1919 W. Medical Street          Tucson             AZ    85704
----------------------------------------------------------------------------------------------------------------------
    744  Cherry Hills Health Care Center              3575 South Washington Street    Englewood          CO    80110
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 FAC.                     FACILITY
-----------------------------------------------------------------------------------
  NO.                       NAME                                  Owner
-----------------------------------------------------------------------------------
    584  Franklin Sk. Nursing & Rehab. Center         First Healthcare Corporation
-----------------------------------------------------------------------------------
    585  Great Barrington Rehab. & Nursing Ctr.       First Healthcare Corporation
-----------------------------------------------------------------------------------
    587  River Terrace                                First Healthcare Corporation
-----------------------------------------------------------------------------------
    588  Walden Rehab. & Nursing Center               First Healthcare Corporation
-----------------------------------------------------------------------------------
    591  Dover Rehab. & Living Center                 First Healthcare Corporation
-----------------------------------------------------------------------------------
    592  Greenbriar Terrace Healthcare                First Healthcare Corporation
-----------------------------------------------------------------------------------
         (Improvements owned under ground lease)
-----------------------------------------------------------------------------------
    593  Hanover Terrace Healthcare                   First Healthcare Corporation
-----------------------------------------------------------------------------------
    634  Cambridge Health & Rehab. Center             Nationwide Care, Inc.
-----------------------------------------------------------------------------------
    635  Coshocton Health & Rehab. Center             Nationwide Care, Inc.
-----------------------------------------------------------------------------------
    637  Evergreen Woods Health & Rehab.              Nationwide Care, Inc.
-----------------------------------------------------------------------------------
    640  Las Vegas Healthcare & Rehab. Center         First Healthcare Corporation
-----------------------------------------------------------------------------------
    641  Torrey Pines Care Center                     First Healthcare Corporation
-----------------------------------------------------------------------------------
    642  Hillhaven Convalescent Center                First Healthcare Corporation
-----------------------------------------------------------------------------------
    645  Specialty Care of Marietta                   First Healthcare Corporation
-----------------------------------------------------------------------------------
    655  Federal Heights Rehab. & Nsg. Center         First Healthcare Corporation
-----------------------------------------------------------------------------------
    660  Savannah Specialty Care Center               First Healthcare Corporation
-----------------------------------------------------------------------------------
    690  Wasatch Valley Rehabilitation                First Healthcare Corporation
-----------------------------------------------------------------------------------
    694  Wedgewood Healthcare Center                  First Healthcare Corporation
-----------------------------------------------------------------------------------
    695  Grayling Health Care Center                  First Healthcare Corporation
-----------------------------------------------------------------------------------
    704  Guardian Care of Roanoke Rapids              First Healthcare Corporation
-----------------------------------------------------------------------------------
    706  Guardian Care of Henderson                   First Healthcare Corporation
-----------------------------------------------------------------------------------
    707  Rehab. & Nursing Center of Monroe            First Healthcare Corporation
-----------------------------------------------------------------------------------
    711  Guardian Care of Kinston                     First Healthcare Corporation
-----------------------------------------------------------------------------------
    713  Guardian Care of Zebulon                     First Healthcare Corporation
-----------------------------------------------------------------------------------
    723  Guardian Care of Rocky Mount                 First Healthcare Corporation
-----------------------------------------------------------------------------------
         (Improvements owned under ground lease)
-----------------------------------------------------------------------------------
    724  Rehab. & Health Care of Gastonia             First Healthcare Corporation
-----------------------------------------------------------------------------------
    726  Guardian Care of Elizabeth City              First Healthcare Corporation
-----------------------------------------------------------------------------------
    738  Bay View Nursing & Rehab. Center             First Healthcare Corporation
-----------------------------------------------------------------------------------
    742  Sonoran Rehab. & Care Center                 First Healthcare Corporation
-----------------------------------------------------------------------------------
    743  Desert Life Rehab. & Care Center             First Healthcare Corporation
-----------------------------------------------------------------------------------
    744  Cherry Hills Health Care Center              First Healthcare Corporation
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 FAC.                     FACILITY
----------------------------------------------------------------------------------------------------------------------
  NO.                       NAME                                 ADDRESS                    CITY        STATE   ZIP
----------------------------------------------------------------------------------------------------------------------
    745  Aurora Care Center                           10201 East Third Avenue         Aurora             CO    80010
----------------------------------------------------------------------------------------------------------------------
    746  Homestead Health Care & Rehab. Center        4735 South 54th Street          Lincoln            NE    68516
----------------------------------------------------------------------------------------------------------------------
    764  Woodside Convalescent Center                 501 8th Avenue Southeast        Rochester          MN    55904
----------------------------------------------------------------------------------------------------------------------
    765  Eastview Mecial & Rehab. Center              729 Park Street                 Antigo             WI    54409
----------------------------------------------------------------------------------------------------------------------
    766  Colonial Manor Medical & Rehab Center        1010 East Wausau Avenue         Wausau             WI    54403
----------------------------------------------------------------------------------------------------------------------
    767  Colony Oaks Care Center                      601 Briarcliff Drive            Appleton           WI    54915
----------------------------------------------------------------------------------------------------------------------
    769  North Ridge Med. & Rehab. Center             1445 North 7th Street           Manitowoc          WI    54220
----------------------------------------------------------------------------------------------------------------------
    770  Vallhaven Care Center                        125 Byrd Avenue                 Neenah             WI    54956
----------------------------------------------------------------------------------------------------------------------
    771  Kennedy Park Medical & Rehab. Center         6001 Alderson Street            Schofield          WI    54476
----------------------------------------------------------------------------------------------------------------------
    772  Family Heritage Med. & Rehab. Center         130 Strawberry Lane             Wisconsin Rapid    WI    54494
----------------------------------------------------------------------------------------------------------------------
    773  Mt. Carmel Medical & Rehab. Center           677 East State Street           Burlington         WI    53105
----------------------------------------------------------------------------------------------------------------------
    774  Mt. Carmel Health & Rehab. Center            5700 West Layton Avenue         Milwaukee          WI    53220
----------------------------------------------------------------------------------------------------------------------
    775  Sheridan Medical Complex                     8400 Sheridan Road              Kenosha            WI    53140
----------------------------------------------------------------------------------------------------------------------
    776  Woodstock Health & Rehab. Center             3415 Sheridan Road              Kenosha            WI    53140
----------------------------------------------------------------------------------------------------------------------
    777  Clara Barton Terrace                                                         Flint              MI
----------------------------------------------------------------------------------------------------------------------
    778  Mary Avenue Care Center                                                      Lansing            MI
----------------------------------------------------------------------------------------------------------------------
    779  Westview Nursing & Rehab. Center             1510 Clinic Drive               Bedford            IN    47421
----------------------------------------------------------------------------------------------------------------------
    780  Columbus Health & Rehab. Center              2100 Midway                     Columbus           IN    47201
----------------------------------------------------------------------------------------------------------------------
    782  Danville Centre for Health & Rehab.          642 North 3rd Street            Danville           KY    40422
----------------------------------------------------------------------------------------------------------------------
    783  Lexington Centre for Health & Rehab.         353 Waller Avenue               Lexington          KY    40504
----------------------------------------------------------------------------------------------------------------------
    784  North Centre for Health & Rehab.             6000 Hunting Road               Louisville         KY    40222
----------------------------------------------------------------------------------------------------------------------
    785  Hillcrest Health Care Center                 3740 Old Hartford Road          Owensboro          KY    42303
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 FAC.                     FACILITY
-----------------------------------------------------------------------------------
  NO.                       NAME                                  Owner
-----------------------------------------------------------------------------------
    745  Aurora Care Center                           First Healthcare Corporation
-----------------------------------------------------------------------------------
    746  Homestead Health Care & Rehab. Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    764  Woodside Convalescent Center                 First Healthcare Corporation
-----------------------------------------------------------------------------------
    765  Eastview Mecial & Rehab. Center              First Healthcare Corporation
-----------------------------------------------------------------------------------
    766  Colonial Manor Medical & Rehab Center        First Healthcare Corporation
-----------------------------------------------------------------------------------
    767  Colony Oaks Care Center                      First Healthcare Corporation
-----------------------------------------------------------------------------------
    769  North Ridge Med. & Rehab. Center             First Healthcare Corporation
-----------------------------------------------------------------------------------
    770  Vallhaven Care Center                        First Healthcare Corporation
-----------------------------------------------------------------------------------
    771  Kennedy Park Medical & Rehab. Center         First Healthcare Corporation
-----------------------------------------------------------------------------------
    772  Family Heritage Med. & Rehab. Center         First Healthcare Corporation
-----------------------------------------------------------------------------------
    773  Mt. Carmel Medical & Rehab. Center           First Healthcare Corporation
-----------------------------------------------------------------------------------
    774  Mt. Carmel Health & Rehab. Center            First Healthcare Corporation
-----------------------------------------------------------------------------------
    775  Sheridan Medical Complex                     First Healthcare Corporation
-----------------------------------------------------------------------------------
    776  Woodstock Health & Rehab. Center             First Healthcare Corporation
-----------------------------------------------------------------------------------
    777  Clara Barton Terrace                         First Healthcare Corporation
-----------------------------------------------------------------------------------
    778  Mary Avenue Care Center                      First Healthcare Corporation
-----------------------------------------------------------------------------------
    779  Westview Nursing & Rehab. Center             Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    780  Columbus Health & Rehab. Center              Hillhaven/Indiana Partnership
-----------------------------------------------------------------------------------
    782  Danville Centre for Health & Rehab.          First Healthcare Corporation
-----------------------------------------------------------------------------------
    783  Lexington Centre for Health & Rehab.         First Healthcare Corporation
-----------------------------------------------------------------------------------
    784  North Centre for Health & Rehab.             First Healthcare Corporation
-----------------------------------------------------------------------------------
    785  Hillcrest Health Care Center                 First Healthcare Corporation
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 FAC.                     FACILITY
----------------------------------------------------------------------------------------------------------------------
  NO.                       NAME                                 ADDRESS                    CITY        STATE   ZIP
----------------------------------------------------------------------------------------------------------------------
    787  Woodland Terrace Health Care Fac.            1117 Woodland Drive             Elizabethtown      KY    42701
----------------------------------------------------------------------------------------------------------------------
    791  Rehab. & Healthcare Ctr. of Huntsville       105 Teakwood Drive              Huntsville         AL    35801
----------------------------------------------------------------------------------------------------------------------
    796  Hacienda Rehab. & Care Center                660 S. Coronado Drive           Sierra Vista       AZ    85635
----------------------------------------------------------------------------------------------------------------------
    802  Bridgepark Ctr. for Rehab. & Nsg. Sv.        145 Olive Street                Akron              OH    44310
----------------------------------------------------------------------------------------------------------------------
    804  Rehab. & Healthc. Ctr. of Birmingham         2728 Tenth Avenue South         Birmingham         AL    35205
----------------------------------------------------------------------------------------------------------------------
         (improvements owned under ground lease)
----------------------------------------------------------------------------------------------------------------------
    806  Chapel Hill Rehab. & Healthcare Ctr.         1602 East Franklin Street       Chapel Hill        NC    27514
----------------------------------------------------------------------------------------------------------------------
    822  Primacy Healthcare & Rehab. Ctr.             6025 Primacy Parkway            Memphis            TN    38119
----------------------------------------------------------------------------------------------------------------------
    824  Rehab. & Healthcare Ctr. of Mobile           1758 Spring Hill Avenue         Mobile             AL    36607
----------------------------------------------------------------------------------------------------------------------
         (Improvements owned under ground lease)
----------------------------------------------------------------------------------------------------------------------
    825  Nansemond Pointe Rehab. & HC Ctr.            200 West Constance Road         Suffolk            VA    23434
----------------------------------------------------------------------------------------------------------------------
    826  Harbour Pointe Med. & Rehab. Centre          1005 Hampton Boulevard          Norfolk            VA    23507
----------------------------------------------------------------------------------------------------------------------
    829  River Pointe Rehab. & Healthcare Center      4142 Bonney Road                Virginia Beach     VA    23452
----------------------------------------------------------------------------------------------------------------------
    836  Rehab. & Healthcare Ctr. of Tampa            4411 North Habana Avenue        Tampa              FL    33614
----------------------------------------------------------------------------------------------------------------------
    837  Rehab. & Health Ctr. of Cape Coral           2629 Del Prado Boulevard        Cape Coral         FL    33904
----------------------------------------------------------------------------------------------------------------------
    842  Bay Pointe Medical & Rehab. Centre           1148 First Colonial Road        Virginia Beach     VA    23454
----------------------------------------------------------------------------------------------------------------------
    851  Villa Campana Health Center                  6651 East Carondelet Drive      Tucson             AZ    85710
----------------------------------------------------------------------------------------------------------------------
    853  Kachina Point Health Care & Rehab.           505 Jacks Canyon Road           Sedona             AZ    86351
----------------------------------------------------------------------------------------------------------------------
    859  Castle Garden Care Center                    401 Malley Drive                Northglenn         CO    80233
----------------------------------------------------------------------------------------------------------------------
    864  Harrodsburg Health Care Center               853 Lexington Road              Harrodsburg        KY    40330
----------------------------------------------------------------------------------------------------------------------
    868  Lebanon Country Manor                        700 Monroe Road                 Lebanon            OH    45036
----------------------------------------------------------------------------------------------------------------------
    873  Brighton Care Center                         2025 East Egbert Street         Brighton           CO    80601
----------------------------------------------------------------------------------------------------------------------
    884  Masters Health Care Center                   278 Dry Valley Road             Algood             TN    38506
----------------------------------------------------------------------------------------------------------------------
    922  Windsor Woods Convalescent Ctr.              13719 Dallas Drive              Hudson             FL    34667
----------------------------------------------------------------------------------------------------------------------
    982  Village Square Nsg. & Rehab. Center          1586 West San Marcos Boulevard  San Marcos         CA    92069
----------------------------------------------------------------------------------------------------------------------
    920  Marietta Convalescent Center                                                 Marietta           OH
----------------------------------------------------------------------------------------------------------------------
 (3636)
----------------------------------------------------------------------------------------------------------------------
    985  Harrington House Nsg. & Rehab. Center        160 Main Street                 Walpole            MA    02081
----------------------------------------------------------------------------------------------------------------------
   1217  Casa Mora Rehab. & Extended Care             1902 49th Street West           Bradenton          FL    34209
----------------------------------------------------------------------------------------------------------------------
         (Improvements owned under ground lease)
----------------------------------------------------------------------------------------------------------------------
    421  North Broward Rehab. & Nsg. Center           402 East Sample Road            Pompano Beach      FL    33064
----------------------------------------------------------------------------------------------------------------------
 (1218)
----------------------------------------------------------------------------------------------------------------------
    511  Highland Pines Rehab. Center                 111 South Highland Avenue       Clearwater         FL    34616
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 FAC.                     FACILITY
-----------------------------------------------------------------------------------
  NO.                       NAME                                  Owner
-----------------------------------------------------------------------------------
    787  Woodland Terrace Health Care Fac.            First Healthcare Corporation
-----------------------------------------------------------------------------------
    791  Rehab. & Healthcare Ctr. of Huntsville       First Healthcare Corporation
-----------------------------------------------------------------------------------
    796  Hacienda Rehab. & Care Center                First Healthcare Corporation
-----------------------------------------------------------------------------------
    802  Bridgepark Ctr. for Rehab. & Nsg. Sv.        First Healthcare Corporation
-----------------------------------------------------------------------------------
    804  Rehab. & Healthc. Ctr. of Birmingham         First Healthcare Corporation
-----------------------------------------------------------------------------------
         (improvements owned under ground lease)
-----------------------------------------------------------------------------------
    806  Chapel Hill Rehab. & Healthcare Ctr.         First Healthcare Corporation
-----------------------------------------------------------------------------------
    822  Primacy Healthcare & Rehab. Ctr.             First Healthcare Corporation
-----------------------------------------------------------------------------------
    824  Rehab. & Healthcare Ctr. of Mobile           First Healthcare Corporation
-----------------------------------------------------------------------------------
         (Improvements owned under ground lease)
-----------------------------------------------------------------------------------
    825  Nansemond Pointe Rehab. & HC Ctr.            First Healthcare Corporation
-----------------------------------------------------------------------------------
    826  Harbour Pointe Med. & Rehab. Centre          First Healthcare Corporation
-----------------------------------------------------------------------------------
    829  River Pointe Rehab. & Healthcare Center      First Healthcare Corporation
-----------------------------------------------------------------------------------
    836  Rehab. & Healthcare Ctr. of Tampa            First Healthcare Corporation
-----------------------------------------------------------------------------------
    837  Rehab. & Health Ctr. of Cape Coral           First Healthcare Corporation
-----------------------------------------------------------------------------------
    842  Bay Pointe Medical & Rehab. Centre           First Healthcare Corporation
-----------------------------------------------------------------------------------
    851  Villa Campana Health Center                  First Healthcare Corporation
-----------------------------------------------------------------------------------
    853  Kachina Point Health Care & Rehab.           First Healthcare Corporation
-----------------------------------------------------------------------------------
    859  Castle Garden Care Center                    First Healthcare Corporation
-----------------------------------------------------------------------------------
    864  Harrodsburg Health Care Center               First Healthcare Corporation
-----------------------------------------------------------------------------------
    868  Lebanon Country Manor                        First Healthcare Corporation
-----------------------------------------------------------------------------------
    873  Brighton Care Center                         First Healthcare Corporation
-----------------------------------------------------------------------------------
    884  Masters Health Care Center                   First Healthcare Corporation
-----------------------------------------------------------------------------------
    922  Windsor Woods Convalescent Ctr.              WindsorWoods Nsg.Hm.Prtnrs.
-----------------------------------------------------------------------------------
    982  Village Square Nsg. & Rehab. Center          San Macros Nsg. Hm. Ptnrsh.
-----------------------------------------------------------------------------------
    920  Marietta Convalescent Center                 Nationwide Care, Inc.
-----------------------------------------------------------------------------------
 (3636)
-----------------------------------------------------------------------------------
    985  Harrington House Nsg. & Rehab. Center        New Pond Village Associates
-----------------------------------------------------------------------------------
   1217  Casa Mora Rehab. & Extended Care             Ventas, Inc.
-----------------------------------------------------------------------------------
         (Improvements owned under ground lease)
-----------------------------------------------------------------------------------
    421  North Broward Rehab. & Nsg. Center           Ventas, Inc.
-----------------------------------------------------------------------------------
 (1218)
-----------------------------------------------------------------------------------
    511  Highland Pines Rehab. Center                 Ventas, Inc.
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 FAC.                     FACILITY
----------------------------------------------------------------------------------------------------------------------
  NO.                       NAME                                 ADDRESS                    CITY        STATE   ZIP
----------------------------------------------------------------------------------------------------------------------
 (1220)
----------------------------------------------------------------------------------------------------------------------
   1221  Courtland Gardens Health Center, Inc.        53 Courtland Avenue             Stamford           CT    06902
----------------------------------------------------------------------------------------------------------------------
   1224  Health Havens Nursing & Rehab. Center        100 Wampanoag Trail             E. Providence      RI    02915
----------------------------------------------------------------------------------------------------------------------
   1226  Homestead Health Care                        160 Glenbrook Road              Stamford           CT    06902
----------------------------------------------------------------------------------------------------------------------
    422  Lafayette Nursing & Rehab. Center            110 Brandywine Boulevard        Fayetteville       GA    30214
----------------------------------------------------------------------------------------------------------------------
 (1228)
----------------------------------------------------------------------------------------------------------------------
   1231  Oak Hill Nursing & Rehab. Center             544 Pleasant Street             Pawtucket          RI    02860
----------------------------------------------------------------------------------------------------------------------
    423  Pompano Rehab/Nursing Center                 51 West Sample Road             Pompano Beach      FL    33064
----------------------------------------------------------------------------------------------------------------------
 (1232)
----------------------------------------------------------------------------------------------------------------------
    424  Abbey Rehab. & Nursing Center                7101 9th Street, North          St. Petersburg     FL    33702
----------------------------------------------------------------------------------------------------------------------
 (1233)
----------------------------------------------------------------------------------------------------------------------
    425  San Pedro Manor                              515 W. Ashby Place              San Antonio        TX    78212
----------------------------------------------------------------------------------------------------------------------
 (1234)
----------------------------------------------------------------------------------------------------------------------
    426  Wyomissing Nursing & Rehab. Center           1000 E. Wyomissing Boulevard    Reading            PA    19611
----------------------------------------------------------------------------------------------------------------------
 (1237)
----------------------------------------------------------------------------------------------------------------------
   1238  Tucker Nursing Center                        2165 Idlewood Road              Tucker             GA    30084
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 FAC.                     FACILITY
-----------------------------------------------------------------------------------
  NO.                       NAME                                  Owner
-----------------------------------------------------------------------------------
 (1220)
-----------------------------------------------------------------------------------
   1221  Courtland Gardens Health Center, Inc.        Ventas, Inc.
-----------------------------------------------------------------------------------
   1224  Health Havens Nursing & Rehab. Center        Health Haven Associates, L.P.
-----------------------------------------------------------------------------------
   1226  Homestead Health Care                        Ventas, Inc.
-----------------------------------------------------------------------------------
    422  Lafayette Nursing & Rehab. Center            Ventas, Inc.
-----------------------------------------------------------------------------------
 (1228)
-----------------------------------------------------------------------------------
   1231  Oak Hill Nursing & Rehab. Center             Oak Hill Nursing Ass., L.P.
-----------------------------------------------------------------------------------
    423  Pompano Rehab/Nursing Center                 Ventas, Inc.
-----------------------------------------------------------------------------------
 (1232)
-----------------------------------------------------------------------------------
    424  Abbey Rehab. & Nursing Center                Ventas, Inc.
-----------------------------------------------------------------------------------
 (1233)
-----------------------------------------------------------------------------------
    425  San Pedro Manor                              Ventas, Inc.
-----------------------------------------------------------------------------------
 (1234)
-----------------------------------------------------------------------------------
    426  Wyomissing Nursing & Rehab. Center           Ventas, Inc.
-----------------------------------------------------------------------------------
 (1237)
-----------------------------------------------------------------------------------
   1238  Tucker Nursing Center                        Ventas, Inc.
-----------------------------------------------------------------------------------

                       SCHEDULE 4.25 TO CREDIT AGREEMENT

                 OWNER OF FACILITY ON CLOSING DATE - HOSPITALS

Facility.
No.            Facility Name              Address                        City               ST       Zip          Owner
647            Vencor Hospital.           5100 West Sahara Avenue        Las Vegas          NV       89102        Ventas, Inc.
               Las Vegas

641            Vencor Hospital.           1701 South Torrey Pines        Las Vegas          NV       89102        First Healthcare
               Las Vegas West                                                                                     Corporation
               (Hospital located within
               Torrey Pines Care Center)

644            THC . Orange County        875 North Brea Blvd.           Brea               CA       92821        Ventas, Inc.

664            Vencor Hospital            700 High Street, N.W.          Albuquerque        NM       87102        Ventas, Inc.
               .Albequerque
               (OWN IMPROVEMENTS
               UNDERGROUND LEASE)

617            Vencor Hospital.           601 South Carlin Springs Road  Arlington          VA       22204        Vencor Hospitals
               Arlington, VA                                                                                      East, Inc.


688            Vencor Hospital.           1515 Commonwealth Avenue       Boston             MA        2135        Hahnemann
               Boston                                                                                             Hospital, Inc.

673            Vencor Hospital.           15 King Street                 Peabody            MA        1960        Ventas, Inc.
               Boston  Northshore

674            Vencor Hospital.           4801 North Howard Avenue       Tampa              FL       33603        Ventas, Inc.
               Central Tampa

628            Vencor Hospital.           709 Walnut Street              Chattanooga        TN       37402        Ventas, Inc.
               Chattanooga

0637           Vencor Hospital.           2544 West Montrose Avenue      Chicago            IL       60618        Vencor Hospitals
               Chicago North                                                                                      Illinois, Inc.

602            Vencor Hospital.           5190 Southwest 8th Street      Coral Gables        FL      33134        Ventas, Inc.
               Coral Gables

665            Vencor Hospital.           1920 High Street               Denver              CO      80218        Ventas, Inc.
               Denver

675            Vencor Hospital.           26400 West Outer Drive         Lincoln Park        MI      48146        Ventas, Inc.
               Detroit

653            Vencor Hospital.           7800 Oakmont Blvd.             Ft. Worth           TX      76132        Ventas, Inc.
               Ft. Worth Southwest

668            Vencor Hospital.           815 Eighth Avenue              Ft. Worth           TX      76104        Ventas, Inc.
               Ft. Worth West

645            Vencor Hospital.           1516 East Las Olas Blvd.       Ft. Lauderdale      FL      33301        Ventas, inc.
               Ft. Lauderdale

662            Vencor Hospital.           2401 Southside Blvd.           Greensboro          NC       2746        Vencor Hospitals
               Greensboro                                                                                         East, Inc.

676            Vencor Hospital.           1859 Van Buren Street          Hollywood           FL      33020        Ventas, Inc.
               Hollywood

685            Vencor Hospital.           6441 Main Street               Houston             TX      77030        Ventas, Inc.
               Houston
               (OWN IMPROVEMENTS
               UNDERGROUND LEASE)

654            Vencor Hospital.           11297 Fallbrook Drive          Houston             TX      77065        Ventas, Inc.
               Houston Northwest

638            Vencor Hospital.           1700 West 10th Street          Indianapolis        IN      46222        Ventas, Inc.
               Indianapolis

612            Vencor Hospital.           8701 Troost                    Kansas City         MO      64131        Ventas, Inc.
               Kansas City

620            Vencor Hospital.           207 North Towline Road         LaGrange            IN      46761        Ventas, Inc.
               LaGrange

633            Vencor Hospital.           1313 St. Anthony Place         Louisville         KY       40204        Ventas, Inc.
               Louisville

660            Vencor Hospital.           1802 Hwy. 157 North            Mansfield          TX       76063        Ventas, Inc.
               Mansfield

677            Vencor Hospital.           700 M.L. King, Jr. Blvd.       Detroit            MI       48208        Ventas, Inc.
               Metro Detroit

659            Vencor Hospital.           4101 Golden Valley Road        Golden Valley      MN       55422        Ventas, Inc.
               Minneapolis

631            Vencor Hospital.           5700 West Layton Avenue        Milwaukee          WI       53220        Vencor Hospitals
               Mt. Carmel                                                                                         East, Inc.

666            Vencor Hospital.           3601 Coliseum Street           New Orleans        LA       70115        Ventas, Inc.
               New Orleans

656            Vencor Hospital.           40 East Indianola Avenue       Phoenix            AZ       85012        Ventas, Inc.
               Phoenix

658            Vencor Hospital.           355 North Wilmot Road          Tucson             AZ       85711        Ventas, Inc.
               Tucson

607            Vencor Hospital.           550 North Monterey Avenue      Ontario            CA       91764        Ventas, Inc.
               Ontario

622            Vencor Hospital.           2800 Benedict Drive            San Leandro        CA       94577        Ventas, Inc.
               San Leandro

642            Vencor Hospital.           200 Hospital Circle            Westminster        CA       92683        Ventas, Inc.
               Orange County

648            Vencor Hospital.           1940 El Cajon Blvd.            San Diego          CA       92104        Ventas, Inc.
               San Diego

611            Vencor Hospital.           303 Sixth Street               St. Petersburg     FL       33705        Ventas, Inc.
               St. Petersburg

652            Vencor Hospital.           801 Oak Street                 Green Cove Spring  FL       32043        Ventas, Inc.
               North Florida

615            Vencor Hospital.           225 Edward Street              Sycamore           IL       60178        Vencor Hospitals
               Sycamore                                                                                           Illinois, Inc.

690            Vencor Hospital.           365 East North Avenue          Northlake          IL       60164        Vencor Hospitals
               Northlake                                                                                          Illinois, Inc.

680            Vencor Hospital.           4930 Lindell Blvd.             St. Louis          MO       63108        Ventas, Inc.
               St. Louis

618            Vencor Hospital.           1407 North Robinson Avenue     Oklahoma City      OK       73103        Ventas, Inc.
               Oklahoma City

614            Vencor Hospital.           6129 Palmetto Street           Philadelphia       PA       19111        Vencor Hospitals
               Philadelphia                                                                                       East, Inc.

619            Vencor Hospital.           7777 Steubenville Pike         Oakdale            PA       15071        Vencor Hospitals
               Pittsburgh                                                                                         East, Inc.

635            Vencor Hospital.           3636 Medical Drive             San Antonio        TX       78229        Ventas, Inc.
               San Antonio

693            Recovery Inn of Menlo      570 Willow Road                Menlo Park         CA       94025        Ventas, Inc.
               Park

671            Vencor . Lakeshore         6130 North Sheridan Road       Chicago            IL       60660        Ventas, Inc.

                                  SCHEDULE 5.8

                      INDEMNIFIED CONTINGENT OBLIGATIONS



Obligation                        Amount              Indemnity From:
----------                        ------              ---------------
                                  ($ in millions)

949 - Ledgewood Health Care       1.8                 Vencor Operating, Inc.

983 - Clark House                 3.3                 Vencor Operating, Inc.

995 - Starr Farm                  2.1                 Vencor Operating, Inc.

920 - Jackson Browne              0.8

227 - leased IRB                  0.4                 Vencor Operating, Inc.

3440/7188 - New Pond Village      34                  Atria Communities, Inc.

Omega Healthcare                  0.3                 Vencor Operating, Inc.

Tenet Guarantee Reimb. Agmt       ---                 Vencor Operating, Inc.

390 - Carmel Mountain             5.4                 Sun Healthcare Group, Inc.

                                 SCHEDULE 5.22

                         EXISTING AFFILIATE AGREEMENTS


1. Amended and Restated Guarantee Reimbursement Agreement dated as of April 29, 1998, among Vencor, Inc., Vencor Healthcare Inc. and Tenet Healthcare Corporation, Inc.

1. Management Agreements dated as of January 31, 1990 between Tenet Healthcare Corporation (formerly named National Medical Enterprises, Inc.) and Vencor (as successor by merger to The Hillhaven Corporation) relating to the following facilities:


          Fac. No.         Facility Name
          --------         -------------

          902              Alvarado Convalescent, San Diego, California

          974              J.D. French Center, Los Alamitos, California

          169              Menorah House, Palm Beach, Florida

          815              Del Ray Beach, Del Ray Beach, Florida

          98               Northshore Living Center, Slidell, Louisiana

          993              Brookhaven Nursing Center, Carrollton, Texas
          990              Jo Ellen Smith, New Orleans, Louisiana

1. Tax Sharing Agreement dated as of January 31, 1990 between Tenet Healthcare Corporation (formerly named National Medical Enterprises, Inc.) and Vencor (as successor by merger to The Hillhaven Corporation).

1. Insurance Agreement dated as of January 31, 1990 between Tenet Healthcare Corporation (formerly named National Medical Enterprises, Inc.) and Vencor (as successor by merger to The Hillhaven Corporation).

1. Agreement dated as of August 22, 1995, among Vencor (as successor by merger to The Hillhaven Corporation), Vencor and Tenet Healthcare Corporation.

                               TABLE OF CONTENTS
                               -----------------

                                                                     Page
                                                                     ----

ARTICLE I      DEFINITIONS                                              1

Section 1.1.   Definitions                                              1
Section 1.2.   Accounting Terms and Determinations                     27
Section 1.3.   Types of Borrowings                                     27

ARTICLE II     THE CREDITS                                             28

Section 2.1.   Commitments to Lend                                     28
Section 2.2.   Notice of Borrowing                                     32
Section 2.3.   Intentionally Omitted.                                  34
Section 2.4.   Notice to Banks; Funding of Loans                       35
Section 2.5.   Notes                                                   36
Section 2.6.   Maturity of Loans                                       37
Section 2.7.   Interest Rates                                          37
Section 2.8.   Fees                                                    40
Section 2.9.   Mandatory Termination                                   41
Section 2.10.  Mandatory Prepayment                                    42
Section 2.11.  Optional Prepayments                                    43
Section 2.12.  General Provisions as to Payments                       46
Section 2.13.  Funding Losses                                          47
Section 2.14.  Computation of Interest and Fees                        48
Section 2.15.  Method of Electing Interest Rates                       48
Section 2.16.  Letters of Credit                                       50
Section 2.17.  Letter of Credit Usage Absolute                         54

ARTICLE III    CONDITIONS                                              55

Section 3.1.   Closing                                                 55
Section 3.2.   Borrowings                                              58
Section 3.3.   Additional Real Property Assets.                        60

ARTICLE IV     REPRESENTATIONS AND WARRANTIES                          62

                                                                      Page
                                                                      ----
Section 4.1.   Existence and Power                                     62
Section 4.2.   Power and Authority                                     62
Section 4.3.   No Violation; Government Approvals; Licenses            63
Section 4.4.   Financial Information                                   64
Section 4.5.   Litigation                                              64
Section 4.6.   Compliance with ERISA                                   65
Section 4.7.   Environmental Compliance                                65
Section 4.8.   Taxes                                                   67
Section 4.9.   Full Disclosure                                         67
Section 4.10.  Solvency                                                67
Section 4.11.  Use of Proceeds; Margin Regulations                     67
Section 4.12.  Investment Company Act; Public Utility
                 Holding Company Act                                   68
Section 4.13.  Closing Date Transactions                               68
Section 4.14.  Representations and Warranties in Loan Documents        68
Section 4.15.  Patents, Trademarks, etc.                               68
Section 4.16.  No Default                                              69
Section 4.17.  Compliance With Law                                     69
Section 4.18.  Brokers' Fees                                           69
Section 4.19.  Labor Matters                                           69
Section 4.20.  Organizational Documents                                70
Section 4.21.  Principal Offices                                       70
Section 4.22.  Ownership of Property                                   70
Section 4.23.  Insurance                                               70
Section 4.24.  "Year 2000" Compliance                                  70
Section 4.25.  REIT Status                                             71

ARTICLE V      AFFIRMATIVE AND NEGATIVE COVENANTS                      71

Section 5.1.   Information                                             71
Section 5.2.   Payment of Obligations                                  76
Section 5.3.   Maintenance of Property; Insurance                      76
Section 5.4.   Conduct of Business                                     77
Section 5.5.   Compliance with Laws                                    77
Section 5.6.   Inspection of Property, Books and Records               77
Section 5.7.   Existence                                               78
Section 5.8.   Financial Covenants                                     78
Section 5.9.   Restriction on Fundamental Changes;

                                                                      Page
                                                                      ----
                  Operation and Control                                80
Section 5.10.  Fiscal Year; Fiscal Quarter                             81
Section 5.11.  Margin Stock                                            82
Section 5.12.  Development Activities                                  82
Section 5.13.  Interest Rate Protection                                82
Section 5.14.  Investments in Non-Healthcare Related Assets            82
Section 5.15.  Investments in Minority Holdings                        83
Section 5.16.  Use of Proceeds                                         83
Section 5.17.  Sale of Unencumbered Asset Pool Properties.             84
Section 5.18.  Limitations On Subsidiary Debt                          84
Section 5.19.  Restrictions on Pledge                                  84
Section 5.20.  Release of Properties.                                  85
Section 5.21.  REIT Status                                             85
Section 5.22.  Affiliate Transactions.                                 86
Section 5.23.  Leases.                                                 86
Section 5.24.  New Subsidiaries.                                       89
Section 5.25.  Borrower's Restructuring                                89

ARTICLE VI     DEFAULTS                                                90

Section 6.1.   Events of Default                                       90
Section 6.2.   Rights and Remedies                                     94
Section 6.3.   Notice of Default                                       94
Section 6.4.   Actions in Respect of Letters of Credit                 95

ARTICLE VII    THE AGENTS                                              98

Section 7.1.   Appointment and Authorization                           98
Section 7.2.   Agent and Affiliates                                    98
Section 7.3.   Action by Agents                                        98
Section 7.4.   Consultation with Experts                               98
Section 7.5.   Liability of Agents                                     99
Section 7.6.   Indemnification                                         99
Section 7.7.   Credit Decision                                         99
Section 7.8.   Successor Agents                                       100

ARTICLE VIII   CHANGE IN CIRCUMSTANCES                                101

                                                                     Page
                                                                     ----
Section 8.1.   Basis for Determining Interest Rate
                  Inadequate or Unfair                                101
Section 8.2.   Illegality                                             101
Section 8.3.   Increased Cost and Reduced Return                      102
Section 8.4.   Taxes                                                  104
Section 8.5.   Base Rate Loans Substituted for Affected
                  Euro-Dollar Loans                                   107
Section 8.6.   Substitution of Banks                                  108

                                                                     Page
                                                                     ----
ARTICLE IX     MISCELLANEOUS                                          110

Section 9.1.   Notices                                                110
Section 9.2.   No Waivers                                             110
Section 9.3.   Expenses; Indemnification                              111
Section 9.4.   Sharing of Set-Offs                                    112
Section 9.5.   Amendments and Waivers                                 114
Section 9.6.   Successors and Assigns                                 115
Section 9.7.   Governing Law; Submission to Jurisdiction              118
Section 9.8.   Marshaling; Recapture                                  119
Section 9.9.   Counterparts; Integration; Effectiveness               119
Section 9.10.  WAIVER OF JURY TRIAL                                   119
Section 9.11.  Survival                                               119
Section 9.12.  Domicile of Loans                                      120
Section 9.13.  Limitation of Liability                                120


Exhibit A-1    Form of Note                                           A-1
Exhibit A-2    Form of Swing Note                                     A-1
Exhibit B      Unencumbered Asset Pool Properties                     B-1
Exhibit C      Preapproved Development Properties                     C-1
Exhibit D      Assignment and Assumption Agreement                    D-1

Schedule 3.1 -  Exceptions to Section 3.1
Schedule 4.3 -  Exceptions to Section 4.3
Schedule 4.5 -  Litigation
Schedule 4.19 - Labor Matters
Schedule 4.22 - Real Property Assets
Schedule 5.8 -  Indemnified Contingent Obligations
Schedule 5.22 - Existing Affiliate Agreements